UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

International Business Machines Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Let’s Create

IBM

2024 Notice of
Annual Meeting and
Proxy Statement

Armonk, New York
March 11, 2024
Dear Fellow Stockholders:
On behalf of the IBM Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 30, 2024.
Technology and Expertise
IBM’s performance over the last two years, our improving trajectory, and return to shareholders over the last twelve months, make me optimistic about IBM’s future. We have an unwavering commitment to our clients’ success. We have refined our portfolio, expanded our ecosystem of partners, and enhanced productivity throughout IBM.
I am proud of the innovations we are bringing to market in AI and hybrid cloud. In 2023, we launched watsonx, IBM’s flagship AI and data platform. Designed to manage the full lifecycle of AI for business, watsonx represents a leap forward in our ability to deliver end-to-end AI solutions. IBM’s industry-leading hybrid cloud platform, based on Red Hat OpenShift, helps enterprises unify their data and applications across multiple clouds, on premise, and at the edge. These platforms, alongside our consulting services, form the backbone of our strategy to enable trusted technology solutions across multiple environments.
Watsonx is one example of how we are quickly transforming research into commercial applications. We also continued to enhance IBM Z and AI Ops solutions. And we unveiled our Quantum Heron processor, which improved the performance, efficiency, and scalability of the newly deployed IBM Quantum System Two. IBM also expanded our portfolio through strategic acquisitions, underscoring our commitment to invest in the success of our clients.
Our innovations and financial momentum are enabling IBM to deliver greater value to you, our stockholders.
Engaging with our Stockholders
Stockholder engagement is a core IBM value. Our investor outreach program runs year-round, engaging stockholders on a wide variety of topics. The feedback we receive is integral to the Board’s decision-making process and informs important practices and policies. This ongoing engagement is a cornerstone of our commitment to transparency and accountability.
I once again participated in these outreach efforts, along with our independent Lead Director Alex Gorsky and members of our senior management. Our conversations have directly influenced our strategic decisions and governance practices. We are committed to listening to our investors and ensuring your interests remain a priority, and we pride ourselves on being responsive to shareholder concerns.
Trust and Transparency
At IBM, we are aware of the profound impact technologies like AI will have on business and society. We bear a significant responsibility to develop technologies ethically and to deploy them with trust and transparency. Our efforts in building powerful AI governance into watsonx, advocating for smart AI regulation, and forming the AI Alliance with more than 70 other organizations, reflect our commitment to open, safe, and responsible AI.
I am incredibly proud of the progress IBMers have made to advance our business and help our clients thrive. And I am even more optimistic for what lies ahead.
On behalf of the Board of Directors, thank you for your continued investment and support of IBM.
Very truly yours,
Arvind Krishna
Chairman of the Board

Armonk, New York
March 11, 2024
A Message from our Lead Director:
2023 was an important year of growth for our Company. As IBM’s independent Lead Director, I am pleased to report that IBM is well-positioned for continued success in 2024. Allow me to further share my perspective on our work over the past year and highlight how the Board continues its efforts to ensure effective oversight of your Company.
•
Independent Board Leadership. An essential component of the Board leadership structure is independent leadership. As your independent Lead Director, I am responsible for ensuring the Board exercises prudent judgment, independent from the management team of the Company. As described further in this Proxy Statement, I perform many duties to ensure independent and effective oversight, including presiding over an executive session at each Board meeting without management present and leading the Board’s annual self-evaluation process.

•
The IBM Board. We are continuously focused on ensuring that IBM has an optimal Board structure and composition, and have refreshed more than half the Board in the last five years. This proactive and strategic approach to Board refreshment has brought fresh perspectives and a diversity of skills and experience. Since the last Annual Meeting, we have welcomed Michael Miebach and Marianne C. Brown to the Board. Both Michael and Marianne have deep global technology and business leadership experience that will benefit stockholders and your Board in years to come. They add to a Board that is a diverse group of global thought and business leaders with a wide array of technology, strategic, and business skills and experience in areas including artificial intelligence, hybrid cloud, and cybersecurity.

•
Oversight of Strategy and Risk. Your Board believes that engaged oversight of Company strategy is essential to the Company’s creation of long-term sustainable value. Part of this responsibility is ensuring the Board is actively assessing and overseeing both current and emerging risk. Anticipating for and factoring risks into IBM’s strategy allows IBM to be both prepared and agile as a leading hybrid cloud and AI company.

•
Robust Stockholder Engagement. Engagement with you, IBM’s owners, is a core IBM value and integral to the Board’s decision-making process. The feedback we receive during our year-round engagement informs important practices and policies in areas ranging from corporate governance to executive compensation. We are committed to ensuring that your voices are heard, and in turn, to responsive action. For example, in 2023, responsive to stockholder feedback, we enhanced our disclosure regarding trade associations and adopted a director overboarding policy.

•
Commitment to Corporate Responsibility and an Ethical Business Culture. We know you value IBM’s long-standing pursuit of the highest standards of corporate responsibility, trust and transparency, and the Company’s balanced viewpoint. These are guiding values that differentiate IBM’s approach to its business, including AI, which we believe must be trustworthy, transparent, and explainable. Your Board is actively engaged in overseeing the Company’s efforts in these areas and providing disclosure of our progress, including in the annual IBM Impact Report.

Your Board believes that an ongoing commitment to good corporate governance enhances sustainable stockholder value, particularly over the long term.
We appreciate your investment in IBM and hope that you vote at our Annual Meeting on April 30, 2024.
Very truly yours,
Alex Gorsky
Lead Director

2024 Notice of Annual Meeting & Proxy Statement 1

2024 Notice of Annual Meeting
and Proxy Statement
Items of Business:
The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 30, 2024 at 1:00 p.m. Eastern Time in a virtual format. The items of business are:
1.	Election of directors proposed by IBM’s Board of Directors for a term of one year, as set forth in this Proxy Statement.
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as IBM’s independent registered public accounting firm.
3.	Advisory vote on executive compensation.
4.	Five stockholder proposals, if properly presented at the meeting.
These items are more fully described in the following pages, which are a part of this Notice.
Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the proxy card or the Notice of Internet Availability of Proxy Materials. If you received your materials by mail, you also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance for the meeting because of a disability, please contact the Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Armonk, NY 10504.
Frank Sedlarcik
Vice President and Secretary

Date:	April 30, 2024
Time:	1:00 p.m. Eastern Time
Virtual Meeting Site:	www.virtualshareholdermeeting.com/IBM2024
Your vote is important.
Please vote by following the instructions on
your proxy card or voting instruction form.
To express our appreciation for your participation, IBM will make a $1 charitable donation to World Food Program USA on behalf of every stockholder account that votes this year.

World Food Program USA proudly supports the mission of the United Nations World Food Programme by mobilizing resources and advocacy to transform food assistance into a lifeline for peace, stability, and prosperity in the aftermath of conflict, disasters, and climate change.

The proxy materials, including this Proxy Statement, the IBM 2023 Annual Report, which includes the consolidated financial statements, and the proxy card, or the Notice of Internet Availability of Proxy Materials, as applicable, are being distributed beginning on or about March 11, 2024 to all stockholders entitled to vote.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 30, 2024: the Proxy Statement and the Annual Report to Stockholders are available at www.ibm.com/investor/material/.
Websites throughout this Proxy Statement are provided for reference only. Websites referred to herein are not incorporated by reference into this Proxy Statement.
22024 Notice of Annual Meeting & Proxy Statement

Proxy Summary
Voting Matters Stockholders will be asked to vote on the following matters at the Annual Meeting:
Items of Business		Board’s recommendation	Where to find details
1.	Election of 13 Directors	FOR all nominees	P. 11-17
2.	Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm	FOR	P. 68
3.	Advisory Vote on Executive Compensation (Say on Pay)	FOR	P. 69
4.	Stockholder Proposal Requesting a Public Report on Lobbying Activities	AGAINST	P. 70-72
5.	Stockholder Proposal Requesting a Public Report on Congruency in China Business Operations and ESG Activities	AGAINST	P. 72-73
6.	Stockholder Proposal Requesting a Right to Act by Written Consent	AGAINST	P. 73-75
7.	Stockholder Proposal Requesting a Public Report on Climate Lobbying	AGAINST	P. 75-76
8.	Stockholder Proposal Requesting the Adoption of Greenhouse Gas Emissions Targets	AGAINST	P. 77-78
What’s new?

We continue to enhance our governance, compensation, and sustainability practices and disclosures. Among many other items, since last year, IBM has:
•
Enhanced our disclosure regarding trade associations

•
Adopted a director overboarding policy

•
Continued to publish our annual IBM Impact Report, sharing IBM’s progress towards our corporate responsibility commitments and performance

•
Continued our Annual Incentive Program and Performance Share Unit metrics that were established in 2021, reflecting IBM’s continued focus on revenue and free cash flow to align with shareholder value

Governance Highlights
Effective Board leadership, independent oversight and strong corporate governance
•
Independent Lead Director with robust and well-defined responsibilities

•
Committee sessions with key strategic leaders from senior management

•
Annual Board self-evaluations led by the independent Lead Director

•
Executive session led by the independent Lead Director at each Board meeting

•
Proactive Board and committee refreshment with focus on diversity and the optimal mix of skills and experience

•
Annual review of the Board leadership structure

•
Confidential voting

•
Director overboarding policy NEW

Stockholder rights and accountability
•
Annual election of all directors

•
Majority voting for directors in uncontested elections

•
Stockholder special meeting right

•
Proxy access

•
No stockholder rights plan

•
No supermajority voting provisions

•
Robust year-round stockholder engagement process

•
Signatory of Commonsense Principles 2.0

•
Endorser of Investor Stewardship Group Principles

•
Signatory to the Business Roundtable Statement on the Purpose of a Corporation

•
Stockholder right to remove directors

2024 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary 3

IBM Board of Directors
Director Nominees
IBM’s Board is composed of a diverse, experienced group of global thought, business, and academic leaders.
Director	Age	Primary Occupation	Director Since	Committee Memberships				Audit Committee Financial Expert
Marianne C. Brown	65	Former Chief Operating Officer, Global Financial Solutions, Fidelity National Information Services, Inc.	2023
Thomas Buberl	50	Chief Executive Officer, AXA S.A.	2020
David N. Farr	69	Retired Chairman and Chief Executive Officer, Emerson Electric Co.	2012
Alex Gorsky	63	Former Chairman and Chief Executive Officer, Johnson & Johnson	2014
Michelle J. Howard	63	Retired Admiral, United States Navy	2019
Arvind Krishna	61	Chairman and Chief Executive Officer, IBM	2020
Andrew N. Liveris	69	Retired Chairman and Chief Executive Officer, The Dow Chemical Company	2010
F. William McNabb III	66	Retired Chairman and Chief Executive Officer, The Vanguard Group, Inc.	2019
Michael Miebach	56	Chief Executive Officer, Mastercard Incorporated	2023
Martha E. Pollack	65	President, Cornell University	2019
Peter R. Voser	65	Retired Chief Executive Officer, Royal Dutch Shell plc, and Chairman, ABB Ltd.	2015
Frederick H. Waddell	70	Retired Chairman and Chief Executive Officer, Northern Trust Corporation	2017
Alfred W. Zollar	69	Executive Advisor, Siris Capital Group, LLC	2021
		Number of meetings held in 2023		10	4	8	0
Audit:
Directors and Corporate Governance:
Executive Compensation and Management Resources:
Executive:
Audit Committee Financial Expert:
42024 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary

Optimal Mix of Skills and Experience of Director Nominees
IBM’s directors collaboratively contribute significant experience in the areas most relevant to overseeing the Company’s business and strategy.
The skills and experience of our Board include, but are not limited to:
•
Industry leaders with deep executive and oversight experience;

•
Global operational experience to oversee a business of IBM’s scale, scope, and complexity;

•
Technology, cybersecurity and digital transformation experience;

•
Key insight into IBM’s regulatory environment; and

•
Diversity of backgrounds and experiences.

Active Board Refreshment
2019			2020		2021	2023
Michelle J. Howard	F. William McNabb III	Martha E. Pollack	Thomas Buberl	Arvind Krishna	Alfred W. Zollar	Michael Miebach	Marianne C. Brown
Policy expertise and technology experience with a cybersecurity focus	Global business, corporate governance and technology experience	Research leadership and technology experience, including artificial intelligence	Global business experience and expertise leading digital transformations	Global business and organizational leadership experience and deep technology expertise	Deep technology experience in systems and software	Global business and technology experience, including digital transformation, cybersecurity and data-driven insights	Global business and technology experience, including financial services, systems, and software
Independent and Diverse Board
The Board includes directors who have a deep understanding of our business and who bring new skills and fresh perspectives. We have a deliberate mix of age and tenure on the Board, which reflects our commitment to ongoing and proactive Board refreshment.
2024 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary 5

Ongoing Stockholder Engagement
Robust Engagement and Dialogue
Stockholder feedback is integral to the Board’s decision-making process and informs the Company’s policies, practices and disclosures. IBM proactively engages with stockholders throughout the year in order to share key updates and solicit perspectives and feedback. It is essential to IBM’s Board and senior management that stockholders are afforded a chance to provide their thoughts on topics of interest. Engagement participants have included senior members of management, our Investor Relations team, and IBM’s independent Lead Director.
IBM’S ONGOING ENGAGEMENT PROCESS

Engaging with Stockholders
In 2023, we reached out to over 70% of institutional investors and >250,000 retail investors leading up to the Annual Meeting. Following the 2023 Annual Meeting, during the off-season, we reached out to stockholders owning more than 57% of shares that voted at the Annual Meeting.
IBM also engaged in investor dialogue related to strategy at 14 sell-side hosted conferences, reaching large audiences, along with individual investor and group engagements throughout the year.

Robust Conversations
IBM customizes its engagements by aligning discussion topics with stockholders’ areas of interest, ensuring that stockholders have an opportunity for an open dialogue with the Company, including appropriate subject matter experts. This year, the topics stockholders expressed interest in learning more about included: responsible AI; IBM’s annual Impact Report; policies and practices regarding board diversity; and human capital management.

Enhancing Practices
Stockholder feedback is integrated into boardroom discussions and helps to inform the Board’s decisions and the Company’s policies, practices and disclosures.
OUTCOMES OF ENGAGEMENT

Board and Governance
•
Enhanced our disclosure regarding trade associations

•
Adopted a director overboarding policy

•
Continued focus on Board diversity with 3 women directors and 3 ethnically diverse directors added in the last 5 years

•
Active Board refreshment with over 60% of the Board new in the last 5 years

Executive Compensation
•
Continued our Annual Incentive Program and Performance Share Unit metrics that were established in 2021, reflecting IBM’s continued focus on revenue and free cash flow to align with shareholder value

•
Continued stock options in 2023 as part of the overall equity pay mix for executives, which ensures a portion of equity does not generate value unless IBM’s common stock price increases over the price when granted

Corporate Responsibility
•
Published our IBM Impact Report, sharing IBM’s progress on its commitments and performance

•
Continued to accelerate assessment, due diligence, and controls related to human capital throughout our value chain

•
Continued pursuit of our goals to use more renewable electricity, reduce our greenhouse gas emissions, offer more energy efficient products and services, and achieve net zero operational greenhouse gas emissions by 2030

62024 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary

Business Highlights
In 2023, IBM continued to take meaningful actions to strengthen its position as a leader in hybrid cloud and AI, delivering financial results that fueled business investments and stockholder returns through dividends.
2023 Performance Highlights
Compensation Highlights
Our compensation strategy supports IBM’s high value business model
What We Do
Tie a significant portion of pay to Company performance
Mitigate risk taking by emphasizing long-term equity incentives, placing caps on potential payments, and maintaining robust clawback provisions
Require significant share ownership by the Chairman and CEO, Vice Chairman and Senior Vice Presidents
Utilize noncompetition and nonsolicitation agreements for senior executives
Remove impact of share repurchase on executive incentives
What We Don’t Do
No individual severance or change-in-control agreements for executive officers
No excise tax gross-ups for executive officers
No dividend equivalents on unearned RSUs/PSUs
No hedging/pledging of IBM stock
No stock option repricing, exchanges or stock options granted below market value
No guaranteed incentive payouts for executive officers
No accelerated vesting of equity awards for executive officers
No above-market returns on deferred compensation plans

2024 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary 7

IBM Board of Directors
Overview
IBM’s Board of Directors is responsible for supervision of the overall affairs of IBM. Following the Annual Meeting in 2024, the Board will consist of 13 directors. In between annual meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies.
Director Selection Process
The Directors and Corporate Governance Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has the optimal mix of skills, expertise, experience, and diversity of backgrounds. The Committee recommends candidates to the full Board for election.
The Board believes that the following core attributes are key to ensuring the continued vitality of the Board and excellence in the execution of its duties:
The Committee and the Board identify candidates through a variety of means, including:
• recommendations from members of the Committee and the full Board • information the Committee requests from the Secretary of IBM	• suggestions from IBM management • a third-party search firm, from time to time
82024 Notice of Annual Meeting & Proxy Statement   |   IBM Board of Directors

Director Skills and Qualifications
The IBM Board is composed of a diverse group of members, all leaders in their respective fields. All current directors have leadership experience at major domestic and international organizations with operations inside and outside the United States, at academic or research institutions, or in government. Directors also have deep industry expertise as leaders of organizations within some of the Company’s most important client industries and constituencies.

Building the Right Board for IBM: Key Director Attributes

Business Operations, Innovation, Transformation and Digital Experience

100% of IBM directors have led complex organizations

For over a century, IBM has continuously reinvented itself to help its clients move from one era to the next. The ability to comprehend and analyze complex matters, including technology, is key to the IBM Board's oversight of the Company's innovation and digital transformation. All IBM directors have led large organizations, crucial experience for understanding and overseeing the scale, scope, and complexity of IBM's business.

Industry Expertise

Director-wide industry experience includes:

- Information Technology
- Financial Services and Insurance
- Healthcare
- Pharmaceuticals
- Energy
- Chemicals
- Transport and Logistics
- Manufacturing
- Private Equity
- Research and Development
- Government

IBM uniquely combines innovative technology with deep industry expertise, underpinned by security, trust, and responsible stewardship. IBM's directors have experience leading organizations in a variety of industries that enhance the Board's knowledge. Their perspectives on contemporary business issues and experience running data-intensive organizations are an asset to the Company and to our stockholders.

Diverse and Global Perspective

Every IBM director has international experience

IBM conducts business around the globe. Our business success is derived from an understanding of diverse business environments and economic conditions and a broad perspective on global business opportunities. The Board's diversity and international experience is crucial for IBM, which operates in more than 175 countries around the world.

The Directors and Corporate Governance Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of the Board members described below, provide IBM with the perspectives and judgment necessary to guide IBM’s strategies and oversee their execution.
2024 Notice of Annual Meeting & Proxy Statement   |   IBM Board of Directors9

IBM Board of Directors – Experience and Skills of Director Nominees
Director	Marianne C. Brown	Thomas Buberl	David N. Farr	Alex Gorsky	Michelle J. Howard	Arvind Krishna	Andrew N. Liveris	F. William McNabb III	Michael Miebach	Martha E. Pollack	Peter R. Voser	Frederick H. Waddell	Alfred W. Zollar
Client Industry Expertise
Organizational Leadership and Management
Global Operations
CFO
Specific Risk Oversight/Risk Management Exposure
Technology, Cybersecurity or Digital
Academia
Government/ Regulatory, Business Associations or Public Policy
Public Board
Gender Identity	Female	Male	Male	Male	Female	Male	Male	Male	Male	Female	Male	Male	Male
Race and/or Ethnicity	White/Caucasian	White/Caucasian	White/Caucasian	White/Caucasian	Black/African American	Asian/Pacific Islander	White/Caucasian	White/Caucasian	White/Caucasian	White/Caucasian	White/Caucasian	White/Caucasian	Black/African American
Born Outside the U.S.
The following client industries provide a snapshot into the many key and diverse industries in which our directors have relevant experience. Many of our directors have experience in multiple client industries.
Healthcare	Manufacturing
Energy	Information Technology
Government	Research & Development
Financial Services & Insurance	Chemicals
102024 Notice of Annual Meeting & Proxy Statement   |   IBM Board of Directors

1. Election of Directors for a Term of One Year
The Board proposes the election of the following director nominees for a term of one year. Below is information about each nominee, including biographical data for at least the past five years. If one or more of these nominees become unavailable to accept a nomination or election as a director, the individuals named as proxies on the proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.
Joseph R. Swedish is not a nominee for election, and his term on the Board will end in April. We are grateful to him for his many valuable contributions and will miss his participation.
Marianne C. Brown Former Chief Operating Officer, Global Financial Solutions, Fidelity National Information Services, Inc. Director since: 2023 Age: 65 Committee:
Directors and Corporate Governance

Qualifications
•
Global business and technology experience as chief operating officer, Global Financial Solutions, Fidelity National Information Services, Inc.

•
Significant expertise in IT goods and services, cybersecurity and business management

•
Outside board experience as a director of Northrop Grumman Corporation, The Charles Schwab Corporation, and Akamai Technologies, Inc.

Relevant experience
Ms. Brown, 65, served as chief operating officer of Fidelity National Information Services, Inc.’s (FIS) Global Financial
Solutions organization from January 2018 to June 2019. Prior to that, Ms. Brown served as chief operating officer, Institutional and Wholesale Business of FIS, when it acquired SunGard Financial Systems. In 2014, Ms. Brown was chief operating officer of SunGard Financial Systems. In 2006, Ms. Brown was the chief executive officer and president of Omgeo LLC. Before joining Omgeo LLC, she was the chief executive officer of the Securities Industry Automation Corporation. She is a director of Northrop Grumman Corporation, The Charles Schwab Corporation, and Akamai Technologies, Inc., and served on the board of VMware, Inc. from 2019 until 2023.

Thomas Buberl Chief Executive Officer, AXA S.A., a multinational insurance firm Director since: 2020 Age: 50 Committee:
Executive Compensation and Management Resources

Qualifications
•
Global business experience as chief executive officer of AXA S.A.

•
Affiliation with leading business and public policy associations (member of the Climate Finance Leadership Initiative and former chair of Pan-European Insurance Forum)

•
Acknowledged leader in digital transformation

•
Outside board experience as a member of the supervisory board of Bertelsmann VerwaltungsGesellschaft

Relevant experience
Mr. Buberl, 50, joined Winterthur in 2005, which became a subsidiary of AXA in 2006. In 2008, he joined Zurich Insurance
Group as chief executive officer for Switzerland. Mr. Buberl returned to AXA in 2012 as chief executive officer for AXA Konzern AG (Germany) and he became a member of AXA’s executive committee. In 2015, Mr. Buberl became the chief executive officer of AXA’s health business and a member of AXA’s group management committee. Mr. Buberl was additionally appointed chief executive officer of AXA’s global business line for life and savings and deputy chief executive officer of AXA in early 2016. He was named chief executive officer and joined the board of directors of AXA in September 2016. He is a member of the supervisory board of Bertelsmann, a member of the Climate Finance Leadership Initiative and the former chair of the Pan-European Insurance Forum. Additionally, during the past five years, he was a director of AXA Equitable Holdings, Inc., a former subsidiary of AXA S.A.

2024 Notice of Annual Meeting & Proxy Statement   |   Election of Directors11

David N. Farr Retired Chairman and Chief Executive Officer, Emerson Electric Co., a diversified manufacturing and technology company Director since: 2012 Age: 69 Committee:
Audit

Qualifications
•
Global business and technology experience as chairman and chief executive officer of Emerson Electric Co.

•
Affiliation with leading business and public policy associations (former director of the U.S.-China Business Council)

•
Outside board experience as former director of Delphi Corporation

Relevant experience
Mr. Farr, 69, joined Emerson in 1981 and subsequently held various executive positions. He was named senior executive vice president and chief operating officer in 1999, chief executive officer in 2000 and chairman and chief executive officer in 2004. Mr. Farr was named chairman, president and chief executive officer in 2005 and chairman and chief executive officer in 2010, positions he held until his retirement in 2021. He is the former chairman of the National Association of Manufacturers and is a former director of the U.S.-China Business Council.

Alex Gorsky Former Chairman and Chief Executive Officer, Johnson & Johnson, a global healthcare products company Director since: 2014 Age: 63 Committee:
Executive

Qualifications
•
Global business and technology experience as executive chairman and chief executive officer of Johnson & Johnson

•
Affiliation with leading business and public policy associations (former Chair of the Business Roundtable’s Corporate Governance Committee and former member of the Business Council Executive Committee)

•
Leader in diversity & inclusion and veterans’ issues

•
Member of an advisory board at an academic institution

Relevant experience
Mr. Gorsky, 63, is the former chairman and chief executive officer of Johnson & Johnson, and one of just seven leaders to have served in the dual role of chairman and chief executive officer since the company was listed on the New York Stock Exchange in 1944. He joined Johnson & Johnson in 1988 as a sales representative with Janssen Pharmaceutica. In 2003, he was named company group chairman of the Johnson & Johnson pharmaceutical business in Europe, the Middle East and Africa. Mr. Gorsky left Johnson & Johnson in 2004 to join the Novartis Pharmaceuticals Corporation, where he served as head of the company’s pharmaceutical business in North America. Mr. Gorsky returned to Johnson & Johnson in 2008 as company group chairman for Ethicon. In early 2009, he was appointed worldwide chairman of the Surgical Care Group and member of the executive committee. In September 2009, he was appointed worldwide chairman of the Medical Devices and Diagnostics Group, and became vice chairman of the executive committee in January 2011. He was named chief executive officer and joined the board of directors in April 2012, and was named chairman of the board of directors in December 2012. Mr. Gorsky remained chief executive officer until he transitioned to executive chairman at the end of 2021. He currently sits on the boards of Apple, JPMorgan Chase and the Travis Manion Foundation, and serves on the Wharton School of the University of Pennsylvania Board of Advisors.

122024 Notice of Annual Meeting & Proxy Statement   |   Election of Directors

Michelle Howard Retired Admiral, United States Navy Director since: 2019 Age: 63 Committee:
Audit

Qualifications
•
Leadership and policy experience as the U.S. Navy’s first woman four-star admiral

•
Operational experience as commander of U.S. Naval Forces in Europe and Africa

•
Global operations and technology experience as Vice Chief of Naval Operations, with focus on cybersecurity and information technology in the digital age

•
Leadership and teaching positions in government and academia

Relevant experience
Admiral Michelle J. Howard, 63, is a retired United States Navy officer. Admiral Howard began serving in the United States Navy in 1982, after graduating from the U.S. Naval Academy. During her 35 years of service, she led sailors and marines as, at various times, the Commander of a ship, an Expeditionary Strike Group, a Task Force, and a Naval theater. In 1999, she became the first African American woman to command a ship in the United States Navy. In 2014, she was the first woman to become a four-star admiral in the U.S. Navy and the first woman and African American to be appointed to the position of Vice Chief of Naval Operations, the second-highest ranking uniformed officer in the branch. Responsible for the Navy’s day-to-day operations, she focused on cyber culture and information security in the digital age, as well as gender integration, in addition to oversight of a multi-billion dollar budget and the establishment of an auditing framework. In 2016, Admiral Howard was appointed by the President to serve as commander of U.S. Naval Forces in Europe and Africa and the Allied Joint Forces Command in Naples, Italy, making her the first woman four-star admiral to command operational forces. She retired from the Navy in 2017. Admiral Howard’s distinguished career in national defense has included both at-sea and ashore posts, placing her in key leadership positions within the areas of engineering, operations, and strategic planning and policy. Admiral Howard is a graduate of the U.S. Naval Academy and the U.S. Army Command and General Staff College. She was the J.B. and Maurice C. Shapiro Professor of International Affairs at the Elliott School of International Affairs at George Washington University from 2018 to 2020, where she taught in the areas of cybersecurity and international policy. In 2022, she was appointed by the President to the Board of Visitors of the U.S. Naval Academy.

Arvind Krishna Chairman and Chief Executive Officer, IBM Director since: 2020 Age: 61 Committee:
Executive (Chair)

Qualifications
•
Global business and organizational leadership experience as chairman and chief executive officer of IBM

•
Research experience as Director of IBM Research and a computer scientist with expertise in key IBM technologies such as artificial intelligence, cloud and quantum computing

•
Technology experience as general manager of IBM’s Systems and Technology group and Senior Vice President for IBM’s Cloud and Cognitive Software

•
Outside business experience as a director of the Federal Reserve Bank of New York

Relevant experience
Arvind Krishna, 61, became the chief executive officer of IBM, and a member of the Board of Directors, in April 2020. He was elected chairman of the Board of Directors in December 2020. Mr. Krishna joined IBM in 1990. Mr. Krishna led the IBM Cloud and Cognitive Software business unit from 2017 to April 2020 and was a principal architect of the acquisition of Red Hat, the largest acquisition in the Company’s history. Mr. Krishna also served as the director of IBM’s Research division from 2015 to 2020. Previously, he was general manager of IBM’s Systems and Technology Group, IBM’s development and manufacturing organization. Prior to that, he built and led many of IBM’s data-related businesses. In 2022, he became a director of the Federal Reserve Bank of New York. He is also a director of Northrop Grumman Corporation. He has an undergraduate degree from the Indian Institute of Technology, Kanpur, and a PhD. in electrical engineering from the University of Illinois at Urbana-Champaign.

2024 Notice of Annual Meeting & Proxy Statement   |   Election of Directors13

Andrew N. Liveris Retired Chairman and Chief Executive Officer, The Dow Chemical Company, a materials, polymer, chemicals, and biological sciences enterprise Director since: 2010 Age: 69 Committees:
Directors and Corporate Governance (Chair)
Executive
Qualifications
•
Global business and technology experience as the chairman, president and chief executive officer of The Dow Chemical Company and executive chairman of DowDuPont Inc.

•
U.S. and international government service (member of the President’s Task Force on Apprenticeship Expansion, member of the Australian government’s Industry Growth Centres Advisory Committee and a former member of Thailand’s Board of Investment)

•
Affiliation with leading business and public policy associations

•
Experience as a university trustee

Relevant experience
Mr. Liveris, 69, joined Dow in 1976 and subsequently held various executive positions before being named president and chief executive officer of Dow in 2004 and chairman in 2006.
In 2016, he transitioned to the president role and continued as chairman and chief executive officer of Dow until late 2017, when he transitioned to the position of executive chairman of DowDuPont, a position he held until his retirement in July 2018. Mr. Liveris is a director of Worley, Saudi Aramco and Lucid Motors. He serves as a director of NOVONIX Limited, which has announced that he will not stand for re-election at its Annual Meeting on April 17, 2024. Additionally, Mr. Liveris is a former Executive Committee member of The Business Council, the former chairman of The Business Council and the former vice chairman of the Executive Committee of the Business Roundtable. Mr. Liveris is also a trustee of the Minderoo Foundation of Australia, and The King Abdullah University of Science and Technology (KAUST), and is a former trustee of the California Institute of Technology and the United States Council for International Business. He is also the president of the Brisbane 2032 Olympic and Paralympic Games Organizing Committee.

Frederick William McNabb III Retired Chairman and Chief Executive Officer, The Vanguard Group, Inc., one of the world’s largest investment management companies Director since: 2019 Age: 66 Committee:
Audit

Qualifications
•
Global business and technology experience as chairman and chief executive officer of The Vanguard Group, Inc.

•
Outside board experience as a director of UnitedHealth Group

•
Member of several advisory boards at academic institutions

Relevant experience
Mr. McNabb, 66, served as chairman of The Vanguard Group, Inc. from 2008 until his retirement in 2018 and served as chief executive officer from 2008 to 2017. He joined Vanguard in 1986. In 2010, he became chairman of the board of directors and the board of trustees of the Vanguard group of investment companies. Earlier in his career, Mr. McNabb led each of Vanguard’s client facing business divisions. Mr. McNabb served as the vice-chairman of the Investment Company Institute’s Board of Governors and served as its chairman from 2013 to 2016. He is a director of UnitedHealth Group and serves as the chair of its audit committee. He is also a director of Axiom. Mr. McNabb is the former chairman of the board of the Zoological Society of Philadelphia, chairman of the USRowing Foundation, and former chairman of Ernst & Young’s Independent Audit Quality Committee. Mr. McNabb also serves on the Wharton Leadership Advisory Board, the Advisory Board of the Ira M. Millstein Center for Global Markets and Corporate Ownership at Columbia University and is also Co-Chair of the Board of Directors of CECP: The CEO Force for Good.

142024 Notice of Annual Meeting & Proxy Statement   |   Election of Directors

Michael Miebach Chief Executive Officer, Mastercard Incorporated Director since: 2023 Age: 56 Committee:
Directors and Corporate Governance

Qualifications
•
Global business and technology experience as chief executive officer of Mastercard

•
Affiliation with leading business and public policy associations (including the Business Roundtable, the Business Council, and the International Business Council of the World Economic Forum)

•
Member of the United States Council for International Business

Relevant experience
Mr. Miebach, 56, is the chief executive officer of Mastercard and a member of its board of directors. He joined Mastercard in
2010 to lead its Middle East and Africa operations, before becoming chief product officer in 2016. As Mastercard’s chief product officer he gained essential perspective into consumer insights as well as valuable experience in information security and innovation. Mr. Miebach became president in 2020 and then chief executive officer in 2021. Prior to joining Mastercard, Mr. Miebach held senior roles at Barclays Bank and CitiBank. Mr. Miebach is a member of the Business Roundtable, the Business Council, the U.S.-India CEO Forum, the U.S.-India Strategic Partnership Forum, the International Advisory Panel of the Monetary Authority of Singapore, the International Business Council of the World Economic Forum, and the United States Council for International Business. He sits on the board of directors for the Metropolitan Opera, and the World Resources Institute.

Martha E. Pollack
President, Cornell University, a leading research university that creates new technologies and achieves fundamental breakthroughs in understanding and improving lives around the world
Director since: 2019
Age: 65
Committee:

Executive Compensation and Management Resources

Qualifications
•
Organizational leadership, management and risk oversight, and management experience as president of Cornell University

•
Research experience as a computer scientist with expertise in artificial intelligence as a professor of computer science, information science, and linguistics

•
U.S. Government service as a former member of the advisory committee for the National Science Foundation’s Computer and Information Science and Engineering Division

•
Healthcare experience as a former member of the Board of Directors of the University of Michigan Hospitals and Health Center, and as a member (ex officio) of the board of overseers of Weill Cornell Medicine

•
Technology experience as a fellow of the Association for Computing Machinery, a former president of the Association for the Advancement of Artificial Intelligence, a former board member of the Computing Research Association, and a former member of the technical staff in the Artificial Intelligence Center at SRI International

Relevant experience
Dr. Pollack, 65, is the president of Cornell University and a professor of computer science, information science and linguistics. She took office in 2017. From 2000 to 2017, Dr. Pollack held various positions at the University of Michigan with increasing responsibility, including dean of the School of Information, vice provost for academic and budgetary affairs, and finally, provost and executive vice president for academic affairs. Dr. Pollack is a fellow of the American Association for the Advancement of Science, the Association for Computing Machinery and the Association for the Advancement of Artificial Intelligence. Dr. Pollack has served as editor-in-chief of the Journal of Artificial Intelligence Research, a former president of the Association for the Advancement of Artificial Intelligence, a former member of the technical staff in the Artificial Intelligence Center at SRI International, a former member of the advisory committee for the National Science Foundation’s Computer and Information Science and Engineering Division, and a former member of the board of directors of the Computing Research Association. Dr. Pollack also served on the Steering Committee of the Jacobs Technion-Cornell Institute, the academic partnership between Cornell and Technion-Israel Institute of Technology at Cornell Tech. She is currently a board member of the American Association of Universities, and a Trustee of ITHAKA. In 2022, Dr. Pollack was elected as a member of the American Academy of Arts & Sciences.

2024 Notice of Annual Meeting & Proxy Statement   |   Election of Directors15

Peter R. Voser
Retired Chief Executive Officer, Royal Dutch Shell plc, a global group of energy and petrochemical companies; Chairman, ABB Ltd., a global group of power and automation companies
Director since: 2015
Age: 65
Committees:

Audit (Chair)
Executive
Qualifications
•
Global business and technology experience as chairman of ABB Ltd. and chief executive officer of Royal Dutch Shell plc

•
Affiliation with leading business and public policy associations (former member of the European Round Table of Industrialists and a former member of The Business Council)

•
Outside board experience as a director of Temasek

Relevant experience
Mr. Voser, 65, joined Shell in 1982 and held a variety of finance and business roles including chief financial officer of Oil
Products. In 2002, he joined the Asea Brown Boveri (ABB) Group of Companies as chief financial officer and a member of the ABB Group executive committee. Mr. Voser returned to Shell in 2004, becoming a managing director of The Shell Transport and Trading Company, p.l.c. and chief financial officer of the Royal Dutch/Shell Group. He was appointed chief executive officer of Royal Dutch Shell plc in 2009 and held that position until his retirement in late 2013. Mr. Voser was named chairman of ABB Ltd. in 2015 and was the interim chief executive officer from April 2019 until February 2020. He is a director of Temasek Holdings (Private) Limited, as well as Group Chairman of the Board of PSA International Pte Ltd, Singapore, a Temasek subsidiary. Mr. Voser is also active in a number of international and bilateral organizations. Additionally, from 2011 until 2019, he was a director of Roche Holding Limited.

Frederick H. Waddell Retired Chairman and Chief Executive Officer, Northern Trust Corporation, a financial services company Director since: 2017 Age: 70 Committees:
Executive Compensation and Management Resources (Chair)
Executive
Qualifications
•
Global business and technology experience as chairman and chief executive officer of Northern Trust Corporation

•
Outside board experience as a director of AbbVie Inc.

•
Experience as a university trustee

Relevant experience
Mr. Waddell, 70, joined Northern Trust Corporation in 1975 and served as the chairman of the board from November 2009 until his retirement in January 2019. He previously served as chief executive officer from 2008 through 2017, as president from 2006 through 2011 and again from October to December 2016, and as chief operating officer from 2006 to 2008. Additionally, Mr. Waddell is a member of the Board of Trustees of the Art Institute of Chicago, the Chicago Symphony Orchestra, and Northwestern University, and a director of AbbVie Inc.

162024 Notice of Annual Meeting & Proxy Statement   |   Election of Directors

Alfred W. Zollar Executive Advisor, Siris Capital Group LLC, a private equity firm Director since: 2021 Age: 69 Committee:
Directors and Corporate Governance

Qualifications
•
Global business and leadership experience as an executive partner and executive advisor at Siris Capital Group

•
Deep technology experience with more than 40 years in systems and software, including as director of Red Hat

•
Outside board experience as a director of Nasdaq, Bank of New York Mellon, and as a former director of Public Service Enterprise Group

Relevant experience
Mr. Zollar, 69, has served as an executive advisor at Siris Capital Group, a private equity group specializing in technology and telecom investments, since March 2021; previously, Mr. Zollar was an executive partner from 2014 through March 2021. While at Siris Capital Group, Mr. Zollar has worked closely with cloud-based technology providers, leading providers of enterprise security solutions and other technology and software-as-a-service companies. He served as a director of Red Hat from 2018 until 2019 and of Public Service Enterprise Group from 2012 until 2023. He is currently a director of Nasdaq Inc. and Bank of New York Mellon Corp. He is also a member of the Executive Leadership Council and a lifetime member of the National Society of Black Engineers. Mr. Zollar retired from IBM in 2011 following a 34-year career during which he held a variety of senior management positions in IBM’s systems and software groups.

THE BOARD RECOMMENDS YOU VOTE FOR EACH OF THE NOMINEES INTRODUCED ABOVE.
2024 Notice of Annual Meeting & Proxy Statement   |   Election of Directors17

Governance and the Board
Committees of the Board
Members of the Audit Committee, Directors and Corporate Governance Committee, and the Executive Compensation and Management Resources Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board, and the standards of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE).
Board Committee Refreshment
On at least an annual basis, the Directors and Corporate Governance Committee reviews committee assignments and discusses whether rotation of committee members and committee chairs is appropriate to introduce fresh perspectives and to broaden and diversify the views and experiences represented on the Board’s committees. In 2023, Mr. Miebach and Ms. Brown joined the Directors and Corporate Governance Committee, and Mr. Buberl rotated from the Directors and Corporate Governance Committee to the Executive Compensation and Management Resources Committee.
Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2023.

Members:	Arvind Krishna (Chair) Alex Gorsky Andrew N. Liveris Peter R. Voser Frederick H. Waddell	Number of meetings in 2023: 0
Audit Committee

Members:
Peter R. Voser
(Chair)
David N. Farr
Michelle J. Howard
F. William McNabb III
Audit Committee
Financial Experts:
David N. Farr
Michelle J. Howard
F. William McNabb III
Peter R. Voser
Number of meetings in 2023: 10

Key Responsibilities:
The Audit Committee is responsible for reviewing reports of IBM’s financial results, audit results, internal controls, and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations, including federal procurement requirements. Concurrent with that responsibility, set out more fully in its charter, the Audit Committee performs many other functions, including:

•
selecting the independent registered public accounting firm and reviewing its selection with the Board;

•
annually preapproving the proposed services to be provided by the accounting firm during the year;

•
receiving and discussing reports relating to key controls and processes, including cybersecurity, and publicly reported environment, social and governance data;

•
reviewing the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for IBM;

•
meeting with management prior to each quarterly earnings release; and

•
regular private sessions with senior management, including IBM’s Chief
Trust and Compliance Officer.

The Audit Committee chair, pursuant to authority delegated by the Audit Committee, may approve engagements with the independent registered public accounting firm that are outside the scope of the services and fees approved by the Committee, which are later presented to the Committee.
The Board has determined that each member of the Committee qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC.
Charter: http://www.ibm.com/investor/att/pdf/auditcomcharter.pdf

182024 Notice of Annual Meeting & Proxy Statement   |   Governance and the Board

Directors and Corporate Governance Committee
Members: Andrew N. Liveris (Chair) Marianne C. Brown Michael Miebach Alfred W. Zollar Number of meetings in 2023: 4
Key Responsibilities:
The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure and practices of the Board. Concurrent with that responsibility, set out more fully in its charter, the Directors and Corporate Governance Committee performs many other functions, including:

•
recommending qualified candidates to the Board for election as directors of IBM, including the slate of directors that the Board proposes for annual election by stockholders at the annual meeting, and planning for future Board and committee refreshment actions;

•
advising and making recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board;

•
making recommendations to the Board on compensation for non-management directors;

•
overseeing policies and practices related to corporate social responsibility, sustainability and environmental, social, and governance matters; and

•
reviewing and considering stockholder proposals, including those dealing with issues of public and social interest.

As discussed above, the Committee is responsible for recommending qualified candidates to the Board for election as directors of IBM. The Committee recommends candidates based on their business or professional experience, the diversity of their background (including gender and ethnic diversity), and their talents and perspectives.
Charter:
https://www.ibm.com/investor/att/pdf/IBM-Directors-and-Corporate-Governance-Committee-Charter.pdf

Executive Compensation and Management Resources Committee
Members: Frederick H. Waddell (Chair) Thomas Buberl Martha E. Pollack Number of meetings in 2023: 8
Key Responsibilities:
The Executive Compensation and Management Resources Committee has responsibility for defining and articulating IBM’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers. Concurrent with that responsibility, set out more fully in its charter, the Executive Compensation and Management Resources Committee performs many other functions, including:

•
reviewing and approving the corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluating performance in light of those goals and objectives and, together with the other independent directors, determining and approving the Chairman and CEO’s compensation based on this evaluation;

•
reviewing IBM’s human capital management, diversity and inclusion and other management resources programs, including overseeing, along with the full Board, the succession-planning process of the CEO and other senior management positions;

•
approving, by direct action or through delegation, participation in and all awards, grants, and related actions under IBM’s various equity plans;

•
reviewing the compensation structure for IBM’s officers and providing oversight of management’s decisions regarding performance and compensation of other employees; and

•
monitoring compliance with stock ownership guidelines.

The Committee reports to stockholders as required by the SEC (see 2023 Report of the Executive Compensation and Management Resources Committee of the Board of Directors in this Proxy Statement).
Members of the Committee are not eligible to participate in any of the plans or programs that the Committee administers.
Charter: https://www.ibm.com/investor/att/pdf/Executive_Compensation_and_Management_Resources_Committee_Charter.pdf

2024 Notice of Annual Meeting & Proxy Statement   |   Committees of the Board 19

Compensation Committee Interlocks and Insider Participation: None
Messrs. Buberl, Gorsky, Swedish, and Waddell and Dr. Pollack each served as members of the Executive Compensation and Management Resources Committee in 2023. All members of the Committee were independent directors, and no member was an employee or former employee of IBM. During 2023, none of our executive officers served on the compensation committee or board of directors of another entity whose executive officer served on our Executive Compensation and Management Resources Committee or Board. Therefore, there is no relationship that requires disclosure as a compensation committee interlock.
Certain Transactions and Relationships
Under IBM’s written related person transactions policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of IBM’s common stock. If the determination is made that a related person has a material interest in any IBM transaction, then IBM’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, IBM is of the view that the following transactions with related persons are not significant to investors because they take place under IBM’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s-length basis; the employment by IBM where the compensation and other terms of employment are determined on a basis consistent with IBM’s human resources policies; and any grants or contributions made by IBM under one of its grant programs and in accordance with IBM’s corporate contributions guidelines.
202024 Notice of Annual Meeting & Proxy Statement   |   Certain Transactions and Relationships

Corporate Governance
IBM’s Corporate Governance Principles
IBM’s Board of Directors has long adhered to governance principles designed to ensure the continued vitality of the Board and excellence in the execution of its duties. For more than 25 years, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of the Board to be comprised of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and the practice of regularly scheduled executive sessions, including sessions of non-management directors without members of management led by IBM’s independent Lead Director. The IBM Board Corporate Governance Guidelines reflect IBM’s principles on corporate governance matters. In 2023, the Board adopted a director overboarding policy, as can be found in the amended IBM Board Corporate Governance Guidelines. Compliance with this policy is subject to an annual review by the Directors and Corporate Governance Committee and the Board. These guidelines are available at https://www.ibm.com/investor/att/pdf/IBM-Board-Corporate-Governance-Guidelines.pdf.
IBM also has a code of ethics for directors, executive officers, and employees. The Business Conduct Guidelines are available on our website at https://www.ibm.com/investor/att/pdf/IBM_Business_Conduct_Guidelines.pdf. Any amendment to, or waiver of, the Business Conduct Guidelines that applies to one of our directors or executive officers may be made only by the Board or a Board committee, and would be disclosed on IBM’s website.
The process by which stockholders and other interested parties may communicate with the Board or non-management directors of IBM is available at https://www.ibm.com/investor/governance/contact-the-board.
Independent Board

Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the independent directors and IBM as part of the assessment of director independence. The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. In addition to this annual assessment, director independence is monitored by the Directors and Corporate Governance Committee and the full Board on an ongoing basis.

The independence criteria established by the Board in accordance with NYSE requirements and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is available at https://www.ibm.com/investor/att/pdf/Independence_Standards.pdf.
Applying those standards to IBM’s non-management director nominees, including those directors not standing for election, the Committee and the Board have determined that each of the following has met the independence standards: M.C. Brown, T. Buberl, D.N. Farr, A. Gorsky, M.J. Howard, A.N. Liveris, M. Miebach, F.W. McNabb III, M.E. Pollack, J.R. Swedish, P.R. Voser, F.H. Waddell, and A.W. Zollar.
Director Attendance
In 2023, the Board held 8 meetings and the committees collectively met 22 times. The Board and the Directors and Corporate Governance Committee recognize the importance of director attendance at Board and committee meetings. In 2023:
•
Overall attendance at Board and committee meetings was over 94%; and

•
Attendance was at least 75% for each director.

In addition, each director attended IBM’s 2023 Annual Meeting of Stockholders. IBM’s policy with regard to Board members’ attendance at annual meetings of stockholders is available at https://www.ibm.com/investor/governance/director-attendance-at-annual-meeting-of-stockholders.
2024 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance 21

Independent Leadership Structure
The Directors and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to IBM and its stockholders. The Committee and the Board recognize that different structures may be appropriate under different circumstances.
Mr. Krishna serves as IBM’s Chairman and CEO and Mr. Gorsky serves as IBM’s independent Lead Director, a structure that the Directors and Corporate Governance Committee and the full Board believe is currently in the best interests of IBM and its stockholders. Among other factors, the Board considered and evaluated: the importance of consistent, unified leadership to execute and oversee the Company’s strategy; the strength of Mr. Krishna’s vision for the Company and the quality of his leadership; the strong and highly independent composition of the Board; the views and feedback heard from our investors through our ongoing engagement program throughout the years expressing support for IBM’s leadership structure; and the meaningful and robust responsibilities of the independent Lead Director.
A strong, independent Lead Director with clearly defined duties and responsibilities further enhances the contributions of IBM’s independent directors, which have been and continue to be substantial. Mr. Gorsky has significant global business, technology, leadership, and oversight experience as the former chairman and chief executive officer of Johnson & Johnson. Given Mr. Gorsky’s extensive experience leading a global business similar in size and complexity to that of IBM, he plays a pivotal role as independent Lead Director in administering the Board’s risk oversight responsibility.

The Board strongly believes that each company’s circumstances dictate its optimal leadership structure, and the current leadership structure strikes the right balance of allowing our Chairman and CEO to promote a clear, unified vision for the Company’s strategy, providing the leadership critical for effectively and efficiently implementing the actions needed to ensure strong performance over the long term, while ensuring robust, independent oversight by the Board and Lead Director.

Responsibilities and Actions of the Lead Director

As Lead Director, Mr. Gorsky has the following robust set of core responsibilities:
active participation in the strategic planning of the Board agendas and meetings, Board design and committee composition;

approves information sent to the Board;

reviews and approves meeting schedules to ensure there is sufficient time for discussion of all agenda items;

presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, which are held at every Board meeting;

authority to call meetings of the independent directors, at which he presides in lieu of the Chairman;

serves as liaison between the Chairman and the independent directors; and

if requested by major stockholders, ensures that he is available, as necessary, after discussions with the Chairman and Chief Executive Officer, for consultation and direct communication.

In addition to these core responsibilities, the Lead Director engages in other regular activities, including:
one-on-one debriefs with the Chairman after each meeting;

analyzes CEO performance in executive session in conjunction with the Executive Compensation and Management Resources Committee Chair;

leads the Board self-evaluation process, interviewing each director, together with the Chairman, and reviews the feedback received with the full Board;

spends time with senior management outside of Board meetings to ensure a deep understanding of the business and strategy of, and risks to, the Company;

regular contact with members of the Board and meeting individually with each independent director; and

attends meetings held by each of the Board’s committees.

The Board reviews our leadership structure at least annually to ensure the optimal structure for the strategy and oversight of the Company. Regularly scheduled executive sessions, including sessions of independent directors without members of management, chaired by the independent Lead Director, are held at each Board meeting.

222024 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance

Board Evaluation Process
IBM’s independent Lead Director oversees a comprehensive, multi-part process for the Board’s ongoing self-evaluation to ensure that the Board is operating effectively and that its processes reflect best practices. This process ensures that the full Board and each committee conduct an assessment of their performance and solicit feedback for enhancement and improvement. From time to time, this process includes a third-party review of the Board’s process and evaluation criteria.
Full Board Self-Evaluation
The Lead Director leads the Board in conducting an annual self-evaluation to review the effectiveness of the Board and its committees. In this comprehensive review, the self-evaluation focuses on:
•
The composition and performance of the Board, including the size, mix of skills and experience and director refreshment practices;

•
The quality and scope of the materials distributed in advance of meetings;

•
The Board’s access to Company executives and operations;

•
The promotion of rigorous decision making by the Board and its committees;

•
The effectiveness of the Board and committee evaluation processes; and

•
The overall functioning of the Board and its committees.

Each Individual Committee has Self-Evaluation
Each committee also performs a self-evaluation in executive session on an annual basis. The Audit Committee’s evaluation, for example, includes individual, one-on-one interviews between IBM’s internal Chief Auditor and each member of the Committee.
Individual Interviews with the Chairman of the Board and Lead Director
The Lead Director, together with the Chairman, interviews each IBM director individually to obtain his or her candid assessment of director performance, Board dynamics and the effectiveness of the Board and its committees.
Presentation of Feedback
The Lead Director shares insights from each of these meetings with the full Board.
Results Discussion
The Board meets in executive session to discuss the results of the evaluation and any other issues that the directors may want to raise.
Follow-ups
Self-evaluation items requiring follow-up and execution are monitored on an ongoing basis by the Board, each of the committees, and by IBM management. While this formal self-evaluation is conducted on an annual basis, the evaluation process is an ongoing process throughout the year. At each meeting, the Chairman actively solicits feedback from each individual director and directors continuously share their perspectives, feedback, and suggestions throughout the year.
Succession Planning
IBM has long been recognized for its leadership and talent development. One of the Board’s most important responsibilities is to ensure that IBM has the appropriate management to execute the Company’s long-term strategy. To fulfill this responsibility, the full Board meets regularly to actively review and plan the succession of the CEO and other senior management positions.
In succession planning, the Board discusses:
• Succession process and timeline • Profile and candidate assessments, both internal and external, for the CEO and other senior leadership positions	• Leadership pipeline and development plans for the next generation of senior leadership • Diversity, inclusion, and Company culture

The Executive Compensation and Management Resources Committee also regularly reviews succession planning and the Company’s management resources programs, overseeing a broad range of human capital management topics, including diversity and inclusion.

2024 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance 23

Strategy Oversight
The Board actively oversees IBM’s long-term business strategy and is actively engaged in ensuring that IBM’s culture reflects its longstanding commitment to integrity, compliance, and inclusion. The Board is continuously engaged with management on these topics. For example, each year, the Board:
Risk Oversight
At IBM, we believe that innovation and leadership are impossible without taking risks. We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risk could be destructive to stockholder value. Our risk professionals rigorously analyze both enterprise and emerging risks, incorporating both internal and external perspectives and data analytics into a comprehensive annual enterprise risk review. This approach is leveraged by management in monthly emerging risk reviews, to proactively identify and respond to changes in the business environment. IBM’s comprehensive annual enterprise risk review is also discussed with both the Audit Committee and full Board.
Risk assessment is integral to the Board’s strategic planning and in the analysis of transactions and other matters presented to the Board, including capital expenditures, acquisitions, divestitures and other portfolio actions, and operational and financial matters. In addition to the annual enterprise risk reviews, IBM’s risk professionals, including the Chief Risk Officer, work closely with senior management to integrate risk assessment into Board and committee briefings on topics of strategic importance. The Board and the Audit Committee also receive reports from IBM’s Chief Trust and Compliance Officer (CTCO) on compliance related matters. The CTCO reports to the Senior Vice President and General Counsel with dotted line reporting to the Audit Committee, and holds a private session with members of the Audit Committee at every meeting.
The Board’s role in risk oversight of IBM is consistent with IBM’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing IBM’s risk exposure, and the Board and its committees providing oversight in connection with those efforts. Our risk oversight framework also aligns with our disclosure controls and procedures. For example, IBM’s quarterly and annual financial statements and related disclosures are reviewed by its disclosure committee, comprised of senior management including IBM’s Controller, Chief Auditor, General Counsel, Chief Trust and Compliance Officer, and others, all of whom participate in the risk assessment practices described above. The CEO and CFO then receive a report from the disclosure committee and external auditor before the financial statements are reviewed with the Audit Committee and Board, approved, and then filed.
242024 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance

Cybersecurity is a critical part of risk management at IBM. To more effectively address cybersecurity threats, IBM leverages a multi-layered approach. IBM has a dedicated Chief Information Security Officer (CISO) whose team is responsible for leading enterprise-wide information security strategy, policy, standards, architecture, and processes. The CISO is part of IBM’s Enterprise and Technology Security organization, which works across all of the organizations within the Company to protect IBM, its brand, and its clients against cybersecurity risks.
Both the Board and the Audit Committee each receive regular updates from senior management, including the CISO and cybersecurity experts, in areas such as threat intelligence, major cyber risk areas, emerging global policies and regulations, cybersecurity technologies and best practices, and cybersecurity incidents.

Climate change is a serious concern that warrants meaningful action on a global basis. IBM considers risks as identified by the Financial Stability Board Task Force on Climate-related Financial Disclosures in its risk management process. IBM senior management assesses the significance of environmental and climate-related risks. In addition, they manage these risks and provide regular updates to the Board and Directors and Corporate Governance Committee.
IBM has established objectives and targets for energy conservation, procurement of renewable energy, carbon dioxide (CO2) emissions reduction and other key environmental performance indicators. Performance against these objectives and targets is routinely monitored, and results are reviewed annually by the Board’s Directors and Corporate Governance Committee. Details on IBM’s performance against key environmental performance indicators can be found in our annual Impact Report available at https://www.ibm.com/impact/reports-and-policies.

Director Compensation
Annual Retainer: In 2023, non-management directors received an annual retainer of $350,000. Chairs of each of the Directors and Corporate Governance Committee and the Executive Compensation and Management Resources Committee received an additional annual retainer of $20,000 and the chair of the Audit Committee received an additional annual retainer of $30,000. The additional retainer for the Lead Director position is $50,000.
Under the IBM Deferred Compensation and Equity Award Plan (DCEAP), 63% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of IBM’s common stock. When a dividend is paid on IBM’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 37% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS, (b) deferral into an interest-bearing cash account, and/or (c) receipt of cash payments on a quarterly basis during service as a Board member. IBM does not pay above-market or preferential earnings on compensation deferred by directors.
Stock Ownership Guidelines: Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board, non-management directors are expected to have stock-based holdings in IBM equal in value to eight times the equity portion of the annual retainer initially payable to such director. Stock-based holdings mean (i) IBM shares owned personally or by members of immediate family sharing the same household, and (ii) DCEAP PFS. Stock-based holdings do not include unexercised stock options.
Our stock ownership guidelines remain the strongest in our peer group.
Payout under the DCEAP: Upon a director’s retirement or other completion of service as a director (a) all amounts deferred as PFS are payable, at the director’s choice, in cash and/or shares of IBM’s common stock, and (b) amounts deferred into the interest-bearing cash account are payable in cash. Payouts may be made in any of (a) a lump sum payment as soon as practicable after the date on which the director ceases to be a member of the Board, (b) a lump sum payment paid in February of the calendar year immediately following the calendar year in which the director ceases to be a member of the Board, or (c) between two and ten annual installments, paid beginning in February following the calendar year in which the director ceases to be a member of the Board. If a director elects to receive PFS in cash, the payout of PFS is valued using the closing price of IBM common stock on the NYSE as follows: for payouts made in an immediate lump sum, IBM common stock will be valued on the first day after the date on which the director ceases to be a member of the Board; for lump sum payments made in February of the calendar year immediately following the calendar year of separation or for installment payouts, IBM common stock will be valued on the last business day of the January preceding such February payment.
IBM’s Matching Grants Program: In 2023, non-management directors were eligible to participate in IBM’s Matching Grants Program on the same basis as IBM’s employees based in the U.S. Under this program, IBM matched a director’s eligible contributions in cash on a 1-to-1 basis to approved educational institutions, medical facilities and cultural or environmental institutions. Each director was eligible for a Company match on total gifts up to $10,000 per calendar year. Amounts shown in the Director Compensation Table for matching grants may be in excess of $10,000 because such amounts include Company contributions on gifts that were made by directors in previous years.
Director Compensation Consultant: The Committee retains Semler Brossy to assess trends and developments in director compensation practices and to compare IBM’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of IBM’s director compensation practices. Other than services provided to IBM’s Directors and Corporate Governance Committee and IBM’s Executive Compensation and Management Resources Committee, Semler Brossy does not perform any other work for IBM. The Committee determined that Semler Brossy is free of conflicts of interest.
2024 Notice of Annual Meeting & Proxy Statement   |   Director Compensation25

2023 Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
(a)	(b)	(c)	(1)	(d)
Marianne C. Brown(2)	19,444	6		19,450
Thomas Buberl	350,000	55,278		405,278
David N. Farr	350,000	119,333		469,333
Alex Gorsky	400,000	169,758		569,758
Michelle J. Howard	350,000	71,134		421,134
Andrew N. Liveris	370,000	232,313		602,313
F. William McNabb III	350,000	66,257		416,257
Michael Miebach(3)	59,306	13		59,319
Martha E. Pollack	350,000	80,662		430,662
Joseph R. Swedish	350,000	80,069		430,069
Peter R. Voser	380,000	159,908		539,908
Frederick H. Waddell	370,000	117,058		487,058
Alfred W. Zollar	350,000	26,740		376,740

(1)
Amounts in this column include the following: for Mr. Buberl: $55,203 of dividend equivalent payments on PFS; for Mr. Farr: $119,258 of dividend equivalent payments on PFS; for Mr. Gorsky: $169,683 of dividend equivalent payments on PFS; for Admiral Howard: $71,059 of dividend equivalent payments on PFS; for Mr. Liveris: $232,238 of dividend equivalent payments on PFS; for Mr. McNabb: $66,182 of dividend equivalent payments on PFS; for Dr. Pollack: $80,587 of dividend equivalent payments on PFS; for Mr. Swedish: $79,994 of dividend equivalent payments on PFS; for Mr. Voser: $159,833 of dividend equivalent payments on PFS; for Mr. Waddell: $109,483 of dividend equivalent payments on PFS and $7,500 contributed by the Company under Matching Grants Program; and for Mr. Zollar: $26,665 of dividend equivalent payments on PFS.

(2)
Ms. Brown’s term on the Board began December 2023.

(3)
Mr. Miebach’s term on the Board began October 2023.

Fees Earned or Paid in Cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above. A director receives a prorated amount of the annual retainer for service on the Board and, if applicable, as Lead Director or a committee chair, based on the portion of the year for which the director served.
All Other Compensation (column (c)): Amounts shown in this column represent:
•
Dividend equivalent payments on PFS accounts under the DCEAP as described above.

•
Group life insurance premiums paid by IBM on behalf of the directors.

•
Value of the contributions made by IBM under IBM’s Matching Grants Program as described above.

Delinquent Section 16(a) Reports: None
IBM believes that all reports for IBM’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 in 2023 were timely filed.
Insurance and Indemnification
IBM has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which IBM is able to provide indemnification. This coverage runs from June 30, 2023 through June 30, 2024, at a total cost of approximately $6.2 million. The primary carrier is XL Specialty Insurance Company.
262024 Notice of Annual Meeting & Proxy Statement   |   Director Compensation

Ownership of Securities
Security Ownership of Certain Beneficial Owners
The following sets forth information as to any person known to IBM to be the beneficial owner of more than five percent of IBM’s common stock as of December 31, 2023.
Name and address	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group(1) 100 Vanguard Boulevard Malvern, PA 19355	82,604,056	9.05%
BlackRock Inc.(2) 50 Hudson Yards New York, NY 10001	75,479,656	8.3%
State Street Corporation(3) State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114	55,035,821	6.03%

(1)
Based on the Schedule 13G filed with the Securities and Exchange Commission on February 13, 2024 by The Vanguard Group and certain subsidiaries (Vanguard). Vanguard reported that it does not have sole voting power over any shares, has shared voting power over 1,120,906 shares, sole dispositive power over 78,726,445 shares, and shared dispositive power over 3,877,611 shares. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(2)
Based on the Schedule 13G filed with the Securities and Exchange Commission on January 25, 2024 by BlackRock, Inc. and certain subsidiaries (BlackRock). BlackRock reported that it has sole voting power over 68,491,656 shares, does not have shared voting power over any shares, and sole dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(3)
Based on the Schedule 13G filed with the Securities and Exchange Commission on January 30, 2024 by State Street Corporation and certain subsidiaries (State Street). State Street reported that it does not have sole voting power over any shares, has shared voting power over 32,946,835 shares, has shared dispositive power over 54,961,927 shares, and does not have sole dispositive power over any shares. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

2024 Notice of Annual Meeting & Proxy Statement   |   Ownership of Securities 27

Common Stock and Stock-based Holdings of Directors and Executive Officers
The following table sets forth the beneficial ownership of shares of IBM’s common stock as of December 31, 2023, by IBM’s current directors and nominees, the executive officers named in the 2023 Summary Compensation Table, and such directors and all of IBM’s executive officers as of December 31, 2023, as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days after December 31, 2023. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.
IBM’s current non-management directors had beneficial ownership of a total of 232,726 shares of common stock and DCEAP shares as of December 31, 2023. In the aggregate, these shares were valued at more than $38 million as of December 31, 2023, or an average of more than $2.9 million for each of IBM’s non-management directors as of December 31, 2023.
					Acquirable within 60 days				Value of Common Stock shares at Fiscal Year End
	Common		Stock-based		Options And		Directors’ DCEAP
Name	Stock	(1)	Holdings	(2)	RSUs	(3)	Shares	(4)	($)	(5)
Michelle H. Browdy	119,442		147,997		30,898		N/A		19,534,739
Marianne C. Brown(6)	440(7)		440		0		119		91,424
Thomas Buberl	0		0		0		10,062		1,645,640
Gary D. Cohn	52,958		81,799		45,162		N/A		8,661,281
David N. Farr	8,508(8)		8,508		0		19,438		4,570,568
Alex Gorsky	4,444		4,444		0		28,028		5,310,796
Michelle J. Howard	144		144		0		12,370		2,046,665
James J. Kavanaugh	98,395(9)		148,834		52,050		N/A		16,092,502
Arvind Krishna	307,431(10)		393,302		84,150		N/A		50,280,340
Andrew N. Liveris	2,655		2,655		0		37,598		6,583,378
F. William McNabb III	9,250		9,250		0		11,764		3,436,840
Michael Miebach(6)	0		0		0		363		59,369
Martha E. Pollack	0		0		0		13,998		2,289,373
Joseph R. Swedish	5,261(11)		5,261		0		13,906		3,134,763
Robert D. Thomas	33,482(12)		101,177		64,896		N/A		5,475,981
Peter R. Voser	0		0		0		26,414		4,320,010
Frederick H. Waddell	3,763		3,763		0		18,564		3,651,581
Alfred W. Zollar	0		0		0		5,637		921,931
Directors and executive officers as a group	674,703(13)		961,796		302,662(13)		198,261(13)		142,773,263

(1)
This column is comprised of shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights. This column includes 186,396 shares in which voting and investment power are shared. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship. The shares reported in this column do not include 6,807 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the IBM Retirement Plans Committee, a management committee presently consisting of certain executive officers of the Company, have voting power, as well as the right to acquire investment power by withdrawing authority now delegated to various investment managers.

(2)
For executive officers, this column is comprised of the shares shown in the “Common Stock” column and, as applicable, all restricted stock units including retention restricted stock units, officer contributions into the IBM Stock Fund under the IBM Excess Savings Plan, and Company contributions into the IBM Stock Fund under the Excess Savings Plan. Some of these restricted stock units may have been deferred under the Excess Savings Plan in accordance with elections made prior to January 1, 2008, and they will be distributed to the executive officers after termination of employment as described in the 2023 Nonqualified Deferred Compensation Narrative.

(3)
For executive officers, this column is comprised of (i) shares that can be purchased under an IBM stock option plan within 60 days after December 31, 2023, and (ii) RSU awards that vest within 60 days after December 31, 2023. For Ms. Browdy, Mr. Cohn, Mr. Kavanaugh, Mr. Krishna, and Mr. Thomas, shares in this column are from IBM restricted stock awards which will vest within 60 days after December 31, 2023.

(4)
Promised Fee Shares earned and accrued under the IBM Deferred Compensation and Equity Award Plan (DCEAP) as of December 31, 2023, including dividend equivalents credited with respect to such shares. Upon a director’s retirement, these shares are payable in cash or stock at the director’s choice (see Director Compensation section for additional information).

(5)
Values in this column are calculated by multiplying the number of shares shown in the “Common Stock” column plus the “Directors’ DCEAP Shares” column by the closing price of IBM common stock on the New York Stock Exchange on the last business day of the 2023 fiscal year ($163.55).

(6)
Ms. Brown joined the Board in December 2023 and Mr. Miebach joined the Board in October 2023.

(7)
Voting and investment power are shared.

(8)
Includes 450 shares in which voting and investment power are shared.

(9)
Includes 11,061 shares in which voting and investment power are shared.

(10)
Includes 169,145 shares in which voting and investment power are shared.

(11)
Voting and investment power are shared.

(12)
Includes 39 shares in which voting and investment power are shared.

(13)
The total of these three columns represents less than 1% of IBM’s outstanding shares, and no individual’s beneficial holdings totaled more than 1/20 of 1% of IBM’s outstanding shares.

282024 Notice of Annual Meeting & Proxy Statement   |   Ownership of Securities

IBM Impact
We believe IBM is a catalyst that makes the world work better. We aspire to make a lasting, positive impact in business ethics, our environment, and the communities in which we work and live. The IBM approach is embodied in the three pillars of our IBM Impact framework. It is informed through collaboration and engagement with a broad range of stakeholders and considers frameworks and initiatives such as the Global Reporting Initiative Standards, the Sustainability Accounting Standards Board Standards, the Task Force on Climate-Related Financial Disclosures, and the United Nations Sustainable Development Goals. Our latest Impact Report is available at https://www.ibm.com/impact/reports-and-policies.
IBM Impact Framework
Ethical Impact	Equitable Impact	Environmental Impact
Creating innovations, policies and practices that prioritize ethics, trust, transparency, and above all — accountability	Creating spaces and opportunities for everyone by focusing on diversity, equity, and inclusivity within IBM as well as globally	Creating better pathways to conserve natural resources, reduce pollution, and minimize climate-related risks
 Ethical Impact

IBM is committed to developing policies and practices that prioritize ethics, trust, transparency, and accountability. For over a century, IBM has earned the trust of our clients by responsibly managing their data. We earn the trust of our stakeholders by ushering powerful new technologies into the world, ethically and with purpose. We believe it is our responsibility to continue to contribute to diverse, global efforts that shape standards and best practices for current and emerging technologies, such as AI.
Putting our Principles of Trust and Transparency into Practice
IBM’s Principles for Trust and Transparency are the guiding values that distinguish IBM’s approach to AI ethics. They include:
•
The purpose of AI is to augment human intelligence;

•
Data and insights belong to their creator; and

•
New technology, including AI systems, must be transparent and explainable.

These principles are supported by five pillars of trust that IBM developed to guide the responsible adoption of AI technologies: explainability, fairness, robustness, transparency and privacy. The IBM AI Ethics Board is actively engaged in supporting alignment with these principles and pillars to address generative AI and has published a white paper on the opportunities, risks and mitigations for foundation models (https://www.ibm.com/impact/ai-ethics). IBM’s leadership in AI ethics in reflected in many external collaborations, including the Notre Dame — IBM Technology Ethics Lab, which in 2023 focused on the challenges of auditing AI systems and in 2024 will explore the ethical issues of foundation models in enterprises, among other projects. IBM also launched the AI Alliance, a group of leading organizations across industry, startup, academia, research and government coming together to support open innovation and open science in AI. The AI Alliance is focused on fostering an open community and enabling developers and researchers to accelerate responsible innovation in AI while ensuring scientific rigor, trust, safety, security, diversity and economic competitiveness, and IBM is proud to be a founding member to lead in this space.
Equitable Impact

By providing an inclusive environment that encourages learning and exploration of new ideas and innovative approaches, we can make the greatest impact with our clients, partners, colleagues, and the world. Fostering a culture underpinned by our purpose, values, and growth behaviors is what drives us. It’s what motivates employees to do their best work. Together, we think big, set the pace for our industry, forge partnerships, and make the world work better.
Embracing and Enabling a Diverse and Inclusive Workforce
The IBM Board of Directors strongly believes that much of IBM’s future success depends on the caliber of its talent and the full engagement and inclusion of IBMers in the workplace. We foster a culture of conscious inclusion and active allyship where IBMers can make a positive impact on society and bring their authentic selves to work.
IBM has had an equal pay policy since 1935. We have conducted statistical pay equity analyses for decades, and in 2023 we continued this practice for all countries where we have employees.
2024 Notice of Annual Meeting & Proxy Statement   |   IBM Impact 29

Supporting our Employees
IBM offers a competitive benefits program, designed to help employees build a solid foundation for meeting a diverse array of needs — health care, income protection, retirement security, and personal interests. IBMers worldwide have confidential, 24/7 access to critical mental health support through employee assistance programs and supplemental resources. Other programs include training for employees on resilience, ergonomics, and financial well-being.
IBM is actively fostering an environment of growth, inclusion, innovation, and feedback. We support our employees’ professional development by investing in a range of advanced tools and resources that empower IBMers to direct their own career paths and build the skills required to pursue their goals. IBMers globally participate in our annual engagement survey, providing actionable, data-driven insights on workplace experience, inclusion, pride and propensity to recommend IBM as an employer. In 2023, more than 8 of 10 IBMers who participated in the survey responded that they felt engaged at work — a testament to our industry-leading talent practices.
Community Development
At IBM, we believe we have a shared commitment to create a better, more equitable world — for each other, and within our global community. We are expanding access to digital skills and employment opportunities so that more people — regardless of their background — can participate in the digital economy. In 2023, IBM committed to train two million learners in AI by the end of 2026, with a focus on underrepresented communities. To achieve this goal at a global scale, we are expanding our collaborations with universities and partners to deliver AI training to adult learners and are launching new generative AI coursework through IBM SkillsBuild. Closing the skills gap is one of IBM’s top priorities in this space. We are taking bold action to achieve this.
Environmental Impact

For more than 50 years, IBM has been committed to environmental responsibility — a commitment formalized by our first corporate environmental policy in 1971, which integrated environmental responsibility throughout the fabric of our business. IBM views environmental leadership as a long-term strategic imperative, demonstrated today as we continue to set ambitious goals and apply our technologies to accelerate solutions to global environmental challenges.
Enabling Our Clients and Communities
At IBM, we help clients and communities achieve their sustainability goals by infusing trustworthy data with AI into daily operations enabled by expertise that can operationalize sustainability to combat climate change.
Enabling Our Clients: IBM’s sustainability technology, consulting and research capabilities make data visible and actionable. By leveraging AI and automation for scale and speed across functions, we accelerate clients’ business objectives and sustainability goals, increase productivity, reduce costs, waste and emissions — and help them meet regulatory requirements.
Enabling Our Communities: Through programs like the IBM Sustainability Accelerator, IBM addresses multiple environmental threats around the world. The program applies IBM technologies, such as watsonx, and an ecosystem of experts to enhance and scale non-profit and government organization initiatives helping populations especially vulnerable to environmental threats. The program selects five projects around a theme every year. Currently, the IBM Sustainability Accelerator has three active cohorts: the first is focused on sustainable agriculture, the second on clean energy, and the third on water management. In 2024, we plan to deploy a fourth cohort focused on advancing resilient cities.
302024 Notice of Annual Meeting & Proxy Statement   |   IBM Impact

Responsibly Advocating Public Policy
IBM’s Government and Regulatory Affairs team engages in worldwide policy advocacy to drive growth and innovation in the digital economy. IBM has never had a political action committee (PAC), makes no political donations, and has always been committed to meaningful management, oversight, and accurate reporting of our engagement with government officials. Through deep expertise in specific areas of public policy relevant to its business, clients and communities, IBM works collaboratively with governments worldwide to expand economic prosperity and advance the ability of powerful technologies to have positive impacts on society.
Political Contributions

IBM engages in policy, not politics. In 1968, former IBM CEO Thomas Watson Jr. said a company “should not try to function as a political organization in any way.” IBM continues to live by this philosophy to this day. We have a long-standing policy not to make contributions of any kind (money, employee time, goods or services), directly or indirectly, to political parties or candidates, including through intermediary organizations, such as PACs, campaign funds, or trade or industry associations. This policy applies equally in all countries and across all levels of government. Our approach to advocacy is also grounded in a commitment to preserve and strengthen trust in civic institutions and, to that end, we have partnered with other leading companies and the University of Michigan’s Erb Institute to build and advance a set of principles to promote Corporate Political Responsibility (CPR). By sharing the merit of our non-giving advocacy strategy and deepening business engagement with the CPR principles, we work to increase transparency in the ways that corporations advocate on public policy issues. These principles are focused on strengthening trust in civic institutions and their interactions with business, and providing a framework for how business can responsibly influence public policy without giving a dime to political candidates or campaigns.

Lobbying

IBM’s Government and Regulatory Affairs team is committed to advancing common sense public policies that benefit our business and communities. We seek to build trust in technology through precision regulation, a modernized digital infrastructure, promoting justice and equality for all citizens, and leveraging science and technology for good. All IBM lobbying activities, including by third parties on behalf of IBM, require the prior approval of the IBM Office of Government and Regulatory Affairs and must comply with applicable law and IBM’s Business Conduct Guidelines. IBM files periodic reports with the Secretary of the U.S. Senate and the Clerk of the U.S. House of Representatives detailing its U.S. federal lobbying activities and expenditures, with U.S. state and municipal governments, where required, and with the European Union Transparency Register.

Trade Associations

IBM joins trade and industry associations that add value to IBM, its stockholders and employees. These groups have many members from a wide variety of industries, and cover broad sets of public policy and industry issues. Although IBM works to make our voice heard, there may be occasions where our views on an issue differ from those of a particular association. We perform comprehensive due diligence on all of our trade associations to confirm they are reputable and have no history of malfeasance. Company policy prohibits them from using any IBM funds to engage in political expenditures, and we implement robust procedures to ensure they comply. Please visit https://www.ibm.com/policy/philosophy-and-governance-new/ for a list of the trade associations that we support, through annual payments of $50,000 or higher, that are directly engaged in U. S. lobbying.

The IBM Board of Directors, as part of its oversight function, periodically receives reports from senior management relating to IBM’s policies and practices regarding governmental relations, public policy, and any associated expenditures.

IBM’s senior management, under the leadership of IBM Government and Regulatory Affairs, closely monitors and coordinates all public policy advocacy efforts, as well as any lobbying activities.

IBM is proud to report that the Center for Political Accountability’s 2023 Report on Corporate Political Disclosure and Accountability gave IBM a score of 98.6 out of 100, naming IBM as one of only 20 companies that fully prohibit the use of corporate assets to influence elections and as one of only 38 companies that prohibit both trade associations and non-profits from using Company contributions for election-related purposes.

2024 Notice of Annual Meeting & Proxy Statement   |   IBM Impact 31

2023 Executive Compensation
Message to Stockholders
Report of the Executive Compensation and Management Resources Committee of the Board of Directors
Set out below is the Compensation Discussion and Analysis, which is a discussion of IBM’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies.
Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those programs and policies, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
We continue to evaluate the effectiveness of our executive compensation programs and practices, and a critical component of that evaluation process is feedback from engaging with our stockholders.
We appreciate all of the feedback and support, and we join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.
Frederick H. Waddell (chair)
Joseph R. Swedish
Martha E. Pollack
Thomas Buberl
322024 Notice of Annual Meeting & Proxy Statement   |   2023 Executive Compensation

2023 Compensation Discussion and Analysis
In 2023, IBM delivered $61.9B in revenue, $11.2B of free cash flow, and generated $13.9B in cash from operations.	Revenue Generation Revenue year-to-year growth figures at constant currency.(1)
Optimized Portfolio Positioned to Deliver High Value	Recurring Revenue Acceleration
IBM continues to strengthen and reinforce its position in delivering high-value, differentiated technology to its clients	About 50% of IBM revenue is recurring, with a high-value mix
2023 Revenue Mix	2023 Recurring Revenue Mix

Increased revenue mix due to higher growth Software and Consulting
Software revenue grew 5% year-to-year
Hybrid Platform & Solutions +5% year-to-year, including Red Hat +9% year-to-year
Consulting revenue grew 6% year-to-year
Broad-based growth across all business lines and geographies reflecting the strength of our consulting expertise and offerings
67% of recurring revenue now comes from high-growth Software Hybrid Platform & Solutions exited 2023 with over $14 billion in Annual Recurring Revenue(1)
Revenue year-to-year growth figures at constant currency.(1)
Strategic Capital Allocation
Completed 9 acquisitions in 2023 for $5B, and invested nearly $7B in RD&E	Returned $6B to stockholders through dividends in 2023	Ended 2023 with $13.5B in cash and marketable securities, up over $4.6B year-to-year

(1)
Non-GAAP financial metrics. See Appendix A for information on how we calculate these performance metrics.

(2)
Year-to-Year revenue growth % includes incremental sales to Kyndryl (post-separation, through October 2022) of ~1 point and ~4 points for 2021 and 2022, respectively.

Note: In an effort to provide additional and useful information regarding IBM’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), this Compensation Discussion and Analysis and Proxy Statement contains certain non-GAAP financial measures, including operating earnings per share, free cash flow, consolidated operating cash flow, and revenue growth rates adjusted for currency. Amounts are presented on a continuing operations basis unless otherwise noted. For reconciliation and rationale for management’s use of this non-GAAP information, refer to Appendix A — Non-GAAP Financial Information and Reconciliations.
2024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis 33

Our compensation strategy, with significant pay at risk, supports the drivers of IBM’s high value business model.
For 2023, at target, approximately 77% of Mr. Krishna’s pay remained at risk and subject to attainment of rigorous performance goals.

For 2023 performance, the Board approved an annual incentive payment of $3,510,000 for Mr. Krishna, which was 117% of target. The payout reflects a 100% Individual Contribution Factor (ICF) and the Annual Incentive Program (AIP) pool funding at 117%.

In making this award in line with the Company’s incentive score, the Committee also considered Mr. Krishna’s overall performance against his objectives, which included strong free cash flow generation, sustainable revenue generation (at constant currency), and the continued optimization of the Company’s portfolio, with an increased mix of higher growth software and consulting revenue. In addition, the Committee considered Mr. Krishna’s personal leadership in AI and quantum computing, driving IBM’s high performance culture, as well as continued best in class employee engagement.
Payouts in both the annual and long-term programs reflect rigorous performance goals.
Feedback from Our Investors Continues to Inform the Committee

•
IBM once again offered year-round robust engagement to our stockholders, reaching out to over 125 institutions and hundreds of thousands of individual registered and beneficial owners leading up to the 2023 Annual Meeting and then offering off-season engagement to stockholders owning more than 57% of the shares that voted on Say on Pay in 2023.

•
Our stockholder discussions and formal 2023 Say on Pay vote reaffirmed investor support of our pay practices.

342024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis

Section 1: Executive Compensation Program Design and Results
Trust and personal responsibility in all relationships — relationships with clients, partners, communities, fellow IBMers, and investors — is a core value at IBM. As a part of maintaining this trust, we well understand the need for our investors — not only professional fund managers and institutional investor groups, but also millions of individual investors — to know how and why compensation decisions are made.
To that end, IBM’s executive compensation practices are designed specifically to meet five key objectives:

•
Align the interests of IBM’s leaders with those of our investors by varying compensation based on both long-term and annual business results and delivering a large portion of the total pay opportunity in IBM stock;

•
Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time;

•
Attract and retain the highly qualified senior leaders needed to drive a global enterprise to succeed in today’s highly competitive marketplace;

•
Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking; and

•
Differentiate rewards to reflect individual and team performance.

The specific elements of IBM’s current U.S. executive compensation programs are:
Type	Component	Key Characteristics
Current Year Performance	Salary	Salary is a market-competitive, fixed level of compensation.
	Annual Incentive Program (AIP)	At target, annual incentive provides a market-competitive total cash opportunity. Actual annual incentive payments are funded by business performance against financial metrics and distributed based on annual performance scores, with top performers typically earning the greatest payouts and the lowest performers earning no incentive payouts.
Long-Term Incentive	Performance Share Units (PSUs)
Annual equity grants are based on competitive positioning and vary based on individual talent factors.
For PSUs, the number of units granted can be increased or decreased at the end of the three-year performance period based on IBM’s performance against predetermined targets and a relative performance metric.

	Restricted Stock Units (RSUs)	RSUs vest over time; typically ratably over four years.
	Stock Options	Stock Options vest over time; typically ratably over four years. The exercise price is at least the value of the IBM stock price on the date of grant, and will be exercisable for up to 10 years from the date of grant.
Other compensation elements include perquisites, which are used on a limited basis to ensure safety and productivity of executives, and retirement benefits.
Full Career Performance: Retention, Pension, and Savings:
Periodically, awards may be made in the form of Retention Restricted Stock Units (RRSUs) or cash awards to help retain certain executives. Vesting of RRSUs typically range from two to five years and cash awards have a clawback if an executive leaves IBM before it is earned.
Eligible U.S. employees may participate in post-employment savings plans such as the IBM 401(k) Plus Plan, and a non-qualified deferred compensation plan. Effective January 1, 2024 the Company also provided a new cash balance retirement benefit in the IBM Personal Pension Plan to all eligible employees equal to 5% of eligible pay. In light of this change, the Company match and automatic contributions in the 401(k) Plan ended December 31, 2023; and effective January 1, 2024 employer contributions in the non-qualified deferred compensation savings plan moved to a consistent 5% matching contribution for all eligible employees.
2024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis 35

Our Incentive Compensation Design Supports our Business Strategy
Our senior executive pay is heavily weighted to IBM’s performance through the annual and long-term incentive programs. Each year, the Committee ensures that these programs are closely aligned to the Company’s financial and strategic objectives and are appropriately balanced. Targets are set at challenging levels and are consistent with IBM’s financial model shared with investors for that year. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not encourage an inappropriate amount of risk taking.
2023 Metrics and Weightings
Annual Incentive Program (AIP)
Revenue	Operating Cash Flow*
Measures total revenue performance across the portfolio of business	Measures our ability to reinvest and return value to shareholders
Diversity Modifier: Affirms management’s commitment to diverse representation in our workforce that reflects the labor pool demographics of the communities in which we operate.
Performance Share Unit (PSU) Program(1)
Revenue	Operating EPS*	Free Cash Flow*
Measures revenue performance over three years	Measures operating profitability on a per share basis over three years	Measures our ability to reinvest and return value to shareholders over three years
Performance adjusted by a relative Return on Invested Capital Modifier.

  *
Non-GAAP financial metrics. See Appendix A for information on how we calculate these performance metrics.

(1)
For PSU performance period 2020-2022, the metrics included were Operating EPS at 70%, Free Cash Flow at 30%, and the ROIC Modifier.

IBM shares its financial model each year with investors in the context of its long-term strategy. To provide further transparency, IBM discloses the performance attainment against financial targets for the most recent performance period, for both the Annual Incentive Program and the Performance Share Unit Program.
2023 Annual Incentive Program
How It Works
IBM sets business objectives at the beginning of each year, which are approved by the Board of Directors. The Compensation Committee and the Board of Directors review IBM’s annual business objectives and set the metrics and weightings for the annual incentive program (AIP). These translate to financial targets for IBM and for each business unit for purposes of determining the target funding of the AIP.
Performance against the targets determines the actual total funding pool for the year, which can vary from 0% to 200% of total target incentives for all executives. At the end of the year, performance for IBM is assessed against these predetermined financial targets, which are updated to remove any impact of currency movement or the change in tax rates.
The financial targets may be adjusted up or down for extraordinary events if recommended by the Chairman and CEO and approved by the Compensation Committee. For example, adjustments are usually made for large acquisitions and divestitures.
The diversity modifier affirms management’s commitment to diverse representation in our workforce that reflects the labor pool demographics of the communities in which we operate. A diverse workforce and an inclusive work environment fuel both innovation and creativity. The diversity modifier creates a common mechanism to align leaders with our commitment to creating an inclusive environment for all. This modifier can result in a 5 point reduction, no impact, or 5 point increase to the AIP scoring. In 2023, the modifier was based on our progress in creating and developing a diverse executive population. Executive representation of women globally, as well as Black and Hispanic executives in the United States, changed by +1.1 points, -0.2 points and +0.6 points, respectively for the year. In 2023, these results mean that the modifier did not increase or decrease the AIP scoring.
Finally, the Chairman and CEO can recommend an adjustment, up or down, based on factors beyond IBM’s financial performance; this includes, for example, client experience, market share, research and innovation, and culture and engagement. Taking such matters into account for 2023, the Compensation Committee approved an upward adjustment to the score of ten points reflecting progress in AI and quantum computing, IBM’s high performance culture, and employee engagement.
The Compensation Committee reviews the financial scoring, diversity modifier, and proposed qualitative adjustments, and approves the final AIP funding level.
362024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis

Once the total pool funding level has been approved, payouts for each executive are calculated using an Individual Contribution Factor (ICF). The ICF is determined by evaluating individual performance against predetermined business objectives. As a result, a lower-performing executive will receive as little as zero payout and the most exceptional performers (excluding the Chairman and CEO) are capped at three times their individual target incentive. Payouts at this level are rare and only possible when IBM’s performance has also been exceptional. The AIP, which covers approximately 4,000 IBM executives, includes this individual cap at three times the individual target to allow for differentiated pay for performance. For the Chairman and CEO, the cap is two times target. An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout. At the discretion of appropriate senior management, the Compensation Committee, or the Board, an executive may receive a prorated payout of AIP upon retirement. AIP payouts earned during the performance period are generally paid on or before April 15 of the year following the end of such period.
This incentive design ensures payouts are aligned to IBM’s overall business performance while also ensuring individual executive accountability for specific business objectives.
2023 AIP Payout Results
Based on full year performance of revenue and operating cash flow, the IBM pool funding score was 117.
(1)
Based on AIP payout table; the 2023 leveraged score resulted in 98% for Revenue and 116% for Operating Cash Flow; for Revenue, threshold attainment is 80% with a 50% payout, target attainment and payout is 100%, maximum attainment is 110% with a 200% payout; for Operating Cash Flow, threshold attainment is 70% with a 70% payout, target attainment and payout is 100%, maximum attainment is 120% with a 200% payout.

(2)
Operating Cash Flow is a non-GAAP financial metric. See Appendix A for information on how we calculate this performance metric.

Performance Share Unit Program
The Performance Share Unit (PSU) metrics for the 2021-2023 performance period were Revenue, Operating EPS, and Free Cash Flow.
Financial targets are established at the beginning of each three-year performance period. These targets are based on IBM’s financial model, as shared with investors, and the Board-approved annual business objectives.
As discussed in prior years, in connection with the separation of Kyndryl in 2021, the Committee approved adjustments to the 2021-2023 PSU program targets in December 2021.
The Committee’s longstanding practice is that the Company’s share repurchase activities have no effect on executive compensation. Actual Operating EPS results and the target are adjusted to remove the impact of any difference between the actual share count and the targeted share count. Revenue is adjusted for fluctuations in foreign currency rates in all three years. Additionally, the scoring for the PSU Program may consider extraordinary events. For the 2021-2023 performance period, 2022 and 2023 results were adjusted to exclude the impact of exiting our business in Russia.
At the end of each three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established financial targets and the number of PSUs are adjusted up or down from 0% to 150% of targets, based on the approved actual performance.
In addition, the PSU Program has a Relative Return on Invested Capital (ROIC) modifier. The modifier is based on IBM’s ROIC performance over the three-year performance period, relative to the S&P 500 Index (excluding financial services companies due to lack of comparability) and the S&P Information Technology Index. This modifier reduces the score up to 20 points when performance falls below the S&P 500 Index median and increases the score up to 20 points when IBM exceeds the median performance of both the S&P 500 Index and the S&P Information Technology Index. The modifier has no impact when IBM’s ROIC performance falls between the S&P 500 Index median and the S&P Information Technology Index median. There is no qualitative adjustment to the PSU program score.
2024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis 37

The PSU score is calculated as a weighted average of results against targets for Revenue (40%), Operating EPS (30%) and Free Cash Flow (30%). The calculation for the 2021-2023 performance period is shown in the table below. For the 2021-2023 performance period, the ROIC modifier was 0%. While IBM ROIC exceeded the median of the S&P 500 Index (excluding financial services), it did not exceed the median of the S&P Information Technology Index.
(1)
Based on PSU payout levels displayed below.

(2)
Non-GAAP financial metric. See Appendix A for information on how we calculate this performance metric.

(3)
2021-2023 Revenue result is calculated using historical 2021 consolidated revenue, including ten months of Kyndryl discontinued operations revenue, and 2022 and 2023 revenue as reported, adjusted for fluctuations in foreign currency and impacts of separating business in Russia.

(4)
Non-GAAP financial metrics. 2021-2023 Operating EPS result is calculated based on 2021 historical as reported amounts adjusted to include discontinued operations. Operating EPS excludes certain separation related charges in 2021 and includes immaterial share adjustments in all three years. For 2022 and 2023, both Operating EPS and Free Cash Flow were adjusted to exclude the impact of separating business in Russia. Free Cash Flow amounts are on a consolidated basis, which includes activity from discontinued operations. See Appendix A for GAAP to non-GAAP reconciliation.

2021-2023 PSUs: Threshold, Target, and Max Attainment % and Payout %:
	Threshold	Target	Max
Financial Metrics	Attainment % / Payout %	Attainment % / Payout %	Attainment % / Payout %
Revenue (40%)	70% / 25%	100% / 100%	120% / 150%
Operating EPS (30%)(1)	70% / 25%	100% / 100%	120% / 150%
Free Cash Flow (30%)(1)	70% / 25%	100% / 100%	120% / 150%

(1)
Non-GAAP financial metrics. See Appendix A for information on how we calculate these performance metrics.

Note: For PSU performance period 2020-2022, the metrics included were Operating EPS at 70%, Free Cash Flow at 30%, and the ROIC Modifier.
382024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis

Section 2: Compensation Program Governance
Stockholder Engagement Provided Important Feedback for the Committee
IBM continually reviews and enhances its corporate governance and executive compensation programs. As part of this review, it is IBM’s longstanding practice to meet with a significant number of our largest investors during both the proxy season and the off-season, to solicit their feedback on a variety of topics.
Which Stockholders were Engaged	Who Engaged from IBM

In 2023, IBM once again offered year-round robust engagement to our stockholders, reaching out to over 125 institutions and hundreds of thousands of individual registered and beneficial owners leading up to the 2023 Annual Meeting and then offering off-season engagement to stockholders owning more than 57% of the shares that voted on Say on Pay in 2023.
The Company continued its enhanced engagement practices in 2023. IBM’s Chairman and CEO, Lead Director, and members of IBM’s senior management participated in this engagement program.
This in-depth engagement process provides valuable feedback to the Compensation Committee on an ongoing basis. Overall, our stockholders continue to support the Company’s compensation programs and practices. We heard from stockholders that they are strongly supportive of the overall design of the program, which focuses on long-term financial performance that drives stockholder value. Still, the Committee and the Board review and consider all of the investor feedback in making decisions relating to the design of our executive compensation programs.

Compensation Practices
Overall, IBM’s compensation policies and decisions, explained in detail in this Compensation Discussion and Analysis, continue to be focused on long-term financial performance to drive stockholder value.
The table below highlights practices that IBM embraces in support of strong governance practices.
What We Do	What We Don’t Do

•
Tie a significant portion of pay to Company performance

•
Mitigate risk taking by emphasizing long-term equity incentives, placing caps on potential payments, and maintaining robust clawback provisions

•
Require significant share ownership by the Chairman and CEO, Vice Chairman and Senior Vice Presidents

•
Utilize noncompetition and nonsolicitation agreements for senior executives

•
Remove impact of share repurchase on executive incentives

•
No individual severance or change-in-control agreements for executive officers

•
No excise tax gross-ups for executive officers

•
No dividend equivalents on unearned RSUs/PSUs

•
No hedging/pledging of IBM stock

•
No stock option repricing, exchanges or stock options granted below market value

•
No guaranteed incentive payouts for executive officers

•
No accelerated vesting of equity awards for executive officers

•
No above-market returns on deferred compensation plans

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis 39

Personal Stake in IBM’s Future through Stock Ownership Requirements
Investors want the leaders of their companies to act like owners. That alignment, we believe, works best when senior leaders have meaningful portions of their personal holdings invested in the stock of their company. This is why IBM sets significant stock ownership requirements for IBM’s Chairman and CEO, Vice Chairman, and Senior Vice Presidents (SVPs). Within 5 years of hire or promotion, each is required to own a minimum number of IBM shares or equivalents that is equal to a multiple of salary at the time of hire, promotion, or election as an Executive Officer. The minimum multiple of salary required is in excess of standard market practice.
Stock Ownership Requirements
	Ownership Requirements as a Multiple of Salary
	IBM Minimum Requirement	Median Peer Group Minimum Requirement
CEO	10	7
Other NEOs	7	4
Mr. Krishna owns common stock and stock-based holdings above his ownership requirement (over 35 times his base salary) as of December 31, 2023. More information on Mr. Krishna’s holdings can be found in the Common Stock and Stock-Based Holdings of Directors and Executive Officers Table. As a group, the Chairman and CEO, Vice Chairman and SVPs, inclusive of the NEOs, owned shares or equivalents valued at over $155 million as of December 31, 2023; as of that date, this group held, on average, over 9 times their base salary, and are all on track to meet or exceed their ownership goal within 5 years of hire or promotion.
The following table illustrates which equity holdings count towards stock ownership requirements:
What Counts	What Does Not Count

•
IBM shares owned personally or by members of the officer’s immediate family sharing the same household

•
Holdings in the IBM Stock Fund of the 401(k) Plus Plan and the Excess 401(k) Plus Plan

•
Shares of IBM stock deferred under the Excess 401(k) Plus Plan

• Unvested equity awards • Unexercised stock options
Stock Ownership Continues Beyond Retirement
Finally, our programs are designed to ensure alignment with IBM’s long-term interests past the retirement date for our Chairman and CEO, Vice Chairman and SVPs. Share price performance and long-term goal achievement continue to impact the Long-Term Incentive Plan for these retired executives for at least two and a half years post retirement. For example, shares for Mr. Krishna that remained restricted and subject to performance of IBM represent more than 100% of his share ownership requirement as of December 31, 2023, assuming future performance at target.
Compensation Committee Consultant
The Committee enters into a consulting agreement with its outside compensation consultant on an annual basis. In 2023, the Committee retained Semler Brossy as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Semler Brossy reports directly to the Compensation Committee Chair and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments and preparation of related reports. From time to time, the Committee seeks the views of the consultant on items such as incentive program design and market practices. The work done by Semler Brossy for the Committee is documented in a formal agreement which is executed by the consultant and the Committee. Semler Brossy does not perform any other work for IBM, other than services provided to IBM’s Directors and Corporate Governance Committee. The Committee determined that there is no conflict of interest with regard to Semler Brossy.
How Compensation Decisions are Made
At any level, compensation reflects an employee’s value to the business — market value of skills, individual contribution and business results. To be sure we appropriately assess the value of senior executives, IBM follows an evaluation process, described here in some detail:
402024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis

1. Making Annual Performance Commitments
All IBM employees, including the Chairman and CEO, Vice Chairman and SVPs, develop goals, both qualitative and quantitative, that they seek to achieve in a particular year in support of the business. The Board of Directors reviews and approves the Chairman and CEO’s performance goals and formally reviews progress and outcomes. As part of this process, many factors are considered, including an understanding of the business risks associated with the performance goals.
2. Determining Annual Incentive Payouts
Evaluation of Chairman and CEO Results by the Compensation Committee
The Chair of the Compensation Committee works directly with the Committee’s compensation consultant to provide a decision-making framework for use by the Committee in determining annual incentive payouts for the Chairman and CEO. This framework considers the Chairman and CEO’s self-assessment of performance against commitments in the year, both qualitative and quantitative, and also considers progress against strategic objectives, an analysis of IBM’s total performance over the year and the overall Company incentive score. The Committee considers all of this information in developing its recommendations, which are then presented to the independent members of the IBM Board of Directors for further review, discussion, and final approval.
Evaluation of Vice Chairman and SVP Results by the Chairman and CEO and the Compensation Committee
Executives work with their managers throughout the year to update their own results against their stated goals. The self-assessments of the Vice Chairman and SVPs are reviewed by the Senior Vice President of Human Resources and the Chairman and CEO, who evaluate the information.
Following this in-depth review and taking into account the Company incentive score, the Chairman and CEO makes compensation recommendations to the Compensation Committee based on an evaluation of the Vice Chairman and each SVP’s performance for the year, and the Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the Vice Chairman and SVPs. The Committee then presents the compensation decisions for the Chief Financial Officer to the independent members of the IBM Board of Directors for ratification.
3. Setting Competitive Target Pay
Approach to Benchmarking
IBM participates in several executive compensation surveys that provide general trend information and details on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. Given the battle for talent that exists in our industry, the benchmark companies that are used by the Compensation Committee to guide its decision making have included a broad range of key information technology companies, to help us identify trends in the industry. We also include companies outside our industry, with stature, size, and complexity that approximate our own, in recognition of the flow of executive talent in and out of IBM from other industries. The surveys and benchmark data are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The Committee reviews and approves this list annually.
For 2023 and 2024 compensation decisions, the Committee utilized the following benchmark group criteria:
•
Companies in the technology industry with revenue that exceeds $10 billion, plus

•
Additional companies in other industries, with revenue that exceeds $30 billion, and that have a global complexity similar to IBM, and whose business strategy results in substantial competition for senior leadership talent.

For both 2023 and 2024 compensation decisions, the Committee approved the following benchmark group using the criteria above, which achieves a balance between prominent technology competitors and large-scale companies of similar size of IBM, and accurately represents IBM’s competition for senior leadership talent. In consideration of size and complexity, IBM’s philosophy is to generally target the 50th percentile of the market for cash and total compensation.
Benchmark Group:
Accenture	Boeing	Microsoft	UPS
Adobe	Cisco Systems	Oracle	Verizon
Alphabet	General Electric	PepsiCo	Visa
Amazon.com	Hewlett Packard Enterprise	Qualcomm	VMware(1)
AT&T	Honeywell	Raytheon
Bank of America	Intel	Salesforce

(1)
VMware was acquired by Broadcom in November 2023.

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis 41

Approach to Determining Individual Compensation
For individual compensation decisions, the benchmark information is used together with an internal view of individual performance relative to other executives and recognizing that the skills and experience of our senior executives are highly sought after by other companies and, in particular, by IBM’s competitors. Because factors such as performance and retention, as well as size and complexity of the job role, are considered when compensation decisions are made, the cash and total compensation for an individual named executive officer may be higher or lower than the target reference point of the broader benchmark group.
Evaluation of Chairman and CEO Target Pay by the Compensation Committee
The Chair of the Compensation Committee works directly with the Committee’s compensation consultant to provide a decision-making framework for use by the Committee in setting target compensation opportunities for the Chairman and CEO. The independent members of the IBM Board of Directors review and provide final approval.
Evaluation of Vice Chairman and SVP Target Pay by the Chairman and CEO and the Compensation Committee
The Chairman and CEO makes compensation recommendations on the Vice Chairman and SVPs’ target compensation to the Compensation Committee. The Committee evaluates all of the factors considered by the Chairman and CEO and reviews compensation summaries that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits. These summaries provide the Committee with an understanding of how their decisions affect other compensation elements, and the impact of separation of employment or retirement. The Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the Vice Chairman and SVPs. The Committee then presents the compensation decisions for the Chief Financial Officer to the independent members of the IBM Board of Directors for ratification.
422024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis

Section 3: Compensation Decisions for the Chairman and CEO and Named Executive Officers
2023 Annual Incentive Payment Decision for the Chairman and CEO
For 2023 performance, the Board approved an annual incentive payment of $3,510,000, which represented 117% of Mr. Krishna’s target opportunity and was in line with the Company incentive score.
In addition to overall IBM 2023 revenue performance of $61.9 billion and $13.9 billion cash from operations, the Compensation Committee noted the following achievements for Mr. Krishna, which have positioned IBM for sustained growth going forward:

BUSINESS RESULTS	PORTFOLIO AND INVESTMENT
•
Software revenue grew 5% year-to-year and Consulting revenue grew 6% year-to-year at constant currency*

•
Continued shift toward higher growth revenue, with ~75% of revenue now in Software and Consulting

•
Free cash flow* generation of $11.2B (+$1.9B year over year)

•
Closed 9 strategic acquisitions in 2023 and invested $7B in Research, Development, & Engineering, focused on expanding Hybrid Cloud and AI capabilities

•
Sustainable revenue growth for third consecutive year

LEADERSHIP IN INNOVATION	SOCIETAL IMPACT	TALENT DEVELOPMENT AND LEADERSHIP
• Delivered AI capabilities across the IBM technology stack through watsonx • Extended IBM’s quantum-centric supercomputing
•
Reduced IBM’s operational greenhouse gas emissions by 63%, with a goal of 65% by 2025

•
Centralized governance for data, privacy and AI in a single Integrated Governance Program, creating a consolidated, company-wide view enhancing regulatory compliance and time to market

• Continued best in class employee engagement • Growth in expertise levels for key skills (AI, Cloud, Security)
2024 Compensation Decisions for the Chairman and CEO

For 2024, the independent members of the Board made no changes to Mr. Krishna’s base salary, which has not changed since he became CEO in April 2020. Mr. Krishna’s target annual incentive increased to $3.5 million and he was granted an annual long-term incentive award valued at $20 million. Mr. Krishna’s target cash and total compensation are in line with the median of the 2024 benchmark group. Mr. Krishna’s long-term incentive grant is comprised of 60% 2024-2026 Performance Share Units, 20% Restricted Stock Units, and 20% Stock Options. For 2024, 78% of Mr. Krishna’s annual total target compensation is at risk and subject to attainment of rigorous performance goals and IBM’s stock price performance.

*
Non-GAAP financial metric. See Appendix A for information on how we calculate these performance metrics.

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis 43

2023 Annual Incentive Decisions for Mr. Kavanaugh, Mr. Thomas, Mr. Cohn, and Ms. Browdy
The Compensation Committee also made decisions for the following named executive officers (NEOs), based on overall corporate performance as described in the Business Highlights and Executive Summary and an assessment of their individual contributions, some of which are summarized below:
JAMES J. KAVANAUGH
Senior Vice President, Finance & Operations and Chief Financial Officer

Optimized portfolio and drove productivity initiatives generating margin expansion in 2023. Achieved over $1.5 billion dollars in annual run-rate savings, with a path to deliver at least $3 billion in annual run-rate savings by the end of 2024.

Delivered free cash flow* of $11.2 billion, up $1.9 billion year-to-year, which enabled returning $6 billion to stockholders through dividends and investing over $5 billion to acquire 9 companies in 2023.

Attracted new investors to IBM through strong engagement with shareholders; including one-on-one interactions, group functions, and participation in conferences.
ROBERT D. THOMAS
Senior Vice President, Software & Chief Commercial Officer
Delivered 5% Software revenue growth, increasing client demand for watsonx and growing our AI footprint.
Bolstered Software portfolio through investment in skills and innovation, including launching watsonx and driving strategic M&A.
Continued transformation in go-to-market model to infuse more technical and experiential selling, leveraging expanded ecosystem and strategic partnerships.
GARY COHN
Vice Chairman
Contributed to increased revenue and reach by leveraging IBM’s public and private partnerships.
Expanded IBM’s presence and brand awareness with strategic clients by deepening senior relationships.
Served as a spokesperson in discussions with global government leaders, media, and at public events to further advance IBM’s technology point of view.
MICHELLE H. BROWDY
Senior Vice President and General Counsel
Provided legal and regulatory support for IBM’s growth initiatives globally, including supporting the company’s AI agenda at the research, regulatory and field level.
Continued to enhance IBM’s cybersecurity, privacy, data governance and AI ethics posture as regulatory focus on these issues continued to heighten around the world.
Focused on talent development globally to ensure availability of world class legal and regulatory skills to support IBM’s growth initiatives across geographies and business lines.

*
Non-GAAP financial metric. See Appendix A for information on how we calculate these performance metrics.

442024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis

Following the process outlined above and based on business and individual performance, the Compensation Committee approved the 2023 annual incentive payouts below for these NEOs:
Name	2023 Annual Incentive Payouts(1)
J.J. Kavanaugh	$1,730,430
R.D. Thomas	1,552,500
G. Cohn	1,848,600
M.H. Browdy	1,516,800

(1)
The named executive officers each had an incentive target equal to 135% of their salary for 2023.

2024 Compensation Decisions for Mr. Kavanaugh, Mr. Thomas, Mr. Cohn, and Ms. Browdy
The Committee also approved the following compensation elements for 2024: base salary, annual incentive target, Performance Share Unit (PSU), Restricted Stock Unit (RSU) and Stock Option grants under the Long-Term Performance Plan. For Long-Term Incentive Plan grants, the mix of equity vehicles is 60% PSUs, 20% RSUs and 20% Stock Options, which aligns with market practice. This mix provides competitive pay, while at the same time ensuring a strong link between pay and performance, and creates the right balance relative to peers with which we compete for talent. For 2024, based on the compensation decisions detailed below at target, approximately 75% of the NEOs’ (excluding the Chairman and CEO) pay is at risk.
NEO 2024 PAY MIX
For 2024, 75% of the NEOs’ (excluding the Chairman and CEO) annual total target compensation is at risk.
	2024 Cash		2024 Long-Term Incentive Awards(2)
Name	Salary Rate(1)	Annual Incentive Target	Performance Share Units	Restricted Stock Units	Stock Options
J.J. Kavanaugh	$1,170,000	$1,580,000	$6,150,000	$2,050,000	$2,050,000
R.D. Thomas	1,064,000	1,436,000	5,700,000	1,900,000	1,900,000
G. Cohn	1,170,000	1,580,000	4,800,000	1,600,000	1,600,000
M.H. Browdy	936,000	1,264,000	3,780,000	1,260,000	1,260,000

(1)
Salary increases for the Named Executive Officers, if applicable, will be effective April 1, 2024.

(2)
PSUs, RSUs and Stock Options were granted on February 21, 2024 to the named executive officers, including the Chairman and the CEO. The actual number of units granted on this date are determined by dividing the value shown above by the average of IBM’s closing stock price for the 30 active trading days prior to the date of grant. The actual number of Stock Options granted on this date are determined by dividing the value shown by the product of (1) the average of IBM’s closing stock price for the 30 active trading days prior to the date of grant and (2) an option valuation factor of 0.20 (to reflect the discounted value of Stock Options compared to full value awards). The performance period for the PSUs ends December 31, 2026, and the award will pay out in February 2027. RSUs and Stock Options will vest 25% per year on each anniversary of the date of grant.

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis 45

Section 4: Additional Information
Compensation Program as It Relates to Risk
IBM management, the Compensation Committee and the Committee’s outside consultant review IBM’s compensation policies and practices, with a focus on incentive programs, to ensure that they do not encourage excessive risk taking. This review includes the cash incentive programs and the long-term incentive plans that cover executives and employees. Based on this comprehensive review, we concluded that our compensation programs do not encourage excessive risk taking for the following reasons:
•
Our programs appropriately balance short- and long-term incentives, with approximately 75% of 2024 annual total target compensation provided in equity for the Chairman and CEO, Vice Chairman, and SVPs as a group.

•
Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management.

•
Our incentive plans include a profit metric as a component of performance to promote disciplined progress toward financial goals. None of IBM’s incentive plans is based solely on signings or revenue targets, which mitigates the risk of employees focusing exclusively on the short term.

•
Qualitative factors beyond the quantitative financial metrics are a key consideration in the determination of individual executive compensation payments. How our executives achieve their financial results, integrate across lines of business and demonstrate leadership consistent with IBM values are key to individual compensation decisions.

•
As explained in the 2023 Potential Payments Upon Termination Narrative, we further strengthened our retirement policies on equity grants for our senior leaders beginning in 2009 to ensure that the long-term interests of IBM continue to be the focus, even as these executives approach retirement.

•
Our stock ownership guidelines require that the Chairman and CEO, Vice Chairman, and each SVP hold a significant amount of IBM equity to further align their interests with stockholders over the long term.

•
IBM has adopted a policy that requires a clawback of incentive-based compensation paid to an executive officer if there is a restatement of IBM’s financial results that would have affected the amount of incentive-based compensation, regardless of whether the executive officer’s conduct lead to the restatement. Likewise, IBM’s equity plan has a clawback provision under which awards may be cancelled and certain gains repaid if an executive engages in activity that is detrimental to IBM. To further reinforce our commitment to ethical conduct, the IBM Excess 401(k) Plus Plan allows the clawback of certain IBM contributions if a participant engages in activity that is detrimental to IBM.

We are confident that our compensation program is aligned with the interests of our stockholders, rewards for performance and represents strong executive compensation governance practices.
Equity Award Practices
Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money Stock Options is the average of the high and low market price of IBM common stock on the New York Stock Exchange on the date of grant or as specified by the Compensation Committee.
The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price, if different from the average of the high and low market price of IBM common stock on the New York Stock Exchange on the grant date, and the date of grant. In the case of planned grant value, the number of shares granted are determined by dividing the planned value by the average of IBM’s closing stock price for the 30 active trading days prior to the date of grant for PSUs and RSUs. For Stock Options, the average IBM closing stock price is further adjusted by an option valuation factor to reflect the discounted value of Stock Options compared to full value awards.
As with all compensation decisions, the independent members of the Board approve all equity awards for the Chairman and CEO, and ratify all equity awards for the Chief Financial Officer. In addition, all equity awards for the Vice Chairman and each SVP are approved by the Compensation Committee. All equity awards for employees other than the Chairman and CEO, Vice Chairman and SVPs are approved by the Chairman and CEO, Vice Chairman and SVPs pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.
Equity awards granted as part of annual total compensation for senior leaders and other employees are made on specific cycle dates scheduled in advance, typically February 21st or the previous business day (if the 21st does not fall on a business day). For Officers, the February grant date is scheduled within one month of the Compensation Committee’s approval of any applicable equity awards (at the end of January). IBM’s policy for new hires and promotions requires approval of any awards before or on the grant date of the award.
IBM does not have any plans, programs or agreements that would provide any payments to any of the named executive officers upon a change in control of IBM, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.
462024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis

Ethical Conduct
Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in All Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s performance goals, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines.
An executive’s compensation, including annual cash incentive payments, is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive.
IBM’s equity plans and agreements have a clawback provision — awards may be cancelled and certain gains repaid if an executive engages in activity that is detrimental to IBM, such as violating IBM’s Business Conduct Guidelines, disclosing confidential information or performing services for a competitor. To further reinforce our commitment to ethical conduct, the Excess 401(k) Plus Plan allows the clawback of certain IBM contributions if a participant engages in activity that is detrimental to IBM.
In addition, approximately 1,500 of our key executives (including each of the named executive officers) have agreed to a noncompetition, nonsolicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees after leaving IBM.
The Committee has also adopted, in accordance with SEC and NYSE requirements, a policy to claw back incentive-based compensation from executive officers in the event of a restatement of IBM’s financial results.
Hedging and Pledging Practices
IBM has multiple corporate leadership teams, including the Performance Team. The Performance Team consists of approximately 85 of our most senior leaders who run IBM business units and geographies and includes the Chairman and CEO, Vice Chairman, and each SVP. The team is accountable for business performance and the development of cross-unit strategies.
IBM does not allow any member of the IBM Board of Directors or any member of its corporate leadership teams, including any named executive officer, to hedge the economic risk of their ownership of any IBM securities, which includes entering into any derivative transaction on IBM stock (e.g., any short-sale, prepaid variable forward contract, equity swap, collars, exchange funds) or to pledge any IBM securities at any time, which includes having IBM stock in a margin account or using IBM stock as collateral for a loan. Further, IBM does not allow any employee granted equity awards through the IBM Long-Term Incentive Plan to hedge or pledge those securities.
Tax Considerations
Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to IBM’s covered employees. A “covered employee,” under Section 162(m) as amended, is the CEO, the CFO, the three highest paid executive officers, and any other individual who was a covered employee of the Company for the preceding tax years beginning after December 31, 2016.
Although the tax deduction for performance-based compensation has been eliminated for awards after November 2, 2017, IBM continues to believe that a strong link between pay and performance is critical to align executive and stockholder interests. IBM and the Committee will continue to ensure that a significant portion of pay for our Vice Chairman and SVPs, including the Chairman and CEO, is at risk and subject to the attainment of performance goals.
2024 Notice of Annual Meeting & Proxy Statement   |   2023 Compensation Discussion and Analysis 47

2023 Summary Compensation Table and Related Narrative
2023 Summary Compensation Table
Name and Principal Position					Stock		Option		Non-Equity Incentive Plan		Change in Pension		Nonqualified Deferred Compensation		All Other
(a)	Salary	(1)	Bonus	(2)	Awards	(3)	Awards	(4)	Compensation	(5)	Value	(6)	Earnings	(7)	Compensation	(8)(9)	Total	(10)
Year (b)	($) (c)		($) (d)		($) (e)		($) (f)		($) (g)		($) (h)		($) (h)		($) (i)		($) (j)
A. Krishna, Chairman and CEO
2023	$1,500,000		$0		$11,483,809		$3,339,560		$3,510,000		$23,183		$0		$541,874		$20,398,426
2022	1,500,000		0		8,927,701		2,033,636		3,480,000		0		0		638,738		16,580,075
2021	1,500,000		0		12,605,507		0		2,940,000		0		0		505,452		17,550,959
J.J. Kavanaugh, Senior VP, F&O and CFO
2023	$1,088,000		$0		$6,704,515		$1,949,711		$1,730,430		$15,264		$0		$203,369		$11,691,289
2022	1,040,000		0		5,843,669		1,331,106		1,665,760		19,187		0		233,263		10,132,985
2021	968,000		0		7,563,384		0		1,437,700		0		0		200,534		10,169,618
R.D. Thomas, Senior VP and Software Chief Commercial Officer(11)
2023	$994,750		$0		$5,843,417		$1,699,249		$1,552,500		$3,170		$0		$241,228		$10,334,314
G. Cohn, Vice Chairman
2023	$1,170,000		$0		$4,897,686		$1,424,239		$1,848,600		N/A		$0		$196,565		$9,537,090
2022	1,170,000		0		4,707,418		1,072,289		1,832,800		N/A		0		169,418		8,951,925
2021	1,170,000		1,000,000		6,180,787		0		1,548,400		N/A		0		2,417		9,901,604
M.H. Browdy, Senior VP and General Counsel
2023	$936,000		$0		$4,255,907		$1,237,603		$1,516,800		N/A		$0		$157,847		$8,104,157
2022	925,500		0		3,246,447		739,505		1,466,240		N/A		0		147,753		6,525,445
2021	894,000		0		4,354,627		0		1,266,300		N/A		0		135,930		6,650,857
Note: For assumptions used in determining the fair value of stock and option awards, see Note A (Significant Accounting Policies — Stock-Based Compensation) and Note U (Stock-Based Compensation) to IBM’s 2023 Consolidated Financial Statements.
(1)
Amounts in this column reflect the actual salary amount paid to each named executive officer during 2023.

(2)
Mr. Cohn’s offer letter included a cash sign-on payment; $1,000,000 of that was paid on December 31, 2021.

(3)
Amounts in this column reflect the total Performance Share Units (PSUs) and Restricted Stock Units (RSUs).

Amounts include the aggregate grant date fair values of PSUs at the Target number as described below, calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents.
At the Maximum number, these values for Mr. Krishna would be: 2023: $14,641,833; 2022: $11,382,727; 2021: $13,928,980; for Mr. Kavanaugh: 2023: $8,548,269; 2022: $7,450,586; 2021: $8,357,494; for Mr. Thomas: 2023: $7,450,269; for Mr. Cohn: 2023: $6,244,427; 2022: $6,001,912; 2021: $6,829,751; for Ms. Browdy: 2023: $5,426,231; 2022: $4,139,173; 2021: $4,811,810.
Amounts also include the aggregate grant date fair values of RSU grants, if applicable, calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents.
(4)
This column reflects the grant date fair value of stock option grants, if applicable, calculated in accordance with accounting guidance.

(5)
Amounts in this column include payments under IBM’s Annual Incentive Program (AIP), in which all named executive officers participate. The performance period is the fiscal year (January 1 through December 31, 2023). Mr. Krishna’s target was 200% of his base salary rate. All other named executive officers had an annual target of 135% of their 2023 salary rate. In the 2023 Grants of Plan-Based Awards Table, see column (c) for the Threshold payout ($0), column (d) for the Target payout, and column (e) for the Maximum payout.

(6)
Although accruals under each of the Retention Plan and the IBM Personal Pension Plan stopped on December 31, 2007, for 2021, 2022 and 2023, change in Retention Plan Value and Pension Value for the eligible named executive officers was due to their age, changes in the discount rate, interest crediting rate, and mortality table. Assumptions can be found immediately after the 2023 Pension Benefits Table. Mr. Kavanaugh is the only eligible named executive officer in the Retention Plan and the change in Retention Plan Value for his benefit resulted in negative amounts in 2023 ($8,528), 2022 ($169,948), and 2021 ($17,604). The change in Pension Value for the named executive officers resulted in the following negative amounts: 2022 for Mr. Krishna ($51,317); and 2021 for Mr. Krishna ($5,861) and Mr. Kavanaugh ($4,072).

(7)
IBM does not provide above-market or preferential earnings on deferred compensation. See the 2023 Nonqualified Deferred Compensation Narrative for information about deferred compensation.

(8)
Amounts in this column include the following for 2023: for Mr. Krishna: tax reimbursements of $43,561 and IBM contributions to defined contribution plans of $398,400; for Mr. Kavanaugh: IBM contributions to defined contribution plans of $120,356; for Mr. Thomas: tax reimbursements of $38,037 and IBM contributions to defined contribution plans of $149,594; for Mr. Cohn: IBM contributions to defined contribution plans of $180,168; and for Ms. Browdy: IBM contributions to defined contribution plans of $144,134. For 2021 and 2022, the amounts in this column include Travel Accident Insurance and Group Life Insurance; such amounts are not included for 2023 because the Travel Accident Insurance and Group Life Insurance are available to all employees and does not discriminate in favor of executive officers. See the 2023 Summary Compensation Table Narrative below for a description and information about these items.

(9)
Amounts in this column also include the following perquisites for 2023: for Mr. Krishna: personal financial planning, ground transportation, family attendance at business-related events, personal travel on company aircraft of $46,299, and other personal expenses; for Mr. Kavanaugh: personal financial planning, family attendance at business-related events, and personal travel on company aircraft of $66,056; for Mr. Thomas: ground transportation, family attendance at business related events of $29,311, personal travel on company aircraft, and other personal expenses; for Mr. Cohn: personal travel on company aircraft, family attendance at business related events, and other personal expenses; and for Ms. Browdy: personal financial planning, ground transportation, and other personal expenses. See the 2023 Summary Compensation Table Narrative below for a description and information about the aggregate incremental cost calculations for perquisites.

(10)
Amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

(11)
Mr. Thomas was not a named executive officer in the 2022 or 2023 Proxy Statement; therefore, 2021 and 2022 data are excluded for him.

482024 Notice of Annual Meeting & Proxy Statement   |   2023 Summary Compensation Table and Related Narrative

2023 Summary Compensation Table Narrative — All Other Compensation (Column (i))
Amounts in this column represent the following as applicable:
Tax Reimbursements
•
Payments by IBM to the named executive officers to cover taxes incurred for certain business-related taxable expenses, which may include: cost of family travel to and attendance at business-related events, business-related local lodging and incidental expenses, and business-related ground transportation expenses (see Ground Transportation below).

IBM Contributions to Defined Contribution Plans
•
IBM contributions to the individual accounts for each named executive officer under IBM’s 401(k) and Excess Savings Plans.

•
See the 2023 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plan.

Perquisites
The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2023.
Personal Financial Planning
In 2023, IBM offered financial planning services with coverage generally up to $15,000 annually for senior U.S. executives, including each named executive officer.
Personal Travel on Company Aircraft
General Information
•
Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•
IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft. IBM’s security practices for air travel are consistent with best practices as assessed by independent third-party security experts.

•
The aggregate incremental cost for Mr. Krishna’s personal travel, including any aggregate incremental cost of travel by family members or other guests on both business and non-business occasions, is included in column (i) of the 2023 Summary Compensation Table.

•
Additionally, personal travel or commutation in 2023 on Company aircraft by named executive officers other than Mr. Krishna, and the aggregate incremental cost, if any, of travel by the officer’s family or other guests when accompanying the officer on both business and non-business occasions is also included.

•
Also, from time to time, named executive officers who are members of the boards of directors of certain other companies and non-profit organizations travel on Company aircraft to those outside board meetings. These amounts may include travel related to participation on these outside boards.

•
Any aircraft travel by named executive officers for an annual executive physical under the corporate wellness program is included in these amounts.

Aggregate Incremental Cost Calculation
•
The aggregate incremental cost for the use of Company aircraft for personal travel, including travel to outside boards, is calculated by multiplying the hourly variable maintenance cost rate for the specific aircraft by the number of flight hours used, plus the actual costs for fuel, parking, landing fees, crew expenses and catering.

•
The maintenance rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•
The aggregate incremental cost includes deadhead flights (i.e., empty flights to and from the IBM hangar or any other location).

•
The aggregate incremental cost for any charter flights is the full cost to IBM of the charter.

Ground Transportation
General Information
•
IBM’s security practices provide that the Chairman and CEO be driven to and from work by IBM personnel in a car leased by IBM or by an authorized car service. Additionally, the Chairman and CEO and his family may use a Company-leased car with an IBM driver or an authorized car service for non-business occasions.

•
Other named executive officers may use a Company-leased car with an IBM driver or an authorized car service for business-related transportation, and travel to outside board meetings and an annual executive physical under IBM’s corporate wellness program. Family members and other guests may accompany these named executive officers in a Company-leased car with an IBM driver or an authorized car service on these occasions.

•
Amounts reflect the aggregate incremental cost, if any, for the above-referenced items.

Aggregate Incremental Cost Calculation
•
For the Company-leased car with an IBM driver, incremental cost is calculated by multiplying the variable rate by the applicable driving time. The variable rate includes a driver’s salary and overtime payments, plus a cost per mile calculation based on fuel and maintenance expense.

•
For an authorized car service, the incremental cost is the full cost to IBM for such service.

Personal Security
General Information
•
Under IBM’s security practices, IBM provides security personnel for the Chairman and CEO and his family on certain business and non-business occasions.

•
Amounts include the aggregate incremental cost, if any, of security personnel for those occasions.

•
In addition, amounts also include the cost of home security systems and monitoring for the Chairman and CEO, and any other named executive officers, if applicable.

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Summary Compensation Table and Related Narrative 49

Aggregate Incremental Cost Calculation
•
The aggregate incremental cost for security personnel is the cost of any commercial airfare to and from the destination, hotels, meals, car services, and salary and travel expenses of any additional subcontracted personnel if needed.

•
The aggregate incremental cost for installation, maintenance, and monitoring services for home security systems reflects the full cost to IBM for these items.

Annual Executive Physical
•
Amounts represent any payments by IBM for the cost of an annual executive physical for the named executive officers under IBM’s corporate wellness program, if applicable.

Family Travel and Attendance at Business-Related Events
•
Amounts represent the aggregate incremental cost, if any, of travel and/or meals and entertainment for the family members of the named executive officers to attend business-related events, such as meetings, dinners, and receptions with IBM’s clients, executive management, or board members.

Other Personal Expenses
•
Amounts represent the cost of meals and lodging for the named executive officers who traveled for their annual executive physical under IBM’s corporate wellness program.

•
Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft and Ground Transportation.

•
Amounts also include items relating to business events and administrative charges incurred by executives.

502024 Notice of Annual Meeting & Proxy Statement   |   2023 Summary Compensation Table and Related Narrative

2023 Grants of Plan-Based Awards Table
Name (a) Type of Award(1)	Grant Date (b)	Compensation Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive PlanAwards(2)			All Other Stock Awards: Number of shares of Stock		All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option		Closing Price on the NYSE on the Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option
			Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	or Units (#) (i)	(3)	Options (#) (j)	(3)	Awards ($/Sh) (k)	(4)		Awards ($) (l)	(5)
A. Krishna
AIP	N/A	1/30/2023	$0	$3,000,000	$6,000,000
PSU	2/21/2023	1/30/2023				18,369	73,476	124,909								$8,612,857
RSU	2/21/2023	1/30/2023							24,492							2,870,952
SO	2/21/2023	1/30/2023									146,923		$133.00		$131.71	3,339,560
J.J. Kavanaugh
AIP	N/A	1/30/2023	0	1,479,000	4,437,000
PSU	2/21/2023	1/30/2023				10,724	42,897	72,925								5,028,386
RSU	2/21/2023	1/30/2023							14,299							1,676,129
SO	2/21/2023	1/30/2023									85,777		133.00		131.71	1,949,711
R.D. Thomas
AIP	N/A	1/30/2023	0	1,350,000	4,050,000
PSU	2/21/2023	1/30/2023				9,347	37,387	63,558								4,382,504
RSU	2/21/2023	1/30/2023							12,463							1,460,913
SO	2/21/2023	1/30/2023									74,758		133.00		131.71	1,699,249
G. Cohn
AIP	N/A	1/30/2023	0	1,580,000	4,740,000
PSU	2/21/2023	1/30/2023				7,834	31,336	53,271								3,673,206
RSU	2/21/2023	1/30/2023							10,446							1,224,480
SO	2/21/2023	1/30/2023									62,659		133.00		131.71	1,424,239
M.H. Browdy
AIP	N/A	1/30/2023	0	1,264,000	3,792,000
PSU	2/21/2023	1/30/2023				6,808	27,230	46,291								3,191,901
RSU	2/21/2023	1/30/2023							9,077							1,064,006
SO	2/21/2023	1/30/2023									54,448		133.00		131.71	1,237,603

(1)
Type of Award:

AIP = Annual Incentive Program
PSU = Performance Share Unit
RSU = Restricted Stock Unit
SO = Stock Option
Each of these awards was granted under IBM’s 1999 Long-Term Performance Plan (LTPP). See the 2023 Summary Compensation Table for additional information on these types of awards.
(2)
PSU awards will be adjusted based on performance and paid in February 2026.

(3)
The first tranche of the RSU and SO awards vested 25% on February 21, 2024. The remaining tranches will vest February 21, 2025, February 21, 2026, and February 21, 2027, provided that in each case, the named executive officer is an employee of IBM as of those dates unless they meet certain requirements to be eligible for continued vesting. See 2023 Potential Payments Upon Termination Narrative for a description of these eligibility requirements.

(4)
All SOs have an exercise price equal to the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) as of the grant date.

(5)
The amounts in this column reflect the aggregate grant date fair values of PSU, RSU, and SO awards calculated in accordance with accounting guidance. The values shown for the PSU awards are based on the Target number, as described in the 2023 Summary Compensation Table. The values shown for the PSUs, RSUs, and SO awards reflect an adjustment for the exclusion of dividend equivalents.

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Grants of Plan-Based Awards Table 51

2023 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative
Option Awards (Columns (b)  – (f))
General Terms
•
In accordance with IBM’s Long-Term Performance Plan (LTPP), the exercise price of stock options is not less than the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant.

•
IBM has not granted any option awards that are Equity Incentive Plan Awards.

Stock Awards (Columns (g)  – (j))
Number of Shares or Units of Stock That Have Not Vested (Column (g))
The amounts in this column are the number of RSUs or RRSUs that were outstanding as of December 31, 2023.
Market Value of Shares or Units of Stock That Have Not Vested (Column (h))
The amounts in this column are the value of the RSU or RRSU awards disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM common stock on the New York Stock Exchange on the last business day of the 2023 fiscal year ($163.55).
Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))
The amounts in this column are the number of PSUs that were outstanding as of December 31, 2023.
Performance Share Units
•
Amounts in column (i) reflect the Target number for each PSU award.

•
The performance criteria for IBM PSUs is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets is not meaningful.

•
See Section 1 of the 2023 Compensation Discussion and Analysis, as well as the 2023 Summary Compensation Table, for a detailed description of the PSU program, including payout calculations.

•
The table below provides the payout levels for all outstanding PSU awards for each of the named executive officers. A Maximum number of PSUs earned is 170% of the Target number based on business objectives (inclusive of an additional 20 points based on the relative ROIC modifier for the relevant performance period).

2023 Outstanding PSU Award Payout Levels
Name	Grant Date	Threshold	Target	Maximum
A. Krishna	02/21/2022	15,491	61,963	105,337
	02/21/2023	18,369	73,476	124,909
J.J. Kavanaugh	02/21/2022	10,140	40,558	68,949
	02/21/2023	10,724	42,897	72,925
R.D. Thomas	02/21/2022	7,886	31,545	53,627
	02/21/2023	9,347	37,387	63,558
G. Cohn	02/21/2022	8,168	32,672	55,542
	02/21/2023	7,834	31,336	53,271
M.H. Browdy	02/21/2022	5,633	22,532	38,304
	02/21/2023	6,808	27,230	46,291
Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))
The amounts in this column are the values of PSU awards disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM common stock on the New York Stock Exchange on the last business day of the 2023 fiscal year ($163.55).

522024 Notice of Annual Meeting & Proxy Statement   |   2023 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative

2023 Outstanding Equity Awards at Fiscal Year-End Table
	Option Awards							Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise		Option			Number of Shares or Units That Have		Market Value of Shares or Units That Have				Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have
Name	(#)			Options	Price	(2)	Expiration			Not Vested	(3)	Not Vested	(4)			Not Vested	(5)	Not Vested	(4)
(a)	Exercisable	Unexercisable	(1)	(#)	($)		Date	Type of	Grant	(#)		($)		Type of	Grant	(#)		($)
Grant Date	(b)	(c)		(d)	(e)		(f)	Award	Date	(g)		(h)		Award	Date	(i)		(j)
A. Krishna
02/21/22	36,134	108,403		N/A	$124.51		02/20/32	RSU	06/08/20	10,091		$1,650,383		PSU	02/21/22	61,963		$10,134,049
02/21/23	0	146,923		N/A	133.00		02/20/33	RSU	06/08/21	17,210		2,814,696		PSU	02/21/23	73,476		12,017,000
								RSU	02/21/22	15,492		2,533,717
								RSU	02/21/23	24,492		4,005,667
Total	36,134	255,326								67,285		$11,004,463				135,439		$22,151,049
J.J. Kavanaugh
02/21/22	23,651	70,955		N/A	$124.51		02/20/32	RSU	06/08/20	5,688		$930,272		PSU	02/21/22	40,558		$6,633,261
02/21/23	0	85,777		N/A	133.00		02/20/33	RSU	06/08/21	10,326		1,688,817		PSU	02/21/23	42,897		7,015,804
								RSU	02/21/22	10,140		1,658,397
								RSU	02/21/23	14,299		2,338,601
Total	23,651	156,732								40,453		$6,616,087				83,455		$13,649,065
R.D. Thomas
02/21/22	18,395	55,188		N/A	$124.51		02/20/32	RRSU	02/11/20	36,782		$6,015,696		PSU	02/21/22	31,545		$5,159,185
02/21/23	0	74,758		N/A	133.00		02/20/33	RSU	06/08/20	3,673		600,719		PSU	02/21/23	37,387		6,114,644
								RSU	06/08/21	6,885		1,126,042
								RSU	02/21/22	7,887		1,289,919
								RSU	02/21/23	12,463		2,038,324
Total	18,395	129,946								67,690		$11,070,700				68,932		$11,273,829
G. Cohn
02/21/22	19,052	57,159		N/A	$124.51		02/20/32	RSU	01/04/21	10,226		$1,672,462		PSU	02/21/22	32,672		$5,343,506
02/21/23	0	62,659		N/A	133.00		02/20/33	RSU	02/21/22	8,169		1,336,040		PSU	02/21/23	31,336		5,125,003
								RSU	02/21/23	10,446		1,708,443
Total	19,052	119,818								28,841		$4,716,945				64,008		$10,468,509
M.H. Browdy
02/21/22	13,139	39,420		N/A	$124.51		02/20/32	RSU	06/08/20	3,231		$528,430		PSU	02/21/22	22,532		$3,685,109
02/21/23	0	54,448		N/A	133.00		02/20/33	RSU	06/08/21	5,945		972,305		PSU	02/21/23	27,230		4,453,467
								RSU	02/21/22	5,634		921,441
								RSU	02/21/23	9,077		1,484,543
Total	13,139	93,868								23,887		$3,906,719				49,762		$8,138,576
Type of Award:
PSU = Performance Share Unit
RSU = Restricted Stock Unit
RRSU = Retention Restricted Stock Unit
(1)
The stock option awards granted vest 25% per year on the first through fourth anniversaries of the respective grant dates, provided the individual remains employed through each vesting date, unless they meet certain requirements to be eligible for continued vesting.

(2)
The exercise prices shown in this column are equal to the high and low prices of IBM common stock on the New York Stock Exchange as of the grant date.

(3)
The amounts shown in column (g) of the 2023 Outstanding Equity Awards at Fiscal Year-End Table are unvested RSU and RRSU awards. See the 2023 Compensation Discussion and Analysis and the 2023 Summary Compensation Table for additional information on these types of awards. Mr. Thomas’ RRSU award vests on the anniversary of the grant date in 2024 and 2025 provided he is an employee of IBM on each vesting date. In 2020, 2021, 2022, and 2023, each named executive officer other than Mr. Cohn received RSU awards that vest 25% per year on the first through the fourth anniversaries of the grant date (Mr. Cohn was hired at the end of 2020, so his RSU granted in January 2021 vests 25% per year on the first through the fourth anniversaries of the grant date).

(4)
Values in these columns are calculated by multiplying the number of units by the closing price of IBM common stock on the New York Stock Exchange on the last business day of the 2023 fiscal year ($163.55).

(5)
The amounts shown in column (i) of the 2023 Outstanding Equity Awards at Fiscal Year-End Table are PSU awards that have not yet vested. See the 2023 Compensation Discussion and Analysis and the Summary Compensation Table Narrative for additional information on PSU awards. PSUs for all Named Executive Officers are paid out in February following the end of the respective performance period.

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative 53

2023 Option Exercises and Stock Vested Table
	Option Awards		Stock Awards(1)
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
A. Krishna	0	$0	206,185	$32,883,416
J.J. Kavanaugh	0	0	50,335	7,701,524
R.D. Thomas	0	0	43,649	6,509,506
G. Cohn	0	0	46,938	7,489,153
M.H. Browdy	0	0	29,511	4,504,848

(1)
Amounts shown in these columns reflect PSU, RPSU, RSU, and RRSU awards that vested during 2023. The PSU and RPSU award for the 2021-2023 performance period vested on December 31, 2023, and paid out to each named executive officer on February 1, 2024; the value of this PSU award was determined by multiplying the number of shares by the closing price of IBM common stock on the vesting date ($163.55). See the Compensation Discussion and Analysis and the 2023 Summary Compensation Table for details on these types of awards.

542024 Notice of Annual Meeting & Proxy Statement   |   2023 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative

2023 Retention Plan Narrative
General Description and Purpose
During the mid-1990s, the “IBM Supplemental Executive Retention Plan” (Retention Plan) was created to help retain the caliber of senior leaders needed to turn IBM around, preserve its long-term viability and position it for growth in the future. The Retention Plan is a nonqualified deferred compensation plan, which is unfunded, that provides for payment of an annual benefit if the participant satisfies the age, service, pay, and job level requirements. The Retention Plan is a U.S. Plan and eligibility is based on U.S. employment. Mr. Kavanaugh is eligible for a Retention Plan benefit.
The Retention Plan was closed to new participants effective May 1, 2004, and future accruals stopped on December 31, 2007. Effective July 1, 1999, the Retention Plan was amended to provide a new benefit formula, but allowed participants who met certain age, service, and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit.
Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to IBM during or following employment. The Retention Plan is separately presented in the 2023 Retention Plan Table and is not included in the 2023 Pension Benefits Table.
Material Terms and Conditions: 1995 Retention Plan
•
The Retention Plan benefit for Mr. Kavanaugh is determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•
Benefits are available under the 1995 Retention Plan if at the time a participant separates from service they meet the early retirement age and service requirement, holds an executive-level position immediately prior to separation from service, and has final average pay of at least $160,000.

•
While Mr. Kavanaugh’s benefit is determined under the 1995 Retention Plan, he was partially grandfathered under this formula which means that his accruals stopped December 31, 2003 and the threshold to determine his benefit is $233,400 instead of $311,400 for fully grandfathered participants. If Mr. Kavanaugh terminates employment on or after age 60, his Retention Plan benefit expressed as an annual single life annuity is equal to:

•
If the participant terminates employment before age 60, the annual single life annuity resulting from the sum of the amounts specified in (1) through (4) is reduced as specified in the Retention Plan.

Compensation Elements Included in Calculations
•
The definitions of eligible final average pay and eligible compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

Policy Regarding Extra Years of Credited Service
•
Generally, a participant’s years of credited service for benefits are based on the years an employee participated in the IBM Personal Pension Plan through December 31, 2007, the date accrual of future benefits stopped.

Available Forms of Payment
•
A participant’s benefit is only payable in the form of an annuity with monthly benefit payments beginning on the first day of the month following separation from service (subject to a six-month delay for “specified employees” as required under tax law).

Annual Retention Plan Benefit
•
The annual Retention Plan benefit that was earned as of December 31, 2007 and that is payable as a single life annuity beginning at the earliest unreduced retirement age (as defined in the next subsection) for Mr. Kavanaugh is detailed in the table below.

Name	Annual Retention Plan Benefit at Earliest Unreduced Retirement Age
J.J. Kavanaugh	$10,097
Present Value of Accumulated Benefit
•
The present value of accumulated benefit shown in the 2023 Retention Plan Table below is the value as of December 31, 2023 of the annual Retention Plan benefit that was earned as of December 31, 2007.

•
The assumptions used to determine the present value of the annual accumulated Retention Plan benefit payable beginning at the earliest unreduced retirement age are described immediately following the 2023 Pension Benefits Table.

2023 Retention Plan Table
		Number of Years Credited		Present Value of Accumulated		Payments During Last
		Service	(1)	Benefit	(2)	Fiscal Year
Name (a)	Plan Name (b)	(#) (c)		($) (d)		($) (e)
J.J. Kavanaugh	Retention Plan	12		$131,110		$0

(1)
Reflects years of credited service as of December 31, 2007. Mr. Kavanaugh has 16 additional years of service with IBM after that date.

(2)
For assumptions used to calculate the present value, see the “Assumptions used to determine present value as of December 31, 2023” immediately following the 2023 Pension Benefits table.

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Retention Plan Narrative55

2023 Pension Benefits Narrative
The 2023 Pension Benefits Tables show the number of years of credited service, present value of accumulated benefit and payments during the last fiscal year for each eligible named executive officer under the IBM U.S. defined benefit pension plan. As of December 31, 2023 Messrs. Krishna, Kavanaugh and Thomas had pension benefits under the U.S. defined benefit pension plan.
U.S. Qualified Plan and Nonqualified Plan Descriptions — General
The IBM Personal Pension Plan consists of a tax-qualified plan and a non-tax qualified plan. Effective January 1, 2008, the non-tax qualified plan was renamed the IBM Excess Personal Pension Plan and is referred to herein as the Nonqualified Plan, and the tax-qualified plan is referred to as the Qualified Plan. The combined plan is referred to herein as the IBM Personal Pension Plan. Effective January 1, 2005, the IBM Personal Pension Plan was closed to new participants.
Plan Description
•
The Qualified Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code.

•
The Nonqualified Plan provides unfunded, nonqualified benefits in excess of the limits on compensation.

•
Accrual of future benefits under the IBM Personal Pension Plan stopped on December 31, 2007, and a participant’s pension benefit does not consider pay earned and service credited after such date.

IBM U.S. Personal Pension Plan
(Qualified Plan)
Purpose of the Qualified Plan
•
The Qualified Plan was designed to provide tax-qualified pension benefits that were generally available to all U.S. regular employees.

•
The benefits under the Qualified Plan are determined either under the Pension Credit Formula (for those who met certain eligibility criteria in 1999) or the Personal Pension Account described below. As the named executive officers’ benefits under the Qualified Plan are determined under the Personal Pension Account formula, this disclosure will only address the material terms of such formula.

Material Terms and Conditions: Personal Pension Account Formula under the Qualified Plan
•
Messrs. Krishna’s, Kavanaugh’s, and Thomas’s benefit under the Qualified Plan is determined under the Personal Pension Account formula, which is a cash balance formula.

•
Under the Personal Pension Account formula prior to 2008, the eligible named executive officers receive pay credits and interest credits to their respective Personal Pension Accounts. The pay credits for a year were equal to 5% of the eligible named executive officers’ eligible compensation for that year. The interest credits are based on the annual interest rate on one-year Treasury Constant Maturities plus 1%. Further, the eligible named executive officers may receive their benefit under the Personal Pension Account formula at any time following termination of employment, but may not defer the commencement of the benefit later than normal retirement age. If the eligible named executive officers’ benefit begins to be paid before normal retirement age, it will be reduced when compared to the benefit that would commence at normal retirement age. The eligible named executive officers may receive their benefit in either a lump sum equal to the Personal Pension Account balance, an annuity that is actuarially equivalent to the Personal Pension Account balance, or both a partial lump sum and a reduced annuity.
Compensation Elements Included in Calculations
•
Prior to 2008, eligible compensation was generally equal to the total amount that is included in income including:

—
Salary;

—
Recurring payments under any form of variable compensation plan (excluding Stock Options and other equity awards); and

—
Amounts deducted from salary and variable compensation under IBM’s Internal Revenue Code Section 125 plan (cafeteria plan), and amounts deferred under IBM’s 401(k) Plus Plan and Excess 401(k) Plus Plan.

•
Compensation for a year was limited to the compensation limit under the Internal Revenue Code, which for the last year that benefits accrued under the Qualified Plan, was $225,000. In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which in 2023 was $265,000 payable as an annual single life annuity beginning at normal retirement age).

Policy Regarding Extra Years of Credited Service
•
The years of credited service are based only on the years an employee was eligible for participation in the Qualified Plan, through December 31, 2007.

IBM U.S. Excess Personal Pension Plan (Nonqualified Plan)
Purpose of the Nonqualified Plan
•
The Nonqualified Plan provides Qualified Plan participants with benefits that may not be provided under the Qualified Plan because of the tax limits on eligible compensation.

•
The benefit provided to a participant is payable following a separation from service from IBM (subject to the six-month delay for “specified employees” as required under tax law).

Material Terms and Conditions of the Nonqualified Plan
•
The Nonqualified Plan provides a benefit equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not apply minus the benefit actually provided under the Qualified Plan disregarding the benefit limits.

562024 Notice of Annual Meeting & Proxy Statement   |   2023 Pension Benefits Narrative

Policy Regarding Extra Years of Credited Service
•
The years of credited service are based only on the years an employee was eligible for participation in the Qualified Plan.

Available Forms of Payment
•
Under the terms of the Qualified Plan, the entire benefit may be paid as a lump sum.

•
Messrs. Krishna, Kavanaugh, and Thomas have elected to receive their Nonqualified Plan benefit in a lump sum immediately following separation from service.

•
The maximum lump sum amount that the eligible named executive officers could have elected to receive under the Qualified Plan and Nonqualified Plan, as of January 1, 2024 if they had a separation from service from IBM on December 31, 2023 was equal to:

Name	Maximum Lump Sum
	Qualified Plan	Nonqualified Plan	Total Available Lump Sum
A. Krishna	$224,528	$87,850	$332,378
J.J. Kavanaugh	118,148	81,412	269,560
R.D. Thomas	92,471	272	92,743

•
A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Pension Benefits
•
The annual pension benefit that was earned as of December 31, 2007, and that is payable as a single life annuity beginning at normal retirement age for each of the eligible named executive officers is below. Because Messrs. Krishna, Kavanaugh, and Thomas will receive a lump sum payment for their Nonqualified Plan benefits, no amount is represented for them in the Nonqualified Plan column below:
Name	Annual Pension Benefit at Normal Retirement Age
	Qualified Plan	Nonqualified Plan	Total Benefit
A. Krishna	$24,891	N/A	$24,891
J.J. Kavanaugh	21,962	N/A	21,962
R.D. Thomas	14,605	N/A	14,605
Present Value of Accumulated Benefit
•
The present value of accumulated benefit is the value as of December 31, 2023 of the annual pension benefit that was earned as of December 31, 2007.

•
The annual pension benefit is the benefit that is payable for the named executive officer’s life beginning at his normal retirement age.

•
The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•
Certain assumptions were used to determine the present value of accumulated benefits. Those assumptions are described immediately following the 2023 Pension Benefits Table.

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Pension Benefits Narrative 57

2023 Pension Benefits Table
As noted in the General Description and Purpose to the 2023 Retention Plan Narrative, the 2023 Pension Benefits Table does not include amounts reflected in the 2023 Retention Plan Table.
		Number of Years		Present Value of	Payments During
		Credited Service	(1)	Accumulated Benefit	Last Fiscal Year
Name (a)	Plan Name (b)	(#) (c)		($) (d)	($) (e)
A. Krishna	Qualified Plan	17		$245,597	$0
	Nonqualified Plan			86,086	0
	Total Benefit			$331,683	$0
J.J. Kavanaugh	Qualified Plan	12		$180,497	$0
	Nonqualified Plan			76,413	0
	Total Benefit			$256,910	$0
R.D. Thomas	Qualified Plan	9		$80,293	$0
	Nonqualified Plan			232	0
	Total Benefit			$80,525	$0

(1)
Reflects years of credited service as of December 31, 2007. Each of the named executive officers in this table has 16 additional years of service with IBM after that date.

Assumptions to determine present value as of December 31, 2023 for each eligible named executive officer:
•
Measurement date: December 31, 2023

•
Interest rate for present value: 5.00%

•
To determine Personal Pension Account benefit:

—
Interest crediting rate: 6.4% for 2024 and 3.80% for 2025 and after

—
Interest rate to convert Personal Pension Account balance to single life annuity: 5.6000% for years 1-5, 5.7733% for years 6-20, and 5.7267% for year 21 and after

—
Mortality table to convert Personal Pension Account balance to single life annuity is 2024 Pension Protection Act Optional Combined Unisex Table

•
Mortality (pre-commencement): None

•
Mortality (post-commencement):

—
Base Table: Modified PRI-2012 White Collar sex-distinct tables for retirees adjusted by a factor of 0.762 with improvement from 2012 to December 31, 2023.

—
Improvement Scale: A modified Scale MP-2021 projection table.

•
Withdrawal rates: None

•
Retirement rates: None prior to Assumed Retirement Age

•
Normal Retirement Age: Age 60 for Retention Plan, Age 65 for IBM Personal Pension Plan

•
Assumed Retirement Age: Later of Age 60 for Retention Plan, Age 65 for IBM Personal Pension Plan, or current age

•
Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2007

•
In the case of the qualified Personal Pension Account formula, the benefit is payable as a 90% lump sum/10%

annuity for Messrs. Krishna, Kavanaugh, and Thomas beginning on the first day of the month following a separation from service from IBM. The Excess Plan’s Personal Pension Plan Account formula benefit for Messrs. Krishna, Kavanaugh and Thomas is payable as a lump sum. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose
•
All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at separation from service from IBM

Assumptions to determine present value as of December 31, 2022:
•
The column titled Change in Pension Value in the 2023 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2022 to December 31, 2023

•
To determine the present value of the pension benefit as of December 31, 2022, the same assumptions that are described above to determine the present value as of December 31, 2023 were used, except (1) a 5.3% interest rate, Modified PRI-2012 White Collar sex-distinct tables for retirees adjusted by a factor of 0.762 (2) to determine the Personal Pension Account benefit, the following were used:

—
Interest crediting rate: 4.90% for 2023 and 4.40% for 2024 after

—
Interest rate to convert Personal Pension Account balance to single life annuity: 4.4567% for years 1-5, 5.2367% for years 6-20, and 5.1467% for year 21 and after

—
Mortality table for Personal Pension Account balance conversion: 2023 Pension Protection Act Optional Combined Unisex Table

582024 Notice of Annual Meeting & Proxy Statement   |   2023 Pension Benefits Narrative

2023 Nonqualified Deferred Compensation Narrative
IBM Excess 401(k) Plus Plan — U.S.
General Description and Purpose
•
The purpose of the Excess 401(k) Plus Plan is to provide eligible employees with the opportunity to save for retirement on a tax-deferred basis and provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply. Eligibility is based on those 401(k) participants whose eligible pay is expected to exceed the Internal Revenue Code compensation limit for the applicable plan year.

•
Account balances in the Excess 401(k) Plus Plan are comprised of cash amounts that were deferred by the participant or contributed by IBM (Basic Account), and all deferred shares, comprised of shares that were deferred by the participant (Deferred IBM Shares). Generally, amounts deferred and vested prior to January 1, 2005 are not subject to Section 409A of the Internal Revenue Code, while amounts deferred and vested on and after January 1, 2005 are subject to Section 409A of the Internal Revenue Code.

•
The Excess 401(k) Plus Plan is an unfunded plan and a participant’s account balance is only payable once a participant separates from service with IBM.

•
Certain IBM matching and automatic contributions are subject to forfeiture or recission if a participant is terminated for cause or engages in competitive or other activity detrimental to IBM during or following employment.

•
Effective January 1, 2024, the IBM 401(k) Plus Plan was renamed the IBM 401(k) Plan and the Excess 401(k) Plus Plan was renamed the IBM Excess Savings Plan.

Compensation Eligible for Deferral under Excess 401(k) Plus Plan
•
Participants may elect to defer up to 80% of salary and eligible performance pay, which includes annual incentive program payments.

Deferred IBM Shares
•
Prior to January 1, 2008, any executive could have elected to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit awards granted on or before December 31, 2007, under IBM’s Long-Term Performance Plan (LTPP). Such deferral occurred when the awards vested.

•
In addition, in accordance with Internal Revenue Service rules, an executive could have also elected to defer receipt of shares of IBM stock that otherwise would be paid on or before February 1, 2008, as a result of the vesting of Performance Share Unit (PSU) awards under IBM’s LTPP.

•
Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate and on the same date as the dividends paid to IBM stockholders and are contributed to the Basic Account.

IBM Matching Contributions
•
Through December 31, 2023, IBM credited matching contributions each pay period to the Basic Account of each eligible participant who deferred salary or eligible performance pay under the Excess 401(k) Plus Plan.

•
The matching contributions equal the percentage of the sum of (i) a participant’s match rate times the amount the participant elects to defer under the Excess 401(k) Plus Plan; and (ii) the participant’s match rate times the eligible compensation after reaching the Internal Revenue Code compensation limits. The maximum matching contribution percentage for a participant is the same as the participant’s percentage under the IBM 401(k) Plus Plan. Generally, participants hired or rehired by IBM U.S. before January 1, 2005 were eligible for up to 6% matching contributions; generally, participants hired or rehired by IBM U.S. on or after January 1, 2005, and who complete one year of service, were eligible for up to 5% matching contributions. Mr. Krishna, Mr. Kavanaugh, and Mr. Thomas were eligible for a 6% matching contribution. Mr. Cohn and Ms. Browdy were eligible for a 5% matching contribution.

IBM Automatic Contributions
•
Through December 31, 2023 IBM credited automatic contributions each pay period to the Basic Account of each eligible participant.

•
The automatic contributions equal a percentage of the sum of: (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan; and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage for a participant is the participant’s automatic contribution percentage under the IBM 401(k) Plus Plan. Generally, the percentage is based on a participant’s retirement plan eligibility as of December 31, 2007. In addition, for participants hired or rehired by IBM U.S. on or after January 1, 2005, they must complete one year of service to be eligible. For purposes of calculating the automatic contributions under the IBM 401(k) Plus Plan, the participant’s eligible pay excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan. The automatic contribution percentage was: 2% for Messrs. Krishna, Kavanaugh and Thomas; and 1% for Mr. Cohn and Ms. Browdy.

Earnings Measures
•
A participant’s contributions to the Basic Account are adjusted for earnings and losses, until it has been completely distributed, based on investment choices selected by the participant.

•
IBM does not pay guaranteed, above-market or preferential earnings in the Excess 401(k) Plus Plan.

•
The available investment choices are the same as the primary investment choices available under the IBM 401(k) Plus Plan, which includes the IBM Stock Fund.

•
A participant may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle and may change investment selections for existing account balances daily, subject to excessive trading restrictions.

•
Effective January 1, 2008, the IBM match under the Excess 401(k) Plus Plan is notionally invested in the investment options in the same manner participant contributions are notionally invested.

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Nonqualified Deferred Compensation Narrative 59

•
Because Deferred IBM Shares are credited, maintained, and ultimately distributed only as shares of IBM’s common stock, they may not be transferred to any other investment choice at any time.

•
On a quarterly basis, dividend equivalents are credited to a participant’s account with respect to all or a portion of such account that is deemed to be invested in the IBM Stock Fund at the same rate as dividends to IBM stockholders.

•
Aggregate earnings on Deferred IBM Shares during the last fiscal year, as reported in column (d) of the 2023 Nonqualified Deferred Compensation Table are calculated as the change in the price of IBM’s common stock between December 31, 2022, and December 31, 2023, for all Deferred IBM Shares.

•
Aggregate earnings reflect an $8 quarterly administrative fee.

Payouts, Withdrawals, and Other Distributions
•
No payouts, withdrawals or other distributions from the Basic Account are permitted prior to a separation from service from IBM.

•
At termination, the balance in an eligible executive’s Basic Account that was deferred prior to January 1, 2005, is paid to the executive in an immediate lump sum unless: (a) the balance exceeds $25,000; and (b) the executive satisfies the following age and service criteria:

—
At least age 55 with 15 years of service;

—
At least age 62 with 5 years of service;

—
At least age 65 with 1 year of service;

—
Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

—
Commencing benefits under the IBM Long-Term Disability Plan.

•
As of December 31, 2023, Messrs. Krishna and Kavanaugh had satisfied the age and service criteria.

•
If the participant has satisfied the age, service, and account balance criteria at termination, but has not made a valid advance election of another form of distribution, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005, is paid in a lump sum in February of the year following separation.

•
If the participant has satisfied the age, service, and account balance criteria at termination and has made a valid advance election, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005, is paid as elected by the participant from among the following choices:
1.
Lump sum upon termination;

2.
Lump sum in February of the year following termination; or

3.
Annual installments (beginning February 1 of the year following termination) for a number of years (between two and ten) elected by the participant.

•
The participant’s Basic Account with respect to amounts deferred on or after January 1, 2005, may be distributed in the following forms as elected by the participant:

1.
Lump sum upon separation;

2.
Lump sum in February of the year following separation; or

3.
Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

However, if the participant has elected annual installments and the total balance of the participant’s Basic Account upon a separation from service from IBM is less than 50% of the applicable Internal Revenue Code compensation limit (in 2023, 50% of this limit was $165,000), the amounts deferred on or after January 1, 2005 are distributed in a lump sum on the date installments would have otherwise begun.
•
Distribution elections may be changed in advance of separation, in accordance with Internal Revenue Code rules.

•
Distribution elections apply to both the Basic Account and the Deferred Shares Account. Further, within the Basic Account and the Deferred Shares Account, different distribution elections are permitted to be made for the amounts that were deferred before January 1, 2005, and the amounts that were deferred on or after January 1, 2005.

•
These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following a separation from service from IBM. All named executive officers were “specified employees” under Section 409A at the end of the last fiscal year.

602024 Notice of Annual Meeting & Proxy Statement   |   2023 Nonqualified Deferred Compensation Narrative

2023 Nonqualified Deferred Compensation Table
		Executive Contributions			Registrant Contributions		Aggregate Earnings in		Aggregate Withdrawal/	Aggregate Balance at
		in Last FY	(1)		in Last FY	(2)	Last FY	(3)	Distributions	Last FYE	(4)
Name (a)	Plan	($) (b)			($) (c)		($) (d)		($) (e)	($) (f)
A. Krishna	Basic Account	$279,000		Match	$279,000		$764,356		$0	$7,928,063
				Automatic	93,000
	Deferred IBM Shares	0			0		0		0	0
	Total	$279,000			$372,000		$764,356		$0	$7,928,063
J.J. Kavanaugh	Basic Account	$45,481		Match	$45,481		$1,599,006		$0	$7,965,280
				Automatic	48,475
	Deferred IBM Shares	0			0		3,376		0	24,369
	Total	$45,481			$93,956		$1,602,382		$0	$7,989,649
R.D. Thomas	Basic Account	$81,893		Match	$81,893		$165,799			$1,250,762
				Automatic	41,300
	Deferred IBM Shares	0			0		0		0	0
	Total	$81,893			$123,193		$165,799		$0	$1,250,762
G. Cohn	Basic Account	$1,466,240		Match	$133,640		$436,883		$0	$3,085,784
				Automatic	26,728
	Deferred IBM Shares	0			0		0		0	0
	Total	$1,466,240			$160,368		$436,883		$0	$3,085,784
M.H. Browdy	Basic Account	$103,612		Match	$103,612		$180,156		$0	$2,500,562
				Automatic	20,722
	Deferred IBM Shares	0			0		0		0	0
	Total	$103,612			$124,334		$180,156		$0	$2,500,562

(1)
A portion of the amount reported in this column (b) for each named executive officer’s Basic Account is included within the amount reported as salary for that officer in column (c) of the 2023 Summary Compensation Table. These amounts are: $70,200 for Mr. Krishna; $45,480 for Mr. Kavanaugh; $39,885 for Mr. Thomas; $0 for Mr. Cohn; and $30,300 for Ms. Browdy.

(2)
For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of the 2023 Summary Compensation Table. The amounts reported as IBM contributions to defined contribution plans in footnote 8 to the 2023 Summary Compensation Table are larger because the amounts reported in that footnote also include IBM’s contributions to the IBM 401(k) Plus Plan.

(3)
None of the amounts reported in this column (d) are reported in column (h) of the 2023 Summary Compensation Table because IBM does not pay above-market or preferential earnings on deferred compensation.

(4)
Amounts reported in this column (f) for each named executive officer include amounts previously reported in IBM’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary, and incentive and IBM matching and automatic contributions. This total reflects the cumulative value of each named executive officer’s deferrals, IBM contributions and investment experience, including an $8 quarterly administrative fee.

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Nonqualified Deferred Compensation Narrative 61

2023 Potential Payments Upon Termination Narrative
Introduction
IBM does not have any plans, programs, or agreements under which payments to any of the named executive officers are triggered by a change of control of IBM, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.
The only payments or benefits that would be provided by IBM to a named executive officer following a termination of employment would be provided under the terms of IBM’s existing compensation and benefit programs (as described below).
The 2023 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer assuming termination on the last business day of the fiscal year end.
As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or may be subject to forfeiture and clawback if the named executive officer engages in certain activity that is detrimental to IBM. In addition, performance pay paid to executive officers, including each named executive officer, are subject to repayment under IBM’s recovery policy.
This 2023 Potential Payments Upon Termination Narrative and the 2023 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under (i) the Qualified Plan; (ii) the Nonqualified Plan; (iii) the IBM 401(k) Plus Plan; (iv) the IBM Individual Separation Allowance Plan; or (v) with respect to retiree medical or life insurance benefits, following termination of employment on the last business day of the fiscal year end because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers.
The 2023 Potential Payments Upon Termination Table does not contain a total column because the Retention Plan payment is paid as an annuity, not a lump sum. Therefore, a total column would not provide any meaningful disclosure.
Annual Incentive Program (AIP)
•
The AIP may provide a lump sum, cash payment in April of the year following resignation, retirement or involuntary termination without cause. An AIP payment may not be paid if an executive engages in activity that is detrimental to IBM.

•
This payment is not triggered by termination; the existence and amount of any AIP payment is determined under the terms of the AIP applicable to all eligible executives, who are employed through December 31 of the previous year.

•
AIP payments to executive officers are subject to clawback.

•
For purposes of the 2023 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in April 2024.
IBM Long-Term Performance Plans (LTPP)
•
The named executive officers have certain outstanding equity grants under the LTPP including:

—
Stock Options;

—
Restricted Stock Units (RSUs);

—
Retention Restricted Stock Units (RRSUs); and/or

—
Performance Share Units (PSUs) or retention Performance Share Units (RPSUs).

•
The LTPP and/or the named executive officers’ equity award agreements contain the following terms:

—
Generally, unvested Stock Options, RSUs, RRSUs, PSUs and RPSUs are cancelled upon termination; and

—
Vested Stock Options may be exercised only for 90 days following termination.

•
Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he or she resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service, the following terms apply:

—
Vested Stock Options continue to be exercisable for the remainder of their ten-year term; and

—
IBM prorates a portion of unvested PSU awards to continue to vest under their original vesting schedules.

•
If an executive dies, outstanding Stock Options, RSU awards and RRSU awards would vest immediately, and outstanding PSU and RPSU awards would remain outstanding and continue to vest under their original vesting schedules.

•
If an executive becomes disabled, outstanding Stock Options, RSUs and RRSUs would continue to vest under their original vesting schedules, and outstanding PSUs would remain outstanding and continue to vest under their original vesting schedules.

•
In cases other than death or disability, certain executives may be eligible for continued vesting of these awards after separation.

—
To ensure that the interests of the members of the Performance Team are aligned with IBM’s long-term interests as these leaders approach retirement, these executives, including the named executive officers, may be eligible to receive payouts of their full unvested PSU and RSU awards upon termination, and effective for Stock Options granted after 2021, unvested Stock Options may continue to vest upon termination, if the following criteria are met:

•
The executive is on the Performance Team at the time of departure;

•
For RSU awards and Stock Options, at least one year has passed since the award grant date; and for PSU awards, at least one year has passed in the performance period;

622024 Notice of Annual Meeting & Proxy Statement   |   2023 Potential Payments Upon Termination Narrative

•
The executive has reached age 55 with 15 years of service at the time of departure; and

•
The payout has been approved by appropriate senior management, the Compensation Committee, or the Board, in their discretion.

—
The Chairman and CEO is also eligible for the payouts described upon termination, but instead must reach age 60 with 15 years of service, and the payout must be approved by the Board, in its discretion.

—
Payouts of PSU awards after termination as described above will be made in February after the end of the three-year performance period based on the final program score. Payouts of RSU awards after termination, as described above, will be made in accordance with the original vesting schedule. Unvested Stock Options will continue to vest and vested Stock Options (including those that vest after termination of employment) will be exercisable for the remainder of the original contractual term of the Stock Option.

•
The 2023 Potential Payments Upon Termination Table assumes the following:

—
Amounts shown include the payout of the 2021 PSU awards calculated using the actual performance achieved for the 2021-2023 performance period and the 2023 fiscal year-end closing price of $163.55 or IBM common stock; and

—
Outstanding 2022 and 2023 PSU awards were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

—
Amounts shown include the value of 2020, 2021 and 2022 RSU awards and 2022 Stock Options, if the required retirement criteria is met, at the fiscal year-end closing price of $163.55 for IBM common stock because the one-year service requirement from grant has been completed; and

—
Outstanding 2023 RSU awards and Stock Options are not included because the required service of at least one year since the award date of grant has not been completed.

•
LTPP awards for executive officers are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to IBM prior to or within 12 months following release, exercise, or payment (or within 36 months for RRSU awards). LTPP awards for executive officers also contain a covenant that the recipient will not solicit IBM clients for a period of one year or employees for a period of two years following termination of employment. In addition, PSU payouts to executive officers are subject to clawback as described in Section 4 of the 2023 Compensation Discussion and Analysis.

IBM Supplemental Executive Retention Plan (Retention Plan)
•
Payments under the Retention Plan are triggered by resignation, retirement, or involuntary termination without cause after attainment of eligibility criteria.

•
Eligibility criteria are described in the 2023 Retention Plan Narrative.

•
Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•
At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•
The 2023 Potential Payments Upon Termination Table reflects the annual amount payable as a single life annuity.

•
This table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

—
The payment would be delayed six months following termination; and

—
Amounts not paid during the delay would be paid (with interest) in July 2024.

•
Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to IBM at any time prior to or following commencement of Retention Plan payments.

IBM Excess 401(k) Plus Plan
•
As described in the 2023 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ Excess 401(k) Plus Plan accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement, or involuntary termination.

•
With respect to IBM matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to IBM, the Excess 401(k) Plus Plan allows the clawback of such IBM contributions made during the 12-month period prior to the detrimental activity through the date of termination.

•
The 2023 Potential Payments Upon Termination Table indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect, if any, or the plan’s default distribution provision.

•
Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year end, without assumptions for the following between such date and the distribution date(s):

—
Investment gains and losses on the Basic Account (including dividend equivalent reinvestment for the IBM Stock Fund); and

—
Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•
The tables do not reflect:

—
That payment of amounts deferred after December 31, 2004 (and the associated earnings) are subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code; or

—
Any other restriction on such payments imposed by the requirements of Section 409A of the Internal Revenue Code.

2024 Notice of Annual Meeting & Proxy Statement   |   2023 Potential Payments Upon Termination Narrative 63

2023 Potential Payments Upon Termination Table
				LTPP						Nonqualified Deferred Compensation Excess 401(k)(6)
		Annual Incentive		Stock		Stock		Retention		Basic	Deferred IBM
	Termination	Program	(2)	Options	(3)	Awards	(4)	Plan	(5)	Account	Shares
Name	Scenario	($)		($)		($)		($)		($)	($)
A. Krishna	Termination(1)	$3,510,000		$5,642,724		$30,709,784		N/A		$7,928,063(7)	$0
	For Cause	0		0		0		N/A		7,556,063 (7)	0
J.J. Kavanaugh	Termination(1)	1,730,430		3,693,418		9,546,250		$10,503		7,473,182 (8)	24,369(8)
	For Cause	0		0		0		0		7,379,226 (8)	24,369(8)
R.D. Thomas	Termination(1)	1,552,500		718,141		3,512,563		N/A		1,250,762(9)	0
	For Cause	0		0		0		N/A		1,127,569 (9)	0
G. Cohn	Termination(1)	1,848,600		743,790		2,608,950		N/A		308,578(10)	0
	For Cause	0		0		0		N/A		148,210 (10)	0
M.H. Browdy	Termination(1)	1,516,800		2,051,903		5,455,701		N/A		2,500,562(11)	0
	For Cause	0		0		0		N/A		2,376,228 (11)	0

(1)
Termination generally includes the following separation scenarios: resignation, retirement, and involuntary termination without cause (in all cases, assuming the executive is not entering into competitive or other activity detrimental to IBM).

(2)
Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in April 2024.

(3)
While unvested 2022 Stock Options are included if required requirement criteria are met and assuming exercise at $163.55, unvested 2023 Stock Options are not included because the required service of at least one year since the award date of grant had not been completed.

(4)
Assumes IBM released each named executive officer’s PSU award, granted in 2021 according to its policy, for the three-year performance period ending December 31, 2023. PSU awards are adjusted for performance and released in shares of IBM common stock (with any fractional shares rounded to the nearest whole share) in February in the year following the end of the performance period. While outstanding 2020, 2021 and 2022 RSU awards are included if required retirement criteria is met, 2023 RSU awards are not included because the required service of at least one year since the award date of grant had not been completed.

(5)
Reflects the Retention Plan benefit payable for eligible named executive officers as an immediate annual single life annuity. See the IBM Supplemental Executive Retention Plan section above for more details.

(6)
Estimated payments to each named executive officer were calculated using the aggregate account balance as of the last business day of the fiscal year end, and are based on their distribution elections under the plan. See the IBM Excess 401(k) Plus Plan section above for more details.

(7)
The amount deferred prior to January 1, 2005 is payable in a lump sum in February 2024. The amount deferred on or after January 1, 2005 is payable in a lump sum immediately following separation. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2023 Nonqualified Deferred Compensation Table.

(8)
Sum of the approximate annual amount of Basic Account deferred prior to January 1, 2005 payable for 2 years starting in February 2024 ($516,466) and the amount of the Basic Account deferred on or after January 1, 2005 payable in a lump sum in February 2024 ($6,956,716). Deferred shares are paid as shares of IBM common stock. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2023 Nonqualified Deferred Compensation Table.

(9)
Payable in an immediate lump sum following separation. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2023 Nonqualified Deferred Compensation Table.

(10)
Payable in 10 annual installments starting in February 2024. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2023 Nonqualified Deferred Compensation Table.

(11)
Payable in an immediate lump sum following separation. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2023 Nonqualified Deferred Compensation Table.

Pay Ratio
The ratio of the CEO’s annual total compensation to that of the median employee’s annual total compensation is 312:1. This ratio is based on annual total compensation of $20,398,426 for the CEO (as reported in the Summary Compensation Table) and $65,463 for the median employee. The base salary for the median employee was $45,197. The median employee used for the pay ratio disclosure was determined as of October 1, 2021 using annual base pay for IBM employees on that date; all foreign currencies were converted to U.S. dollars.
642024 Notice of Annual Meeting & Proxy Statement   |   2023 Potential Payments Upon Termination Narrative

Pay Versus Performance
Year (a)	Summary Compensation Total for the Principal Executive Officer (“PEO”)		Compensation Actually Paid to the PEO		Summary Compensation Total for the Principal Executive Officer (“PEO”)		Compensation Actually Paid to the PEO		Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“Non-PEO NEOs”)		Average Compensation Actually Paid to Non-PEO NEOs		Value of Initial Fixed $100 Investment Based on:
													Total Shareholder Return	Peer Group Total Shareholder Return		Net Income (in $M)		Revenue (in $M)
	(b)	(1)	(c)	(1)(7)	(b)	(2)	(c)	(2) (7)	(d)	(3)	(e)	(3) (7)	(f)	(g)	(4)	(h)	(5)	(i)	(6)
2023	$20,398,426		$32,769,352		N/A		N/A		$9,916,713		$14,444,039		$156	$167		$7,502		$61,860
2022	16,580,075		23,935,007		N/A		N/A		8,318,193		10,496,901		128	115		1,639		60,530
2021	17,550,959		23,798,901		N/A		N/A		8,706,301		9,116,435		115	179		5,743		57,350
2020	17,009,682		13,997,217		$21,062,593		$15,778,831		12,913,982		10,795,062		99	132		5,590		55,179

(1)
Mr. Krishna was the PEO for all four years in the table. For 2023, amounts deducted from the PEO’s Summary Compensation Table (“SCT”) total to calculate Compensation Actually Paid (“CAP”) to the PEO include ($14,823,369) for the date of grant fair value of stock awards and stock options, as well as ($23,183) for Change in Pension Value in 2023. Amounts added to (or subtracted from) the PEO’s SCT total for 2023 also include: $19,555,003 for the fair value of stock awards and stock options that were granted in 2023 and which remained outstanding at the end of 2023; $2,859,266 for the change in fair value of stock awards and stock options that were granted in prior years and which remained outstanding at the end of 2023; and $4,803,209 for the change in fair value of stock awards and stock options that were granted in prior years and vested in 2023.

(2)
Ms. Rometty was the PEO from April 5, 2020 (when she became Executive Chairman) through her retirement from IBM on December 31, 2020.

(3)
The Non-PEO NEOs were, for 2023, Mr. Kavanaugh, Mr. Thomas, Mr. Cohn, and Ms. Browdy; for 2021 and 2022, Mr. Kavanaugh, Mr. Cohn, Mr. Rosamilia and Ms. Browdy; and for 2020, Mr. Kavanaugh, Ms. Browdy, Mr. James Whitehurst, and Dr. John Kelly. Amounts subtracted from the average SCT totals for the Non-PEO NEOs (“Average Non-PEO SCT”) to calculate Average CAP to the Non-PEO NEOs (“Average Non-PEO CAP”) for 2023 include ($7,003,082) for the average value at the date of grant of stock awards and stock options granted in 2023 as well as ($4,609) for the average Change in Pension and Retention Plan Values in 2023. Amounts added to (or subtracted from) the Average Non-PEO SCT to calculate Average Non-PEO CAP for 2023 also include: $8,878,110 for the average fair value of stock awards and stock options that were granted in 2023 and which remained outstanding at the end of 2023; $1,670,606 for the average change in fair value of stock awards that were granted in prior years and which remained outstanding at the end of 2023; and $625,723 for the average change in fair value of stock awards that were granted in prior years and vested during 2023.

(4)
Peer Group Total Shareholder return is calculated based on IBM’s Proxy Peer Group that was disclosed in the Compensation, Discussion & Analysis section of IBM’s Proxy Statement for each respective year shown in the table, weighted based on the Peer Group’s Market Capitalization as of December 31, 2019. Due to Broadcom’s acquisition of VMware in November 2023, Total Shareholder Return for VMware is as of November 2023. As disclosed in IBM’s 2022 Proxy Statement, the Company updated its Peer Group in 2022 to increase the weighting of peers in the technology industry, reflect IBM’s increased orientation as a hybrid cloud and AI company, and align the 2022 Peer Group with the size and scope of IBM following the separation of Kyndryl on November 3, 2021. If IBM used the 2021 Peer Group in 2022, the cumulative Total Shareholder Return from 12/31/2019 to 12/31/2022 would have been $129 (compared to $115 for the 2022 Peer Group) and if the 2021 Peer Group was used in 2023, the cumulative Total Shareholder Return from 12/31/2019 to 12/31/2023 would have been $182 (compared to $167 for the 2023 Peer Group).

(5)
Net Income in 2021 and 2020 includes the Managed Infrastructure business, which separated from IBM on November 3, 2021 as Kyndryl. Net Income from Continuing Operations, which would have excluded the Managed Infrastructure business, would have been $4,712 million and $3,932 million for 2021 and 2020, respectively. Net Income in 2022 included a one-time, non-cash pension settlement charge of approximately $4.4 billion, net of tax.

(6)
Revenue metric reflects Revenue from Continuing Operations to provide for consistent comparison before and after the separation of the Managed Infrastructure business as Kyndryl on November 3, 2021.

(7)
The fair value of stock awards and stock options included in CAP to the PEO and Average Non-PEO CAP are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described in IBM’s Annual Report. Any changes to stock award fair values from the grant date (for current year grants) and from prior year-end (for prior year grants) are based on IBM’s stock price at the respective measurement dates (less the present value of foregone dividends), and the performance metric scoring projections (if applicable) at the respective measurement dates. Changes to stock option fair values are based on IBM’s stock price at the respective measurement dates, in addition to an updated expected option term, volatility of the company’s stock over the updated expected option term, expected dividend yield, and risk-free rate assumptions. For each of 2022 and 2023, the year-end stock option fair value increased meaningfully from the fair value on the grant date, primarily driven by an increase in IBM’s stock price, and, for 2022, an increase in the risk-free interest rate to approximately 4% at year-end from approximately 2% on the grant date.

2024 Notice of Annual Meeting & Proxy Statement   |   Pay Versus Performance 65

Relationship between Compensation Actually Paid disclosed in the Pay Versus Performance table, and other table elements
Both CAP to Mr. Krishna and cumulative total shareholder return increased over the prior year in each of 2023, 2022 and 2021. As there were no changes to Mr. Krishna’s base salary, target annual incentive, or target equity grant planned value since Mr. Krishna became CEO in April 2020 through 2022, the increase in PEO CAP was largely the result of the increase in IBM’s stock price over that same time period. In addition to IBM’s stock price increase from 2022 to 2023, the PEO CAP increase in 2023 also resulted from the increase in Mr. Krishna’s 2023 target equity grant, which was in line with the median of the 2023 benchmark group. The average Non-PEO NEO CAP increase in each of 2022 and 2023 is also largely the result of IBM’s increased stock price in each of those years. The average non-PEO CAP decreased in 2021, primarily because of the change in Non-PEO NEOs compared to 2020.
The increase in IBM’s stock price that largely contributed to the increased PEO CAP also drove the increase in IBM’s Total Shareholder Return (“TSR”) in 2023, 2022 and 2021. While the TSR increased over the four-year period, the average non-PEO NEO CAP decreased in 2021 for the reasons noted above.
IBM’s Revenue from Continuing Operations increased in 2023, 2022 and 2021 and was directionally aligned with PEO CAP for the reported period. Net Income also increased in 2023 and 2021, directionally in line with the PEO CAP. Net Income in 2022, which included a one-time non-cash pension settlement charge of $4.4 billion (net of tax), decreased in 2022. Without this charge, 2022 Net Income would have increased from 2021 to 2022 as well.
Tabular List of IBM’s most important metrics that link Compensation Actually Paid to the PEO and other NEOs
We consider the list below to be IBM’s most important metrics that link CAP to our Named Executive Officers to IBM’s performance, as they are the key metrics that determine the payout of IBM’s Annual Incentive Program and Performance Stock Units.
Revenue
Operating Cash Flow
Operating EPS
Free Cash Flow
662024 Notice of Annual Meeting & Proxy Statement   |   Pay Versus Performance

Report of the Audit Committee of the Board of Directors
The Audit Committee hereby reports as follows:
1.
Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2.
The Audit Committee has discussed with IBM’s internal auditors and IBM’s independent registered public accounting firm the overall scope of, and plans for, their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss IBM’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB).

3.
The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

4.
The Audit Committee has an established charter outlining the practices it follows. The charter is available on IBM’s website at http://www.ibm.com/investor/att/pdf/auditcomcharter.pdf.

5.
IBM’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, IBM’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type, and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, pursuant to authority delegated by the Audit Committee, the Audit Committee chair may approve engagements that are outside the scope of the services and fees approved by the Audit Committee, which are later presented to the Committee. For each category of proposed service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6.
Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM, and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the Securities and Exchange Commission.

P.R. Voser (chair)
D.N. Farr
M.J. Howard
F.W. McNabb III

Audit and Non-Audit Fees
Set forth below are the fees for services provided to IBM by its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.
(Dollars in millions)	2023	2022
Audit Fees	$49.9	$48.9
Audit Related Fees	22.5	21.3
Tax Fees	0.9	0.8
All Other Fees	0.8	0.6
Total	$74.1	$71.6
Description of Services
Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of IBM’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.
Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of IBM’s financial statements, including the support of business acquisition and divestiture activities, independent assessments for service organization control reports, and audit and review of IBM’s retirement and other benefit-related programs. For 2023 and 2022, these services included approximately $16 million, respectively, for independent assessments for service organization control reports.
Tax Fees: comprise fees for tax compliance, tax planning and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters; assistance with sales tax, value-added tax and equivalent tax-related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.
All Other Fees: comprise fees primarily in connection with technical accounting and other software licenses, training services, certain benchmarking work, and other permissible advisory services, including general information services.

2024 Notice of Annual Meeting & Proxy Statement   |   Report of the Audit Committee of the Board of Directors 67

2. Ratification of Appointment of Independent Registered Public Accounting Firm
IBM’s Audit Committee is directly responsible for the appointment, compensation (including advance approval of audit and non-audit fees), retention and oversight of the independent registered public accounting firm that audits IBM’s consolidated financial statements and its internal controls over financial reporting. In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2024. With the endorsement of the Board of Directors, the Audit Committee believes that this selection is in the best interests of IBM and its stockholders and, therefore, recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2023.
Independent Auditor Engagement
The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage a different independent auditor. Prior to the selection of the independent auditor, the Committee considers many factors, including:
•
PwC’s capability and expertise in addressing and advising on the breadth and complexity of IBM’s global operations;

•
PwC’s independence and tenure as IBM’s auditor;

•
PwC’s strong performance on the IBM audit, including the extent and quality of PwC’s communications with the Audit Committee and the results of an internal, worldwide survey of PwC’s service and quality;

•
Analysis of known litigation or regulatory proceedings involving PwC;

•
Public Company Accounting Oversight Board (PCAOB) reports;

•
Appropriateness of PwC’s fees for audit and non-audit services; and

•
PwC’s reputation for integrity and competence in the fields of accounting and auditing.

Auditor Independence Controls
The Audit Committee and IBM management have robust policies and procedures in place to monitor and verify PwC’s independence from IBM on a continual basis. These policies and procedures include:
•
Private meetings between the Audit Committee and PwC throughout the year;

•
Annual evaluation by the Audit Committee;

•
Pre-approval by the Audit Committee of non-audit services;

•
Lead engagement partner rotation at least every 5 years; the Audit Committee selects a new lead audit engagement partner after a rigorous process, including candidate interviews;

•
Concurring audit partner rotation at least every 5 years;

•
Auxiliary engagement partner rotation at least every 7 years;

•
Hiring restrictions for PwC employees at IBM; and

•
Internal quality reviews by, or of, PwC, including the performance of procedures to monitor and assess PwC’s independence from its audit clients, as well as the results of peer reviews by other public accounting firms and PCAOB inspections.

Accountability to Stockholders
•
PwC’s representative will be present at the annual meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

Benefits of Long-Tenured Auditor
PwC has been the independent auditor of IBM since 1958. From 1923 until 1958, the independent auditors of IBM were firms that were ultimately acquired by PwC. The Audit Committee believes that having a long-tenured auditor is in the best interests of IBM and its stockholders in consideration of the following:
•
Institutional knowledge and deep expertise necessary for a large, multinational company with IBM’s breadth of global operations and business;

•
Higher audit quality developed through experience with more than 250 annual statutory audits in almost 100 countries; and

•
No onboarding or educating a new auditor, which would require a significant time commitment and expense, and distract from management’s focus on operational execution, financial reporting and internal controls.

THE IBM BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THIS PROPOSAL.
682024 Notice of Annual Meeting & Proxy Statement   |   Ratification of Appointment of Independent Registered Public Accounting Firm

3. Advisory Vote on Executive Compensation
(Say on Pay)

IBM is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.
IBM delivered $61.9 billion in revenue and $13.9 billion cash from operations. Revenue increased for the third consecutive year, growing 3% at constant currency(1). The Company’s portfolio mix reinforces our high value business model, with approximately 75% of revenue coming from our higher growth businesses of Software and Consulting. Overall, about 50% of IBM’s revenue is recurring, with 67% of that recurring revenue coming from Software. The Company also returned $6 billion to stockholders through dividends, and ended the year with $13.5 billion in cash and marketable securities (up over $4.6 billion year-to-year).
These results reflect the significant actions we have taken to strategically position IBM for high-value, sustainable growth.
In 2023, we once again engaged in a robust program to gather investor feedback. IBM’s Chairman and CEO, and independent Lead Director, participated in this engagement along with members of IBM’s senior management. IBM once again offered to engage with investors representing more than 57% of the shares that voted on Say on Pay at its 2023 Annual Meeting. Through our discussions with investors and our formal Say on Pay vote results, investors reaffirmed their support for the Company’s compensation policies and programs, which focus on long-term financial performance that drives stockholder value.
In the context of investor feedback, pay decisions continued to be made based on our financial performance relative to our goals, while taking into consideration the significant reshaping of IBM’s portfolio as a hybrid cloud and AI company.
IBM’s named executive officers are identified in the 2023 Summary Compensation Table, and pages 32-66 describe the compensation of these officers. In 2024, approximately 78% of target pay for the Chairman and CEO, and 75% of target pay for the other named executive officers, is at risk and subject to rigorous performance targets and stock price growth. The rigor of these targets is evident in the payouts.
For 2023 performance, the Board approved an annual incentive payment of $3.51 million for Mr. Krishna, which was 117% of target and in line with the Company annual incentive score. In making this award, the Committee also considered Mr. Krishna’s overall performance against his objectives, which included strong free cash flow generation, sustainable revenue generation (at constant currency), and the continued optimization of the Company’s portfolio, with an increased mix of higher growth software and consulting revenue. In addition, the Committee considered Mr. Krishna’s personal leadership in AI and quantum computing, driving IBM’s high performance culture, as well as continued best in class employee engagement.
For the reasons expressed above and discussed in the Compensation Discussion and Analysis, the Executive Compensation and Management Resources Committee and the IBM Board of Directors believe that our compensation policies and programs are aligned with the interests of our stockholders and designed to reward for performance.
We are therefore requesting your nonbinding vote on the following resolution:
“Resolved, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the narrative discussion, is approved.”

(1)
Non-GAAP financial metric. See Appendix A for information on how we calculate this performance metric.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.
2024 Notice of Annual Meeting & Proxy Statement   |   Advisory Vote on Executive Compensation (Say on Pay)69

Stockholder Proposals
Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.
Your Board of Directors opposes the following five proposals for the reasons stated after each proposal.
4. Stockholder Proposal Requesting a Public Report on Lobbying Activities
Management has been advised that John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the owner of at least 25 shares of IBM stock, intends to submit the following proposal at the meeting, which is co-sponsored by Reynders McVeigh Capital Management:
Proposal 4 — Transparency in Lobbying
Whereas, full disclosure of IBM’s lobbying activities and expenditures is needed to assess whether IBM’s lobbying is consistent with IBM’s expressed goals and stockholder interests.
Resolved, IBM stockholders request the preparation of a report, updated annually, disclosing:
1.
Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.
Payments by IBM used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.
Description of management’s decision-making process and the Board’s oversight for making payments described above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which IBM is a member.
Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.
The report shall be presented to the Audit Committee and posted on IBM’s website.
Supporting Statement
IBM spent $67 million from 2010-2022 on federal lobbying. This does not include state lobbying, where IBM lobbied in at least 27 states in 2022 and spent over $935,000 on lobbying in California from 2010-2022. IBM also lobbies abroad, spending between €1,750,000-1,999,999 on lobbying in Europe for 2021.
IBM deserves credit for refraining from making political contributions. But companies can give unlimited amounts to third party groups that spend millions on lobbying and undisclosed grassroots activity. These groups may be spending “at least double what’s publicly reported.”1 Unlike many of its peers, IBM fails to disclose its payments to trade associations and social welfare organizations, or the amounts used for lobbying, to stockholders. IBM belongs to the Business Roundtable and US Chamber Commerce, which together have spent over $2.2 billion on federal lobbying since 1998.
IBM’s lack of disclosure presents reputational risk when its lobbying contradicts company public positions. For example, IBM believes in addressing climate change, yet the Business Roundtable lobbied against the Inflation Reduction Act2 and the Chamber reportedly has been a “central actor” in dissuading climate legislation over a two-decade period.3 IBM has attracted scrutiny for avoiding federal income taxes,4 as the Business Roundtable has lobbied against a new minimum corporate tax.5 And while IBM does not belong to the controversial American Legislative Exchange Council, which is attacking “woke” investing,6 it is represented by its trade association, with the Chamber sitting on its Private Enterprise Advisory Council. Reputational damage stemming from these misalignments could harm stockholder value.
Last year, this proposal exceeded 48% support at IBM. Thus, I urge IBM to expand its lobbying disclosure.
1
https://theintercept.com/2019/08/06/business-group-spending-on-lobbying-in-washington-is-at-least-double-whats-publicly-reported/.

2
https://www.theguardian.com/environment/2022/aug/19/top-us-business-lobby-group-climate-action-business-roundtable.

3
https://www.washingtonpost.com/politics/2023/08/02/climate-group-pushes-big-tech-exit-nations-largest-business-lobby/.

4
https://www.axios.com/2019/12/16/fortune-500-companies-corporate-income-tax.

5
https://www.washingtonpost.com/business/2023/08/14/biden-corporate-tax/.

6
https://www.wbur.org/hereandnow/2023/03/22/esg-investing-fossil-fuels.

702024 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

This proposal does not properly consider IBM’s well-known disclosures, policies and practices in this area, or the consistent independent third-party recognition of IBM as a leader in lobbying and political spending disclosure. Last year, IBM stockholders rejected an identical proposal. Accordingly, the Board recommends against this Proposal since it is unnecessary and therefore not in the best interests of the Company and its stockholders.

Independent Third Parties Consistently Recognize IBM as a Leader in Lobbying and Political Spending Disclosure

IBM consistently receives high ratings from independent analysts of corporate practices on lobbying and political spending, including the Center for Political Accountability and Transparency International UK. In fact, the Center for Political Accountability’s 2023 Report on Corporate Political Disclosure and Accountability gave IBM a score of 98.6 out of 100, naming IBM as one of only 20 companies that fully prohibit the use of corporate assets to influence elections and as one of only 38 companies that prohibit both trade associations and non-profits from using Company contributions for election-related purposes.

IBM Already Provides the Disclosure Requested by This Proposal

This proposal requests disclosure of IBM’s policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications. It also requests disclosure of IBM’s lobbying activities and expenditures, including payments made by IBM for lobbying activities. IBM already provides the disclosure requested on the Company’s public policy website (https://www.ibm.com/policy/philosophy-and-governance-new/).

Based on stockholder feedback, IBM has further enhanced its disclosure by identifying those trade organizations that are directly engaged in U.S. lobbying through annual payments of $50,000 or higher. Moreover, on IBM’s public policy website the Company provides direct links to where it regularly files periodic reports with the Secretary of the U.S. Senate and the Clerk of the U.S. House of Representatives detailing its U.S. federal lobbying activities and expenditures (including expenditures for “indirect lobbying” via trade associations, as required by law), as well as with the European Union Transparency Register detailing its lobbying activities and expenditures with European Union institutions. In addition to this, IBM files reports with state and municipal governments, where required.

Finally, this proposal requests a description of management’s decision-making process and the Board’s oversight of lobbying activities and expenditures. The Company provides this information on IBM’s public policy website. IBM has established clear oversight over such activities and expenditures through numerous written corporate policies, instructions, and guidelines, all of which are available on IBM’s public policy website.

To be clear, IBM’s public policy advocacy spans a range of issues relevant to our business, clients, stockholders, employees, communities and other stakeholders. We engage leaders worldwide to promote ideas that can help spur growth and innovation with new technologies, or address societal changes, such as building a skilled and diverse workforce. IBM has always been committed to meaningful management, oversight, and accurate reporting with respect to our public policy engagement, including with respect to trade associations, and we consistently seek to provide our stockholders with relevant data regarding our public policy engagement.

IBM Does Not Make Political Contributions of Any Kind

We have a long-standing policy not to make contributions of any kind (money, employee time, goods or services), directly or indirectly, to political parties or candidates, including through intermediary organizations, such as political action committees, campaign funds, or trade or industry associations.

IBM’s Lobbying Activities Support Growth and Innovation in the Digital Economy and Comply with All Applicable Laws

All IBM lobbying activities, including by third parties on behalf of IBM, require the prior approval of the IBM Office of Government and Regulatory Affairs — a globally integrated function providing public policy and government relations expertise in support of IBM’s business operations worldwide — and must comply with applicable law and IBM’s Business Conduct Guidelines. IBM also complies fully with U.S. state and local lobbying disclosure laws, which vary by jurisdiction, but which do, in most cases, require lobbyists to register and disclose their lobbying activities.

IBM Prohibits Trade Associations from Using IBM Funds to Engage in Political Expenditures

IBM joins trade and industry associations that add value to IBM, its stockholders and employees. Although IBM works to make our voice heard, there may be occasions where our views on an issue differ from those of a particular association. On these occasions, IBM regularly shares its dissenting views within its trade associations and, when helpful to the policy debate, in public fora. We perform comprehensive due diligence on all of our trade associations to confirm they are reputable and have no history of malfeasance. Company policy prohibits them from using any IBM funds to engage in political expenditures, and we implement robust procedures to ensure they comply.

2024 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 71

The Board and Management Exercise Strong Oversight of Public Policy Efforts

As part of the Board’s oversight function, the Company’s management periodically reports to its Board about IBM’s policies and practices in connection with governmental relations, public policy and related expenditures. IBM’s senior management, under the leadership of IBM Government and Regulatory Affairs, closely monitors and coordinates all public policy advocacy efforts, as well as lobbying activities.

Conclusion
For the reasons described above, the Board believes the adoption of this proposal is unnecessary and therefore not in the best interests of the Company and its stockholders.
THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
5. Stockholder Proposal Requesting a Public Report on Congruency in China Business Operations and ESG Activities
Management has been advised that National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, DC 20036, the owner of at least 13 shares of IBM stock, intends to submit the following proposal at the meeting:
Congruency Proposal
Resolved: Shareholders request that the Board of Directors commission and publish a third-party review within the next year (at reasonable cost, omitting proprietary information) of whether the Company’s activities and expenditures related to doing business in China align with its ESG commitments, including its Human Rights Statement of Principles. The Board of Directors should report on how it addresses the risks presented by any misaligned activities and expenditures and the Company’s plans, if any, to mitigate these risks, such as detailing its plans to shift these activities and expenditures to less repressive and hostile regimes.
Supporting Statement: IBM’s 2022 ESG report touts its environmental and ethical impacts.1 It advertises the Company’s goals of reducing pollution and reaching net-zero greenhouse gas emissions by 2030, as well as policies and practices that it says prioritize qualities such as ethics and accountability.2 The ESG report also highlights the Company’s commitment to human rights and its Human Rights Statement of Principles.3
But nothing about doing business in China, which is controlled by the dictatorial and oppressive Chinese Communist Party (CCP), does anything to further these ideals.
China is the world’s largest emitter of greenhouse gases, emitting more greenhouse gases than the entire U.S. and the developed world combined.4 Exceeding more than 27 percent of the world’s total global emissions, China’s emissions have more than tripled over the last three decades.5
Furthermore, China has an abhorrent human rights record. Its abuses against the Uyghurs and other ethnic minorities in Xinjiang has sparked outrage, as evidence of forced labor programs, forced sterilizations, and torture at the hands of the CCP are undeniable.6 A report by the Office of the United Nations High Commissioner for Human Rights into Xinjiang concluded that “serious human rights violations” against the Uyghur and “other predominantly Muslim communities” have been committed by the country.7
U.S. Customs and Border Protection, the agency responsible for enforcing the U.S.’s Uyghur Forced Labor Prevention Act (UFLPA), has detained nearly $2 billion in goods under the UFLPA since June 2022.8 The largest amount of goods seized under the UFLPA comes from the electronics industry, with 2,529 shipments detained. Nearly half of all shipments detained (44 percent) have been denied.9
IBM nonetheless conducts significant business in China. According to reports, IBM facilitates the Chinese regime’s mass surveillance program.10 It also conducts business in China despite China leading the world in greenhouse gas emissions and committing genocide against ethnic minorities — actions counter to everything that IBM’s ESG report says the company stands for. Therefore, it is critical that the Board commission and publish a third-party review that includes experts who are fully aware of the dangers that China poses to the U.S. and its allies around the world, including its military-civil fusion strategy11 and environmental and human rights abuses, to ensure that IBM’s actions as a company live up to its words.
1
https://www.ibm.com/impact/files/reports-policies/2022/IBM_2022_ESG_Report_and_Addendum.pdf

2
Id.

3
https://www.ibm.com/ibm/responsibility/ibm_humanrightsprinciples.html

4
https://www.cnbc.com/2021/11/01/india-targets-2070-for-net-zero-emissions-china-makes-no-new-commitments.html; https://www.cnbc.com/2021/05/06/chinas-greenhouse-gas-emissions-exceed-us-developed-world-report.html; https://rhg.com/research/chinas-emissions-surpass-developed-countries/

5
https://rhg.com/research/chinas-emissions-surpass-developed-countries/

6
https://www.state.gov/forced-labor-in-chinas-xinjiang-region/; https://www.bbc.com/news/world-asia-china-59595952; https://www.state.gov/wp-content/uploads/2022/07/Forced-Labor-The-Hidden-Cost-of-Chinas-Belt-and-Road-Initiative.pdf

7
https://www.ohchr.org/sites/default/files/documents/countries/2022-08-31/22-08-31-final-assesment.pdf

8
https://www.cbp.gov/newsroom/stats/trade/uyghur-forced-labor-prevention-act-statistics

9
https://www.cbp.gov/newsroom/stats/trade/uyghur-forced-labor-prevention-act-statistics

10
https://www.top10vpn.com/research/huawei-china-surveillance-state/; https://theintercept.com/2019/07/11/china-surveillance-google-ibm-semptian/

11
https://www.state.gov/wp-content/uploads/2020/05/What-is-MCF-One-Pager.pdf

722024 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

This Board believes adoption of this proposal is unnecessary and would not provide additional useful information to the Company’s stockholders. This proposal was overwhelmingly rejected by IBM stockholders in 2023 with more than 90% of stockholders voting AGAINST.

IBM adheres to the law across all of the countries where we do business, including government controls on the export and use of certain technologies. Further, IBM complies with all laws related to human rights and forced labor, including the US Uyghur Forced Labor Prevention Act and similar rules proposed by the European Commission.

Globally, IBM practices the highest level of social, environmental and ethical responsibility in our global supply chains and we expect the same level of due diligence from our suppliers. The company was a founding member of the Responsible Business Alliance (RBA), a nonprofit industry group that helps its members continuously develop and execute the highest level of ethical standards in global supply chains.

IBM requires our first-tier suppliers of hardware, software, and services to adhere to the RBA Code of Conduct, which contains provisions on labor, health and safety, environmental requirements, ethics, and management systems. We apply the same requirement across IBM’s own operations. And our suppliers must establish goals, disclose results, cascade IBM’s requirements to their next-tier suppliers, and more.

In addition to the above, IBM has robust processes in place to ensure that our technology is not used in ways that would conflict with our values, our commitment to uphold basic human rights and freedoms, and our long-standing focus on responsible stewardship of powerful innovations. These robust processes are underpinned by our longstanding values relating to ethics and responsible business practices as well as our Principles for Trust and Transparency and include:
•
Annual employee certification to the IBM Business Conduct Guidelines;

•
IBM’s AI Ethics Board, which supports a centralized governance, review, and decision-making process for IBM ethics policies, practices, communications, research, products and services; and

•
Technology ethics training programs provided to IBM business partners.

In conclusion, we see no conflict between IBM’s business activities in China, which accounts for only a small fraction of IBM’s total global revenue, and our commitments to corporate responsibility.
Conclusion
For the reasons described above, the Board believes the adoption of this proposal is unnecessary and not in the best interests of the Company and its stockholders.
THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
6. Stockholder Proposal Requesting a Right to Act by Written Consent
Management has been advised that Kenneth Steiner, 14 Stoner Ave., Great Neck, NY 11021, the owner of at least 100 shares of IBM stock, intends to submit the following proposal at the meeting:
Proposal 6 — Shareholder Right to Act by Written Consent
Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This includes shareholder ability to initiate any appropriate topic for written consent.
Technically 25% of all IBM shares outstanding can call for a special shareholder meeting but unfortunately this translates into 40% of the shares that cast ballots at the annual meeting because many IBM shareholders do not vote. It would be hopeless to expect that the shares that do not have time to vote would have the time for the bureaucratic requirements to call for a special shareholder meeting.
This proposal topic won 42%-support at the 2020 IBM annual meeting.
2024 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 73

The 42%-support was all the more impressive because it takes much more IBM shareholder conviction of the merits of a proposal to support a shareholder proposal, and thereby reject the Board of Director’s position, than to simply go along with the Board’s position.
Written consent can also have the safeguard that all shareholders are given notice.
Taking action by written consent in place of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle like the election of a new director. For instance Mr. Andrew Liveris, who chaired the IBM governance committee, was rejected by 22% of shares in 2023 when a 5% rejection is often the norm for well-performing directors. A shareholder right to act by written consent could give IBM directors more of an incentive to improve their performance.
The IBM Board of course said it preferred a special shareholder meeting to written consent. With the widespread use of online shareholder meetings the IBM Board could take control and allow only one shareholder to speak at an online special meeting.
It is also appropriate that the corporate governance of IBM be improved with this proposal given that IBM stock has been in decline for more than a decade from its $200 price in 2013.
Please vote yes:
Shareholder Right to Act by Written Consent — Proposal 6
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
Your Board of Directors believes that action by written consent without prior notice to all stockholders is not in the best interest of stockholders and recommends a vote AGAINST this proposal.

This proposal has been repeatedly rejected by IBM stockholders, most recently in 2021. This year’s version of the proposal once again inaccurately describes the number of shares required to call a special meeting of the stockholders of IBM. IBM’s corporate governance provisions call for a threshold of 25% of stockholders to call a special meeting, not 40% of shares that cast ballots at the annual meeting. The Company’s by-laws plainly state that “Special meetings of the stockholders, unless otherwise provided by law, may be called at any time by the Chairman of the Board or by the Board, and shall be called by the Board upon written request delivered to the Secretary of the Corporation by the holder(s) with the power to vote and dispose of at least 25% of the outstanding shares of the Corporation” (emphasis added). The Board recommends a vote against this proposal.

IBM has long demonstrated its commitment to sound principles of corporate governance, working to ensure that its practices protect and further the interests of its stockholders. In addition to stockholders’ right to call a special meeting, IBM has:
•
a proxy access by-law provision;

•
annual election of directors by majority vote;

•
the right to remove directors without cause;

•
no supermajority provisions in our charter documents;

•
annually-enhanced proxy disclosure that gives stockholders extensive insight into the Board’s oversight of management; and

•
best-in-class, year-round engagement with our stockholders.

IBM’s current practices also guarantee that notice and an opportunity to be heard precede stockholder votes, enabling meaningful discourse to occur before important decisions are made affecting your Company. In contrast, this proposal would enable the owners of a bare majority of shares to act by voting in favor of their own proposed action, without a meeting and without ever providing notice to other stockholders or IBM. The Board of Directors believes that the adoption of this proposal would not be in the best interests of its stockholders.

Currently, any matter that IBM or its stockholders wishes to present for a stockholder vote must be noticed in advance and presented at a meeting of stockholders. This transparency and fairness allows all stockholders to consider, discuss, and vote on pending stockholder actions. In contrast, the written consent proposal at issue would permit a small group of stockholders (including those who accumulate a short-term voting position through the borrowing of shares) with no fiduciary duties to other stockholders to initiate action with no prior notice either to other stockholders or to the Company, thus preventing all stockholders from having an opportunity to deliberate in an open and transparent manner, and to consider arguments for and against any action, including IBM’s position. Permitting stockholder action by written consent could also lead to substantial confusion and disruption for stockholders, with potentially multiple, even conflicting, written consents being solicited by multiple stockholder groups. For these reasons, the Board does not believe that such a written consent right is an appropriate corporate governance model for a widely-held public company like IBM.

742024 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

In sum, the Board concludes that adoption of this proposal is unnecessary for the following reasons:
•
IBM’s long demonstrated history of commitment to high standards of corporate governance and accountability;

•
The belief that holding meetings with proper notice whereby all stockholders may deliberate and discuss the proposed actions, receive and consider the Company’s position, and then vote their shares is the most transparent and fair way for stockholders to take action;

•
The safeguards around the ability to act by a special or annual meeting both promote and protect stockholders’ interests; and

•
As described in this Proxy Statement, the Company has an established process by which stockholders may communicate directly with IBM’s Board or non-management directors throughout the year on any topics of interest to stockholders.

Conclusion
The Board views the proposal calling for action by written consent without prior notice to all stockholders as unnecessary and not in the best interests of its stockholders.
THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
7. Stockholder Proposal Requesting a Public Report on Climate Lobbying
Management has been advised that James McRitchie, 9295 Yorkship Court, Elk Grove, CA 95758, the owner of at least 15 shares of IBM stock, intends to submit the following proposal at the meeting:
Proposal 7 — Report Climate Lobbying Alignment
Resolved: Shareholders request the Board of International Business Machines (“IBM” or “Company”) annually analyze and report to shareholders (at reasonable cost, omitting proprietary information) on whether and how IBM is aligning its lobbying and policy influence activities and positions, both direct and indirect (through trade associations, coalitions, alliances, and other organizations) with its target of net-zero emissions 2030, including the activities and positions analyzed, the criteria used to assess alignment, and involvement of stakeholders, if any, in the analytical process.
In evaluating the degree of alignment between the Company’s emissions goals and its lobbying, IBM should consider not only its policy positions and those of organizations of which it is a member but also the actual lobbying activities, such as legislative comment submissions.
The proponent believes this request is consistent with investor expectations described in the Global Standard on Responsible Climate Lobbying,1 a valuable resource for implementation.
Supporting Statement:
The United Nations Framework Convention on Climate Change asserts that greenhouse gas emissions must decline 45 percent from 2010 by 2030 to limit global warming to 1.5 degrees Celsius. If that goal is not met, even more rapid reductions, at greater cost, will be required to compensate for the slow start on the path to global net- zero emissions.2
IBM has publicly committed to achieving net-zero emissions by 2030, supports the Paris Agreement’s goals, and believes that all society sectors must participate in climate change solutions.3 However, IBM does not describe its direct and indirect federal or state lobbying efforts to engage in climate-related policy issues. Corporate lobbying inconsistent with the Paris Agreement and companies’ net zero targets presents increasingly material risks to companies and their shareholders.
IBM has disclosed that it spent over $25 million since 2018 on federal lobbying. This does not include certain undisclosed state lobbying expenditures. IBM provides direct links on its public policy website to where it files quarterly lobbying activity and expenditure reports. Enhancing this by reporting how the company’s lobbying activities align with its net-zero targets would fill critical disclosure gaps for shareholders.
Even with the recent passage of the Inflation Reduction Act, critical gaps remain between the United States’ Nationally Determined Contributions and necessary climate action. Companies like IBM have an essential role in enabling policymakers to close these gaps, given the increasingly material risks they face with delays in emissions reductions.
Of particular concern are trade associations that say they speak for business but too often present forceful obstacles to addressing climate change. IBM is a member of trade associations, such as the Business Roundtable, engaging with largely negative climate policy positions. Although IBM states that it will share its dissenting views with trade associations in public when it helps the policy debate, stockholders have yet to see such disclosure on climate policy. Shareholders discount hypocritical companies.
Add Value: Vote For Proposal 7
1
https://climate-lobbying.com

2
https://unfccc.int/news/updated-ndc-synthesis-report-worrying-trends-confirmed

3
https://www.ibm.com/about/environment/energy-climate

2024 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 75

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
The Board has reviewed and considered this proposal and determined that it is unnecessary given IBM’s history on environmental matters, current disclosures and policies.
IBM Has a Long History of Actively Addressing Environmental Matters

For the past three decades, IBM has been actively addressing environmental concerns. When it comes to climate change, IBM has demonstrable leadership and results. In 1994, IBM began to voluntarily disclose carbon dioxide emissions associated with IBM’s consumption of energy and has done so every year since. In 2000, IBM established its first carbon dioxide emissions goal and is now working on its fifth successive goal, with factual achievement every step of the way. In 2001, IBM made its first purchase of renewable electricity and has continued ever since. In 2007, IBM published a formal position on climate change calling for meaningful action on a global basis to stabilize the atmospheric concentration of greenhouse gases. In 2015, IBM stood by this statement when it supported the Paris Agreement and reaffirmed its support in 2017. In 2019, IBM once again demonstrated its commitment to combating climate change by becoming a Founding Member of the Climate Leadership Council and supporting its bipartisan plan for a carbon tax with 100% of the net proceeds returned to citizens as a carbon dividend. Furthermore, IBM has been recognized with numerous awards for its climate leadership. Most recently, for example, IBM was named to Forbes Top 100 Net Zero Leaders 2023 and USA Today America’s Climate Leaders 2023.

IBM Already Publicly Discloses its Climate Policy and Positions

IBM’s public policy advocacy spans a range of issues relevant to our business, clients, stockholders, employees, communities and other stakeholders. We engage policymakers and leaders globally to promote ideas that can help spur growth and innovation with new technologies or address societal challenges, such as building a skilled and diverse workforce. We do this by developing innovative policy ideas that are aligned with national agendas, through building trusted relationships with government leaders, and through partnerships with academia and civil society. With regards to environmental matters, IBM is committed to addressing climate change through the company’s energy conservation and climate protection programs. IBM’s climate change policy and positions are already publicly available at our website and in our annual Impact Report: (https://www.ibm.com/about/environment/energy-climate).

As an example of our public disclosure of our climate change policy and positions, IBM publicly endorsed the plan outlined by the Climate Leadership Council that would put a tax on carbon dioxide emissions, with the proceeds of that tax — a “carbon dividend” — to be returned to citizens. We did this because we are convinced this represents the most realistic and appropriate opportunity to get a majority of people to agree on a public policy towards carbon emissions that is mindful of both the environment and the economy. This plan would put in place strong economic incentives for energy companies to reduce carbon emissions and for energy consumers to reduce their own energy consumption. More information on this topic is available at our website (https://www.ibm.com/policy/climate-change/).

IBM Already Provides Robust Disclosure on its Lobbying Activities and it is Recognized for its Transparency by Independent Third Parties

IBM already discloses robust information with regards to its lobbying activities. In fact, IBM consistently receives high ratings from independent analysts of corporate practices on lobbying and political spending, including the Center for Political Accountability and Transparency International UK. In its latest report, the Center for Political Accountability’s 2023 Report on Corporate Political Disclosure and Accountability gave IBM a score of 98.6 out of 100, naming IBM as one of only 20 companies that fully prohibit the use of corporate assets to influence elections and as one of only 38 companies that prohibit both trade associations and non-profits from using Company contributions for election-related purposes.

The additional, prescriptive annual report requested by the proponent focused on a single issue is unnecessary given the extent of IBM’s existing lobbying disclosures: (https://www.ibm.com/policy/philosophy-and-governance-new/). For example, IBM’s disclosures already identify those trade organizations that IBM is a member of and are directly engaged in U.S. lobbying through annual payments of $50,000 or higher. Moreover, the website also provides direct links to where IBM regularly files periodic reports with the Secretary of the U.S. Senate and the Clerk of the U.S. House of Representatives. These reports detail IBM’s U.S. federal lobbying activities (including environmental) and expenditures (including expenditures for “indirect lobbying” via trade associations, as required by law). The reports further display the European Union Transparency Register, which details IBM’s lobbying activities and expenditures with European Union institutions. Furthermore, IBM files reports with state and municipal governments where required.

Conclusion
For the reasons described above, the Board believes the adoption of this proposal is unnecessary and therefore not in the best interests of the Company and its stockholders.
THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
762024 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

8. Stockholder Proposal Requesting the Adoption of Greenhouse Gas Emissions Targets
Management has been advised that Green Century Capital Management, Inc., on behalf of the Green Century Equity Fund, 114 State St. Suite 200, Boston, Massachusetts 02109, the owner of at least 150 shares of IBM stock, intends to submit the following proposal at the meeting:
Target to Reduce Full Operational and Value Chain Greenhouse Gas Emissions
Whereas: Climate change is creating systemic risks to the economy, and immediate, sharp emissions reduction is required of all market sectors and industries.1 Publicly traded corporations both contribute emissions that augment climate change and are subject to multiple risks created by climate change. Lack of comprehensive efforts to curtail emissions threatens investor value, particularly for diversified holders, for whom climate change poses an undiversifiable and unhedgeable risk.2
In response to this systemic risk, more than 6,000 companies, representing a broad range of industries, have set or committed to set science-based greenhouse gas reduction targets covering their Scopes 1-3 emissions aligned with a 1.5 degrees Celsius scenario with the Science Based Targets initiative (SBTi). SBTi provides third-party validation of corporate targets.
IBM has declined to set comparably comprehensive targets or seek third-party validation for its existing targets, raising concerns about the credibility of its commitments. Rather, it has adopted a 2030 net zero target narrowly focused on its operational emissions and a single category of Scope 3 emissions. Of the emissions IBM discloses for 2022, its target covers only half of its carbon footprint.
Meanwhile, Company peers Accenture, Microsoft, Hewlett Packard Enterprise, Salesforce, and SAP have set or committed to set near-term science-based 1.5 degree Celsius-aligned targets with SBTi inclusive of their full Scopes 1-3 emissions. Additionally, Accenture, Hewlett Packard Enterprise, and Microsoft, have committed to set ambitious long-term 1.5 degree Celsius-aligned net-zero by 2050 targets, vetted by SBTi.
IBM’s opposition to setting an emissions reduction target verified by a third party creates business and reputational risks. For example, the Company markets and sells end-to-end sustainability solutions including cloud-based software, Envizi ESG Suite, which helps customers calculate and report Scope 3 emissions, and it notes in a Wall Street Journal ad that, “Companies need tools that can help them do detailed carbon accounting…”3
However, in its recent CDP climate report, IBM chooses not to disclose a number of Scope 3 emissions categories indicating that there is no reliable data for reporting the emissions, controverting its stated capabilities of providing detailed carbon accounting. Further, IBM describes Envizi as valuable for customers reporting greenhouse gas emissions data to CDP, or who have committed to the SBTi.
Regrettably, IBM disparages SBTi in its 2022 CDP climate report as “a self-appointed arbiter for judging a company’s goals,” undermining the value of its own services.
Resolved: Shareholders request that IBM adopt independently verified short-, medium- and long-term science-based greenhouse gas emissions reduction targets, inclusive of emissions from its full value chain, in order to achieve net zero emissions by 2050 in line with the Paris Agreement’s goal of limiting global temperature rise to 1.5 degrees Celsius.
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

This proposal is unnecessarily prescriptive and does not properly consider IBM’s well-known disclosures, policies and practices in this area. Accordingly, the Board recommends AGAINST this proposal since it is unnecessary and not in the best interest of the Company and its stockholders.

IBM Has a Long History of Actively Addressing Environmental Matters

For the past three decades, IBM has been actively addressing environmental concerns. When it comes to climate change, IBM has demonstrable leadership and results. In 1994, IBM began to voluntarily disclose carbon dioxide emissions associated with IBM’s consumption of energy and has done so every year since. In 2000, IBM established its first carbon dioxide emissions goal and is now working on its fifth successive goal, with factual achievement every step of the way. In 2001, IBM made its first purchase of renewable electricity and has continued ever since. In 2007, IBM published a formal position on climate change calling for meaningful action on a global basis to stabilize the atmospheric concentration of greenhouse gases. In 2015, IBM stood by this statement when it supported the Paris Agreement and reaffirmed its support in 2017. In 2019, IBM once again demonstrated its

1
https://report.ipcc.ch/ar6wg3/pdf/IPCC_AR6_WGIII_FinalDraft_FullReport.pdf

2
https://www.unepfi.org/fileadmin/documents/universal_ownership_full.pdf. Pg4.

3
https://partners.wsj.com/ibm/tackling-tough-business-challenges-together/making-sustainability-goals-achievable-with-the-help-of-data/

2024 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 77

commitment to combating climate change by becoming a Founding Member of the Climate Leadership Council and supporting its bipartisan plan for a carbon tax with 100% of the net proceeds returned to citizens as a carbon dividend. Furthermore, IBM has been recognized with numerous awards for its climate leadership. Most recently, for example, IBM was named to Forbes Top 100 Net Zero Leaders 2023 and USA Today America’s Climate Leaders 2023.

IBM’s Climate Change Goals Are Transparent, Authentic and Factually Based on Science

Since its first carbon dioxide emissions reduction goal in 2000, IBM’s climate goals have always been transparent, authentic, and, most importantly, based on science. Currently, IBM has 11 voluntary goals pertaining to climate change, including goals for greenhouse gas (GHG) emissions reduction and net zero. These goals are aligned with the scientific recommendations of the United Nations Intergovernmental Panel on Climate Change (IPCC). We establish near-term targets to promote action and accountability and to promote our long-term objectives.

We believe that demonstrable and factual results are what matter most and, for this reason, we avoid opaque representations of achievement. For example, one of IBM’s goals is to reduce the company’s operational GHG emissions by 65% by 2025 against base year 2010, adjusted for acquisitions and divestitures. As reported in our 2022 Impact Report, as of year-end 2022, IBM had already achieved a 63.3% reduction. This achievement was, and will continue to be, evaluated by an independent third party that reviewed GHG emissions and associated data from the activities under IBM’s operational control. It is also worth noting that the 63.3% reduction exceeds the annual rate of reduction recommended by the United Nations IPCC, which in its “Special Report: 1.5 C°” indicated that anthropogenic carbon dioxide emissions must decrease 45% between 2010 and 2030 to limit Earth’s warming to 1.5 degrees Celsius above pre-industrial levels. This translates to an annual rate of reduction of 2.25%, while IBM’s goal achieves a rate of reduction of 4.3% per year. Further, we do not include the purchase of nature-based carbon offsets to comprise any emissions reduction.

IBM’s Climate Change Goals Already Include Our Value Chain

Scope 3 GHG emissions are the direct emissions of numerous other entities with whom a company interacts. These entities include, for example, all suppliers around the world across all tiers (from the origin of a raw material to a finished product to its disposition), all of a company’s customers, and all of a company’s employees as those employees commute to a workplace. These entities are collectively referred to as a company’s “value chain.” Under a voluntary accounting standard named the Greenhouse Gas Protocol, the direct emissions of all the entities described above are also allocated and assigned to the company in question as that company’s indirect, estimated Scope 3 emissions. As such, these estimated emissions are typically counted multiple times.

Determining Scope 3 emissions in a factual manner across a company’s value chain can be extremely challenging due to a lack of access to primary source data across multiple entities. That is why the majority are estimates of considerable uncertainty. Nevertheless, estimates can help inform where emissions occur in a macro sense across a broad market economy. For this reason, IBM reports in Scope 3 categories where it has relevant data to make estimates, and we offer software and solutions to help interested clients as well.

IBM believes real reductions of emissions are directly and demonstrably achieved when the organization generating the emission takes action to do so. That is why we are committed to achieve net-zero operational GHG emissions by 2030 that includes our Scope 1 and Scope 2 emissions, as well as Scope 3 emissions associated with IBM’s electricity consumption (which we control) at co-location data centers. IBM does not, however, include in its operational goals estimates of its global suppliers’ and global clients’ emissions (Scope 3) that it does not control. Rather than commit to purchase carbon offsets or credits every year to offset these emissions, IBM believes it is much more impactful to invest in emerging solutions for climate change like the IBM Research Division’s work to accelerate the discovery of new materials for carbon removal; IBM’s Environment Intelligence Suite software for the complex modeling of potential climate impacts; IBM’s Envizi software for energy and greenhouse gas emissions management; and IBM’s philanthropic Sustainability Accelerator program.

At the same time, we remain closely engaged with our suppliers and clients. Since 2010, IBM has required all of its first-tier suppliers to implement an environmental management system, measure and set goals to reduce their GHG emissions, and publicly disclose their results. Building upon these requirements, in April 2021, IBM enhanced its supplier engagement by establishing a new goal requiring key suppliers in emissions-intensive business sectors to set a goal to reduce their Scope 1 and Scope 2 emissions that is aligned with scientific recommendations from the IPCC to limit Earth’s warming to 1.5°C above pre-industrial levels. We also convene an annual Sustainability Leadership Symposium with our suppliers, during which they share innovations and best practices. In addition, we continue to design products and solutions with the environment in mind, as we have done since 1991. For example, IBM servers such as the z16 have been exemplars of energy efficiency, yet we sustain a goal to continually reduce the power consumption per unit of work delivered by our future servers from one generation to the next. We further invest in research and develop solutions with demonstrable environmental benefits to help our clients transform their operations for environmental sustainability.

Conclusion

There is no one size fits all approach for addressing climate change. For the reasons described above, the Board believes the adoption of this prescriptive proposal is unnecessary and therefore not in the best interests of the Company and its stockholders.

THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
782024 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

Frequently Asked Questions
1.
What is a “stockholder of record”?

A stockholder of record or registered stockholder (record owner) is a stockholder whose ownership of IBM common stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the record owner of your shares is usually your bank, broker or other intermediary. If you are not a record owner, please understand that IBM does not know that you are a stockholder, or how many shares you own.
2.
I want to attend the 2024 Annual Meeting. What procedures must I follow?

The Annual Meeting will be conducted virtually. All stockholders will be able to attend the Annual Meeting via webcast by entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials at www.virtualshareholdermeeting.com/IBM2024 (Annual Meeting Website). If you do not have a control number, you will be able to register as a guest; however, you will not be able to vote or submit questions before or during the meeting.
No recording of the Annual Meeting is allowed, including audio and video recording.
3.
What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting Website log-in page.
4.
Are there rules of conduct for the Annual Meeting?

Yes, the rules of conduct for the Annual Meeting will be available on the Annual Meeting Website on the date of the Annual Meeting. The rules of conduct will provide information on regarding the rules and procedures for participating in the Annual Meeting.
5.
What is the “record date” for the Annual Meeting?

March 1, 2024.
6.
Which IBM shares will be entitled to vote at the Annual Meeting?

IBM’s common stock ($0.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each record owner and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.
7.
Which IBM shares are included in the proxy card?

For record owners: The proxy card covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the Computershare CIP (the Direct Stock Purchase and Dividend Reinvestment Plan) and the IBM Employees Stock Purchase Plans.
For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plan: The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.
For holders in street name: You will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares. Contact your bank, broker or other intermediary if you have any questions regarding your IBM stock holdings as of the record date.
8.
May I vote my shares in person at the Annual Meeting?

Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. To vote during the Annual Meeting, log into the Annual Meeting Website with your 16-digit control number (found on your Notice of Internet Availability of Proxy Materials, your proxy card, or your instructions that accompanied your proxy materials).
9.
Can I vote my shares without attending the Annual Meeting?

Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.
For record owners: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by checking the appropriate boxes on the proxy card. Shares will be voted following your written instructions. However, it is not necessary to check any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date, and return the proxy card in the enclosed envelope, or if you received Notice of Internet Availability of Proxy Materials, follow the instructions on how to access the proxy materials and vote online.
You can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the proxy card.
For participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 11:59 p.m. ET on April 28, 2024, or otherwise ensure that your card is signed, returned, and received by such time and date. If instructions are not received over the Internet or by telephone by 11:59 p.m. ET on April 28, 2024, or if the signed card is not returned and received by such time and date, the IBM shares in the IBM Stock Fund under the IBM 401(k) Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.
For holders in street name: If you are not voting your shares in person at the Annual Meeting, you must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

2024 Notice of Annual Meeting & Proxy Statement   |   Frequently Asked Questions 79

10.
May I change or revoke my proxy?

For record owners: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later-dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of IBM.
For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.
11.
How can I contact IBM’s transfer agent?

Contact our transfer agent either by writing Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephoning 888-IBM-6700 (outside the United States, Canada, and Puerto Rico 781-575-2727).
12.
Other than the items in the proxy statement, what other items of business will be addressed at the Annual Meeting?

Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the proxy card are also authorized to vote upon those matters utilizing their own discretion.
13.
During the question period at the Annual Meeting, what topics will be discussed?

This part of the meeting is for stockholders to ask questions to the Chairman about Company matters. It is not the appropriate forum to raise personal grievances.
14.
How can I ask questions during the Annual Meeting?

Stockholders of record may submit questions either before (by going to www.proxyvote.com) or during the meeting (by going to the Annual Meeting Website) and logging in using your 16-digit control number and following the instructions to submit a question. Additionally, each year IBM provides a portal through which stockholders may submit questions in advance of the Annual Meeting. To submit a question via the IBM portal, please visit https://www.ibm.com/investor/services/annual-meeting-of-stockholders.
If you do not have a control number, you will be able to register for the Annual Meeting as a guest; however, you will not be able to vote or submit questions on the Annual Meeting Website before or during the meeting.
15.
Who tabulates the votes?

Votes are counted by employees of Broadridge Corporate Issuer Solutions, Inc., IBM’s tabulator, and certified by the Inspectors of Election, employees of First Coast Results, Inc.
16.
I understand that a “quorum” of stockholders is required in order for IBM to transact business at the Annual Meeting. What constitutes a quorum?

A majority of all “outstanding” shares of common stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.
17.
How many shares of IBM stock are “outstanding”?

As of February 9, 2024, there were 916,744,848 shares of common stock outstanding and entitled to be voted.
18.
What is the voting requirement for electing IBM’s directors?

To be elected in an uncontested election, each director must receive a majority of the votes cast. In a contested election, a nominee receiving a plurality of the votes cast at such election shall be elected.
19.
What is “broker discretionary voting”?

This refers to the NYSE rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE rules on broker discretionary voting prohibit banks, brokers, and other intermediaries from voting uninstructed shares on certain matters, including the election of directors. Therefore, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote in the election of directors, no votes will be cast on your behalf. It is important that you cast your vote.
20.
Are abstentions and broker non-votes counted as votes cast?

No. Under the laws of New York State, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current New York State law requirements and IBM’s certificate of incorporation and by-laws.
21.
Assuming there is a proper quorum of shares represented at the Annual Meeting, how many shares are required to approve the proposals being voted upon in this proxy statement?

The table below reflects the vote required in accordance with the laws of New York State:
Proposal	Vote Required	Do abstentions count as votes cast?	Is broker discretionary voting allowed?
Election of Directors	Majority of votes cast	No	No
Ratification of Appointment of PricewaterhouseCoopers LLP	Majority of votes cast	No	Yes
Advisory Vote on Executive Compensation*	Majority of votes cast	No	No
Stockholder Proposals*	Majority of votes cast	No	No

*
Advisory and non-binding

22.
Where can I find the voting results of the Annual Meeting?

IBM intends to publish the final voting results on its website and will disclose the final voting results on a Form 8-K shortly after the Annual Meeting.
23.
Will my votes be confidential?

Yes. All stockholder meeting proxies, ballots, and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

802024 Notice of Annual Meeting & Proxy Statement   |   Frequently Asked Questions

24.
I received my proxy materials in hard copy. How may I arrange to receive them electronically?

To enroll for electronic delivery, go to our Investor Relations website at https://www.ibm.com/investor/help/consent-for-materials-online and follow the instructions to enroll.
25.
How do I submit a proposal for inclusion in IBM’s 2025 proxy materials?

Stockholder proposals may be submitted for IBM’s 2025 proxy materials after the 2024 Annual Meeting and must be received at our corporate headquarters no later than November 11, 2024. Proposals should be sent via registered, certified or express mail to: Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Mail Drop 301, Armonk, NY 10504.
Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of IBM and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure and secrecy of stockholder voting.
26.
How do I submit an item of business for the 2025 Annual Meeting?

Stockholders who intend to present an item of business at the 2025 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in IBM’s Proxy Statement), including nominations for election to the Board of Directors pursuant to the Company’s proxy access by-law provision, must provide notice of such business to IBM’s Secretary no earlier than October 12, 2024 and no later than November 11, 2024, as set forth more fully in, and in compliance with, IBM’s by-laws. In addition, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide the additional information required by Rule 14a-19 under the Securities Exchange Act of 1934 by no later than March 1, 2025.
27.
I did not receive a copy of the Annual Report. How can I get one?

Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 11 above). If you are not a stockholder of record and did not receive an Annual Report from your bank, broker or other intermediary, you must contact your bank, broker or other intermediary directly.
28.
What is “householding” and does IBM do this?

Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement and annual report from a company, bank, broker or other intermediary, unless one or more of these stockholders notifies the company, bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, IBM does not “household” for any of our stockholders of record. However, as explained below, your bank, broker or other intermediary may be householding your account if you hold your shares in street name.
29.
If I am a holder in street name, how may I obtain a separate set of proxy materials?

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.
30.
Members of our household own IBM shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?

Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.
31.
I received a Notice of Internet Availability of Proxy Materials. What does this mean?

Consistent with common practice and in accordance with SEC rules, IBM is distributing proxy materials to some stockholders over the Internet by sending a Notice of Internet Availability of Proxy Materials that explains how to access our proxy materials and vote online. If you received a notice and would like a printed copy of the proxy materials (including the Annual Report, Proxy Statement and a proxy card in the case of record owners, or a voting instruction form in the case of stockholders holding shares in street name), please follow the instructions included in your notice.
32.
I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?

For record owners: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 11 above).
For holders in street name: You must contact your bank, broker or other intermediary to receive copies of these materials.
33.
Who is making this proxy solicitation and approximately how much will these solicitation activities cost?

Solicitation of proxies is being made by IBM through the mail, in person and by telecommunications. The cost of this solicitation will be borne by IBM. In addition, management has retained Innisfree M&A Incorporated, to assist in soliciting proxies for a fee of approximately $50,000, plus reasonable out-of-pocket expenses.
Frank Sedlarcik
Vice President and Secretary
March 11, 2024

2024 Notice of Annual Meeting & Proxy Statement   |   Frequently Asked Questions 81

Appendix A — Non-GAAP Financial Information and Reconciliations
The rationale for management’s use of non-GAAP information in the Compensation Discussion and Analysis and Proxy Statement is as follows:
Operating (non-GAAP) Earnings Per Share and Related Income Statement Items
In an effort to provide better transparency into the operational results of the business, supplementally, the company separates business results into operating and non-operating categories. Operating earnings from continuing operations is a non-GAAP measure that excludes the effects of certain acquisition-related charges, intangible asset amortization, expense resulting from basis differences on equity method investments, retirement-related costs, certain impacts from the Kyndryl separation and their related tax impacts. Due to the unique, non-recurring nature of the enactment of the U.S. Tax Cuts and Jobs Act (U.S. tax reform), the company characterizes the one-time provisional charge recorded in the fourth quarter of 2017 and adjustments to that charge as non-operating. Adjustments primarily include true-ups, accounting elections and any changes to regulations, laws, and audit adjustments that affect the recorded one-time charge. Management characterizes direct and incremental charges incurred related to the Kyndryl separation as non-operating given their unique and non-recurring nature. In 2022, these charges primarily related to any net gains or losses on the Kyndryl common stock and the related cash-settled swap with a third-party financial institution, which were recorded in other (income) and expense in the Consolidated Income Statement. As of November 2, 2022, the company no longer held an ownership interest in Kyndryl. For acquisitions, operating (non-GAAP) earnings exclude the amortization of purchased intangible assets and acquisition-related charges such as in-process research and development, transaction costs, applicable retention, restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs. These charges are excluded as they may be inconsistent in amount and timing from period to period and are significantly impacted by the size, type and frequency of the company’s acquisitions. Given its unique and temporary nature, management has also characterized as non-operating expense, the mark-to-market impact on the foreign exchange call option contracts to economically hedge the foreign currency exposure related to the purchase price of the company’s announced acquisition of StreamSets and webMethods from Software AG. The mark-to-market impact is recorded in other (income) and expense in the Consolidated Income Statement and reflects the fair value changes in the derivative contracts. All other spending for acquired companies is included in both earnings from continuing operations and in operating (non-GAAP) earnings. For retirement-related costs, the company characterizes certain items as operating and others as non-operating, consistent with GAAP. The company includes defined benefit plan and nonpension postretirement benefit plan service costs, multi-employer plan costs and the cost of defined contribution plans in operating earnings. Non-operating retirement-related costs include defined benefit plan and nonpension postretirement benefit plan amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements including the one-time, non-cash, pre-tax settlement charge of $5.9 billion ($4.4 billion net of tax) in the third quarter of 2022 and pension insolvency costs and other costs. Non-operating retirement-related costs are primarily related to changes in pension plan assets and liabilities which are tied to financial market performance, and the company considers these costs to be outside of the operational performance of the business.
Overall, the company believes that supplementally providing investors with a view of operating earnings as described above provides increased transparency and clarity into both the operational results of the business and the performance of the company’s pension plans; improves visibility to management decisions and their impacts on operational performance; enables better comparison to peer companies; and allows the company to provide a long-term strategic view of the business going forward. In addition, these non-GAAP measures provide a perspective consistent with areas of interest the company routinely receives from investors and analysts. The company’s reportable segment financial results reflect pre-tax operating earnings from continuing operations, consistent with the company’s management and measurement system.
Free Cash Flow/Operating Cash Flow
The company uses free cash flow as a measure to evaluate its operating results, plan shareholder return levels and strategic investments and assess its ability and need to incur and service debt. The entire free cash flow amount is not necessarily available for discretionary expenditures. The company defines free cash flow as net cash from operating activities less the change in Financing receivables and net capital expenditures, including the investment in software. A key objective of the Financing business is to generate strong returns on equity, and our Financing receivables are the basis for that growth. Accordingly, management considers Financing receivables as a profit-generating investment, not as working capital that should be minimized for efficiency. Therefore, management presents both free cash flow and net cash from operating activities that exclude the effect of Financing receivables.
Constant Currency
When the company refers to growth rates at constant currency or adjusts such growth rates for currency, it is done so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of its business performance. Financial results adjusted for currency are calculated by translating current period activity in local currency using the comparable prior year period’s currency conversion rate. This approach is used for
822024 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations

countries where the functional currency is the local currency. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.
Return on Invested Capital (ROIC)
For the 2021-2023 performance period, ROIC equals consolidated net operating profits after tax (consolidated GAAP net income plus after-tax interest expense) excluding the settlement charge resulting from the U.S. pension risk transfer, divided by the sum of the average debt and average total stockholders’ equity over the period, excluding goodwill associated with the Red Hat acquisition in years 2021 and 2022. In September 2022, IBM transferred $16 billion of its defined benefit pension obligations and related plan assets to two insurers. A non-cash settlement charge of $4.4 billion net of tax related to this transfer was excluded given its unique and non-recurring nature. Due to the significant nature of the Red Hat acquisition, the Company utilizes a computation of ROIC excluding goodwill associated with the acquisition. The goodwill that was generated is primarily attributable to the assembled workforce of Red Hat and the increased synergies expected to be achieved over time from the integration of Red Hat products into the Company’s various integrated solutions.
Key performance metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stockholders, including:
Annual Recurring Revenue (ARR)
ARR is a key performance metric management uses to assess the health and growth trajectory of the Hybrid Platform & Solutions business within IBM Software. ARR is calculated by estimating the current quarter’s recurring, committed value for certain types of active contracts as of the period-end date and then multiplying that value by four. This value is based on each arrangement’s contract value and start date, mitigating fluctuations during the contract term, and includes the following consumption models: (1) software subscription agreements, including committed term licenses, (2) as-a-service arrangements such as SaaS and PaaS (3) maintenance and support contracts, and (4) security managed services contracts. ARR should be viewed independently of revenue as this performance metric and its inputs may not represent the amount of revenue recognized in the period and therefore is not intended to represent current period revenue or revenue that will be recognized in future periods.
The tables below provide reconciliations of the Company’s income statement results as reported under GAAP to its operating earnings presentation, which is a non-GAAP measure.
($ in millions except per share amount) For the year ended December 31, 2023	GAAP	Acquisition- Related Adjustments	Retirement- Related Adjustments	Tax Reform Impacts	Kyndryl Related Impacts	Operating (Non-GAAP)
Gross Profit	$34,300	$631	$—	$—	$—	$34,931
Gross Profit Margin	55.4%	1.0Pts	—Pts	—Pts	—Pts	56.5%
S,G&A	$19,003	$(1,039)	$—	$—	$—	$17,964
Other (Income) & Expense*	(914)	10	39	—	—	(866)
Total Expense & Other (Income)	25,610	(1,029)	39	—	—	24,620
Pre-tax Income from Continuing Operations	8,690	1,660	(39)	—	—	10,311
Pre-tax Income Margin from Continuing Operations	14.0%	2.7Pts	(0.1)Pts	—Pts	—Pts	16.7%
Provision for/(benefit from) Income Taxes**	$1,176	$368	$(8)	$(95)	$—	$1,441
Effective Tax Rate	13.5%	1.4Pts	0.0Pts	(0.9)Pts	—Pts	14.0%
Income from Continuing Operations	$7,514	$1,292	$(30)	$95	$—	$8,870
Income Margin from Continuing Operations	12.1%	2.1Pts	0.0Pts	0.2Pts	—Pts	14.3%
Diluted Earnings Per Share: Continuing Operations	$8.15	$1.40	$(0.03)	$0.10	$—	$9.62

*
Acquisition-Related Adjustments includes a gain of $12 million on foreign exchange call option contracts related to the company’s planned acquisition of StreamSets and webMethods from Software AG.

**
The tax impact on operating (non-GAAP) pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income which employs an annual effective tax rate method to the results.

2024 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations83

($ in millions except per share amount) For the year ended December 31, 2022	GAAP	Acquisition- Related Adjustments	Retirement- Related Adjustments*	Tax Reform Impacts	Kyndryl Related Impacts	Operating (Non-GAAP)
Gross Profit	$32,687	$682	$—	$—	$—	$33,370
Gross Profit Margin	54.0%	1.1Pts	—Pts	—Pts	—Pts	55.1%
S,G&A	$18,609	$(1,080)	$—	$—	$—	$17,529
Other (Income) & Expense	5,803	(3)	(6,548)	—	(351)	(1,099)
Total Expense & Other (Income)	31,531	(1,083)	(6,548)	—	(351)	23,549
Pre-tax Income from Continuing Operations	1,156	1,765	6,548	—	351	9,821
Pre-tax Income Margin from Continuing Operations	1.9%	2.9Pts	10.8Pts	—Pts	0.6Pts	16.2%
Provision for/(benefit from) Income Taxes**	$(626)	$436	$1,615	$70	$0	$1,495
Effective Tax Rate	(54.2)%	14.2Pts	52.6Pts	0.7Pts	1.9Pts	15.2%
Income from Continuing Operations	$1,783	$1,329	$4,933	$(70)	$351	$8,326
Income Margin from Continuing Operations	2.9%	2.2Pts	8.1Pts	(0.1)Pts	0.6Pts	13.8%
Diluted Earnings Per Share: Continuing Operations	$1.95	$1.46	$5.41	$(0.08)	$0.38	$9.13

*
Includes a one-time, non-cash, pre-tax pension settlement charge of $5.9 billion ($4.4 billion after tax).

**
The tax impact on operating (non-GAAP) pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income which employs an annual effective tax rate method to the results.

($ in millions except per share amount) For the year ended December 31, 2021	GAAP	Acquisition- Related Adjustments	Retirement- Related Adjustments	Tax Reform Impacts	Kyndryl Related Impacts	Operating (Non-GAAP)
Gross Profit	$31,486	$719	$—	$—	$—	$32,205
Gross Profit Margin	54.9%	1.3Pts	—Pts	—Pts	—Pts	56.2%
S,G&A	$18,745	$(1,160)	$—	$—	$(8)	$17,577
Other (Income) & Expense	873	(2)	(1,282)	—	126	(285)
Total Expense & Other (Income)	26,649	(1,162)	(1,282)	—	118	24,324
Pre-tax Income from Continuing Operations	4,837	1,881	1,282	—	(118)	7,881
Pre-tax Income Margin from Continuing Operations	8.4%	3.3Pts	2.2Pts	—Pts	(0.2)Pts	13.7%
Provision for Income Taxes*	$124	$457	$251	$(89)	$(37)	$706
Effective Tax Rate	2.6%	5.2Pts	2.8Pts	(1.1)Pts	(0.4)Pts	9.0%
Income from Continuing Operations	$4,712	$1,424	$1,031	$89	$(81)	$7,174
Income Margin from Continuing Operations	8.2%	2.5Pts	1.8Pts	0.2Pts	(0.1)Pts	12.5%
Diluted Earnings Per Share: Continuing Operations	$5.21	$1.57	$1.14	$0.10	$(0.09)	$7.93

*
The tax impact on operating (non-GAAP) pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income which employs an annual effective tax rate method to the results.

842024 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations

The table below provides a reconciliation of cash flows which is presented on a consolidated basis, including activity from discontinued operations related to the separation of Kyndryl. Free cash flow and operating cash flow are non-GAAP measures.
($ in billions) For the year ended December 31:	2023	2022*	2021
Net cash from operating activities per GAAP**	$13.9	$10.4	$12.8
Less: the change in Financing receivables	1.2	(0.7)	3.9
Net cash from operating activities, excluding Financing receivables	12.7	11.2	8.9
Capital expenditures, net	(1.5)	(1.9)	(2.4)
Free Cash Flow+	11.2	9.3	6.5
Acquisitions	(5.1)	(2.3)	(3.3)
Divestitures	(0.0)	1.3	0.1
Dividends	(6.0)	(5.9)	(5.9)
Non-Financing Debt	5.5	1.9	(1.2)
Other (includes Financing receivables and Financing debt)++	(1.0)	(2.9)	(3.0)
Change in cash, cash equivalents and short-term marketable securities	$4.6	$1.3	$(6.7)

*
Includes immaterial cash flows from discontinued operation.

**
2021 includes cash flows of discontinued operations of $1.6 billion

+
2021 includes cash impacts of approximately $1.4 billion for Kyndryl-related structural actions and separation charges.

++
2021 includes the distribution from Kyndryl of $0.9 billion.

The tables below provide reconciliation of revenue growth rates presented on a continuing operations basis and as reported under GAAP to revenue adjusting for constant currency (@CC), which is a non-GAAP measure.
	2023
	GAAP	@CC
Reconciliation of Revenue Growth Rates:
Software	5%	5%
Hybrid Platform & Solutions	5%	5%
Red Hat	9%	9%
Consulting	5%	6%
	GAAP	@CC
Reconciliation of Total Revenue Growth Rates:
2023	2.2%	2.9%
2022	5.5%	11.6%
2021	3.9%	2.7%
2024 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations85

INTERNATIONAL BUSINESS MACHINES CORPORATION 1 NEW ORCHARD RD, MD 325ARMONK, NY 10504 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 29, 2024, for shares held directly and by 11:59 p.m. Eastern Time on April 28, 2024, for shares held in the 401(k) Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic Voting Instruction Form.During The Meeting - Go to www.virtualshareholdermeeting.com/IBM2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 29, 2024, for shares held directly and by 11:59 p.m. Eastern Time on April 28, 2024, for shares held in the 401(k) Plan. Have your proxy card in hand when you call, and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by telephone or Internet, please DO NOT mail back this Proxy Card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V28926-P04943KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYINTERNATIONAL BUSINESS MACHINES CORPORATIONIBM's Directors recommend a vote FOR each director (please mark your vote for each director separately).1.Election of Directors for a Term of One Year Nominees:For Against Abstain1a.Marianne C. Brown!!!1b.Thomas Buberl!!!1c.David N. Farr!!!1d.Alex Gorsky!!!1e.Michelle J. Howard!!!1f.Arvind Krishna!!!1g.Andrew N. Liveris!!!1h.F. William McNabb III!!!1i.Michael Miebach!!!1j.Martha E. Pollack!!!1k.Peter R. Voser!!!1l.Frederick H. Waddell!!!1m.Alfred W. Zollar!!! IBM's Directors recommend a vote FOR proposals 2 and 3.2.Ratification of Appointment of Independent Registered Public Accounting Firm 3.Advisory Vote on Executive Compensation IBM's Directors recommend a vote AGAINST proposals 4, 5, 6, 7 and 8.4.Stockholder Proposal Requesting a Public Report on Lobbying Activities 5.Stockholder Proposal Requesting a Public Report on Congruency in China Business Operations and ESG Activities 6.Stockholder Proposal Requesting a Right to Act by Written Consent 7.Stockholder Proposal Requesting a Public Report on Climate Lobbying 8.Stockholder Proposal Requesting the Adoption of Greenhouse Gas Emissions Targets For Against Abstain! ! !! ! !For Against Abstain! ! !! ! !! ! !! ! !! ! ! Please sign exactly as your name appears hereon, date, and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, each stockholder named should sign.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Meeting, Proxy Statement and Annual Report are available at www.ibm.com/investor/material/ or www.proxyvote.com.V28927-P04943International Business Machines CorporationAnnual Meeting of StockholdersThis proxy is solicited by the Board of DirectorsArvind Krishna, James J. Kavanaugh, Michelle H. Browdy and Frank Sedlarcik, or any of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held virtually via www.virtualshareholdermeeting.com/IBM2024 at 1:00 p.m. Eastern Time on Tuesday, April 30, 2024, or any adjournment or postponement thereof.THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURNTHIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF THE 2024 ANNUAL MEETING AND PROXY STATEMENT.THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCKOF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM 401(k) PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2024 ANNUAL MEETING AND PROXY STATEMENT.UNLESS YOU USE THE INTERNET OR THE TELEPHONE TO VOTE THESE SHARES, YOU MUST SIGN AND RETURN THIS PROXY FOR THESE SHARES TO BE VOTED. Continued and to be signed on reverse side